As filed with the Securities and Exchange Commission on September 2, 2009




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8352



                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                                  K&L Gates LLP
                                1601 K Street, NW
                              Washington, DC 20006
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code



Date of fiscal year end: December 31



Date of reporting period:  June 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.


--------------------------------------------------------------------------------

                                      LKCM
                                      FUNDS

--------------------------------------------------------------------------------



                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND

                               Semi-Annual Report
                                  June 30, 2009

DEAR FELLOW SHAREHOLDERS:

We report the following performance information for the LKCM Funds:



                                                                              NET        GROSS
                                                 INCEPTION      NAV @       EXPENSE     EXPENSE
FUNDS                                               DATES     6/30/2009    RATIO*, **    RATIO**
-------------------------------------------------------------------------------------------------
LKCM Equity Fund -
   Institutional Class                             1/3/96       $10.89        0.80%       1.07%
   S&P 500 Index1

LKCM Small Cap Equity Fund -
   Institutional Class                             7/14/94      $13.21        0.98%       0.98%
   Russell 2000 Index2

LKCM Small Cap Equity Fund -
   Adviser Class                                   6/5/03       $12.96        1.23%       1.23%
   Russell 2000 Index2

LKCM International Fund                           12/30/97       $6.57        1.20%       1.42%
   MSCI/EAFE Index3

LKCM Balanced Fund                                12/30/97      $11.30        0.80%       1.39%
   S&P 500 Index1
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4

LKCM Fixed Income Fund                            12/30/97      $10.57        0.65%        0.73%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4



                                                                     FIVE YEAR   TEN YEAR      AVG.
                                            SIX MONTH     ONE YEAR    AVERAGE     AVERAGE     ANNUAL
                                              TOTAL         TOTAL   ANNUALIZED  ANNUALIZED     TOTAL
                                             RETURN        RETURN     RETURN      RETURN      RETURN
                                              ENDED         ENDED      ENDED       ENDED       SINCE
FUNDS                                       6/30/2009     6/30/2009  6/30/2009   6/30/2009    INCEPT.
-----------------------------------------------------------------------------------------------------

LKCM Equity Fund -
   Institutional Class                          5.42%      -20.11%      -0.29%      0.79%        5.29%
   S&P 500 Index1                               3.16%      -26.21%      -2.24%     -2.22%        4.77%

LKCM Small Cap Equity Fund -
   Institutional Class                          7.92%      -26.33%      -1.30%      4.75%        8.75%
   Russell 2000 Index2                          2.64%      -25.01%      -1.71%      2.38%        6.41%

LKCM Small Cap Equity Fund -
   Adviser Class                                7.82%      -26.50%      -1.55%       N/A         3.91%
   Russell 2000 Index2                          2.64%      -25.01%      -1.71%       N/A         3.09%

LKCM International Fund                         6.66%      -37.91%       1.52%       0.68%       1.60%
   MSCI/EAFE Index3                             8.42%      -30.96%       2.79%       1.59%       3.38%

LKCM Balanced Fund                              5.28%       -9.33%       2.37%       2.01%       3.52%
   S&P 500 Index1                               3.16%      -26.21%      -2.24%      -2.22%       1.25%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4                1.62%        5.27%       4.57%       5.66%       5.61%

LKCM Fixed Income Fund                          5.74%        8.12%       4.64%       5.33%       5.15%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4                1.62%        5.27%       4.57%       5.66%       5.61%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2008, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

1 The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $732 million.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

4 The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.

ECONOMIC OUTLOOK

The equity market rebounded during the second quarter of 2009, bolstered by rising conviction that the financial crisis showed signs of abating and the economic recovery is beginning to emerge. The equity market, as measured by the S&P 500 Index, increased 15.93% during the second quarter of 2009 and 3.16% for the six months ended June 30, 2009. Indeed we have seen multiple "green shoots" within the economy as financial conditions have become less restrictive and inventory liquidation and job losses have become less intense. The quarter-over-quarter change in gross domestic product (GDP) for the first quarter of 2009 was revised to negative 5.5%, better than the original report of negative 6.1%. We believe the economy likely continued to contract during the second quarter of 2009, however the pace of GDP contraction likely slowed.

Housing has received short-term support from the government's new homebuyer credit and improved affordability. Less restrictive credit conditions, the government's novel "cash for clunkers" program and inventory restocking should provide a boost to auto sales and production. Consumer confidence has rebounded significantly from the lows. However, a recent increase in mortgage rates and energy prices may delay further improvement in consumer sentiment. Additionally, weak corporate spending on capital goods and belt tightening by local and state governments will likely continue to restrain economic growth.

Although we are encouraged by the recovery in the equity markets and relative improvement in economic data, we believe the trail back to prosperity from the greatest economic challenge since the Great Depression will not be straight and narrow, nor short. We naturally expect both the economy and the equity market to have moments of doubt as the economic recovery takes shape.

Many of the fiscal policies undertaken in the first quarter of 2009 were aimed at avoiding deflation. As evidenced by the minutes from the Federal Reserve's June meeting, the Fed remains extremely accommodative on the policy front. With pockets of firmer economic data emerging, focus has begun to return to inflation. There are currently two opposing views of inflation. One camp believes higher inflation is both near and unavoidable, while the other camp continues to fear deflation.

Too much money chasing too few goods will, over time, drive up inflation. Cyclically, the unprecedented monetary easing is acting to boost inflation expectations, though evidence of inflation remains tame, as measured by the core Consumer Price Index (CPI). It is our view that slack in the economy will likely continue to act as a near-term brake on inflation.

One measure of slack in the economy is the output gap, which is the difference between the actual economic output, as measured by real GDP, and the potential level of economic output. The potential output is a measure of maximum sustainable output, or the level of real GDP growth consistent with a stable inflation rate. If actual output rises above the potential level, capacity constraints and inflationary forces build. If output falls below the level of potential, then resources lay idle and inflationary forces abate.

While excess slack remains in the economy, we believe that inflation forces are unlikely to build. Therefore, while the current aggressive global monetary stimulus is reflationary, the persistent slack in the global economy should keep core inflation low over the coming months.

In addition to inflation, the health of the consumer continues to be central to the shape and timing of an economic recovery. As the consumer reduces spending, boosts savings and generally deleverages, some investors believe the economy and market will lack the necessary consumer impetus to reignite growth. While the deleveraging period is likely to remain with us over a period of years, this circumstance does not preclude economic growth.

History tells us there are generally two phases to consumer deleveraging. In the first phase, consumers typically increase their savings rate when confronted with uncertainty as they are currently doing. This increased savings comes on top of generally shrinking income. During this phase the economy contracts. After a period of time, a new savings rate typically emerges as the new norm. At this point, consumers typically enter phase two, during which spending growth once again turns positive and is held roughly inline with income growth, thus maintaining the higher savings rate. Over a multiple year period, the excess savings is gradually used to reduce the consumer's debt burden. Although the economic growth trajectory is less than optimal, there is, nevertheless, an economic recovery driven by consumer spending. While we believe that we are presently in the first phase of this process, we are beginning to see some positive signs such as higher measures of consumer confidence.

The slight dip in consumer confidence in June is likely due in part to the result of the surge in gasoline prices. The current level of consumer confidence is consistent with a rebound in consumption from approximately -2% to between 0.5% and 1.0% per annum. The typical pattern would be for consumer confidence to display signs of improvement which in turn, translates into higher spending. Consumer spending typically fuels corporate profits and generates increased personal income which typically ignites an inventory restocking phase. A positive feedback loop of higher consumer confidence and spending typically pushes firms to hire employees after a slight lag.

We remain positive in the direction of consumer recovery and believe in the strength of consumer confidence as a catalyst for the recovery cycle. However, in an environment where consumers can no longer supplement incomes with loose credit and mortgage equity extraction, we believe the trajectory of the recovery may be lower than recent history would suggest.

While the level of consumer spending is difficult to forecast over the next twelve months, we believe federal government spending is not. One factor that has the potential to significantly influence future economic growth is the sizable increase in the federal deficit. In fact, yields on long term Treasury debt rose sharply during the final weeks of the second quarter of 2009, reflecting investor concern that debt-fueled government spending could push up inflation. While we believe near-term inflation is not likely, the growth of the federal deficit has the potential to have longer-term, structural influences on real rates.

As a general rule, it is imperative that public debt servicing costs remain below the level of nominal economic growth. As U.S. public debt approaches the 100% of GDP level, debt servicing costs could approach as much as $600 billion, or 4% of GDP, by 2012. The national debt burden remains an important signpost for us, as the typical remedy to escape over burdensome debt is to slash spending and raise taxes, which equates to lowering the national standard of living. This scenario would present a challenging backdrop for the capital markets.

The 11% decline in the S&P 500 Index during the first quarter of 2009 reflected investor angst over a small, but real, probability of a dire economic outcome. As investors witnessed small improvements in economic data during the second quarter of 2009, the probability of the worst of economic outcomes retreated and equities rose, reclaiming the first quarter loss. We believe the market will remain data dependent in the near term as investors react to data points that either confirm or refute the economic recovery. Over a reasonable time horizon though, it is our belief that we will witness a classic economic recovery, led by the consumer.

We expect an earnings recovery to accompany improvement in the economy. The current return on equity (ROE) for the S&P 500 Index is 3.8%. Although corporate profit margins are not as far below their long-term mean as market ROE, we believe there is considerable cyclical upside to higher corporate profits once sales rebound. We expect to begin seeing signs of a rebound in corporate earnings over the next two quarters, and we believe this is an important factor in the equity markets moving higher.

It is important to acknowledge, however, that the lingering economic slack makes pricing power elusive for firms. Furthermore, corporate tax rates will likely move higher in the future. Investor concern over the economic recovery is evident in the build-up of cash. Money market funds and equity mutual funds have $3.7 trillion in cash, equal to 32% of equity market cap, which compares with an average of 13% for the period 1992 through 2007.

In conclusion, we expect the positive signs of economic improvement such as the rebound in the Leading Economic Indicators data series, Institute for Supply Management New Orders Index and the National Association of Purchasing Managers Index to continue emerging. It is important to acknowledge that the improvement in many economic data series comes from a very depressed level and a rebound was to be expected if the economy were to simply stabilize, as we believe to be the case.

Significant challenges remaining on the horizon include growing public sector debt, strengthened regulation and the eventual shift away from extremely accommodative fiscal and monetary policies. While the economic recovery remains tenuous, we nevertheless believe there is potential for the market to move higher as valuations appear to remain reasonable and excess liquidity is still finding its way back into risk assets and in turn raising the conviction in economic recovery.

LKCM EQUITY FUND

The LKCM Equity Fund outperformed the S&P 500 Index during the six months ended June 30, 2009. The Fund's performance was enhanced by stock selection decisions. Stock selection within the Healthcare, Consumer Discretionary and Energy sectors was particularly beneficial to the Fund's performance. The decision to overweight the Materials and Information Technology sectors and underweight the Healthcare sector also benefited performance. Stock selection within the Financials sector detracted from the Fund's performance. We believe that the Fund's focus on investing in high quality companies at attractive valuations should serve to benefit the Fund as we continue to navigate this challenging market environment.

                                                   TOTAL RETURN SIX MONTHS
                                                    ENDED JUNE 30, 2009
                                                   ------------------------
     LKCM Equity Fund                                       5.42%
     S&P 500 Index                                          3.16%



LKCM SMALL CAP EQUITY FUND

The LKCM Small Cap Equity Fund outperformed the Russell 2000 Index during the six months ended June 30, 2009. Sector allocation decisions for the Fund were positive as we were overweight the Technology, Energy and Consumer Discretionary sectors and underweight the Financials and Utilities sectors. Our focus on higher quality companies resulted in our stock selection lagging the benchmark, on a relative basis, in most sectors but it was particularly weak in the Consumer Discretionary sector. We continue to have the Fund tilted to slightly larger companies, ones that we believe have strong internal growth prospects, and in areas that we believe will benefit from an economic recovery.

                                                        TOTAL RETURN SIX MONTHS
                                                         ENDED JUNE 30, 2009
                                                        ------------------------
   LKCM Small Cap Equity Fund - Institutional Class              7.92%
   Russell 2000 Index                                            2.64%


LKCM BALANCED FUND

The LKCM Balanced Fund's asset diversification, stock selection and focus on quality were keys to the Fund's performance in the six months ended June 30, 2009. The decision to underweight the Financials sector, coupled with value-added stock selection in the Healthcare and Consumer Discretionary sectors, proved beneficial to the Fund's performance. Stock selection in the Information Technology sector detracted from the Fund's performance. We believe that our long-standing philosophy of controlling risk via a focus on high quality companies in a blend of asset classes will continue to be important throughout the remainder of 2009.

                                                       TOTAL RETURN SIX MONTHS
                                                        ENDED JUNE 30, 2009
                                                       -------------------------
     LKCM Balanced Fund                                         5.28%
     S&P 500 Index                                              3.16%
     Barclays Capital U.S. Intermediate
       Government/Credit Bond Index                             1.62%

LKCM FIXED INCOME FUND

The LKCM Fixed Income Fund is managed to provide current income. The Fund predominantly invests in a portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our strategy focus in managing the Fund is primarily to select corporate bonds that we believe have strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt. During the six months ended June 30, 2009, the total return for the Fund was 5.74% versus 1.62% for the Barclays Capital U.S. Intermediate Government/Credit Bond Index. As of June 30, 2009, the total net assets in the Fund were $132.0 million. This represented an asset mix of 87.7% invested in corporate bonds, 6.3% in U.S. Treasury and government-agency debt, 0.5% in preferred stock, and 5.5% in cash reserves, net of liabilities.

At June 30, 2009, the Fund had an effective duration of 3.5 years and a weighted average Standard & Poor's quality rating of single A. The Fund's shorter duration relative to the 3.9 year duration for the benchmark was additive to performance as yields in the intermediate sector of the credit curve declined substantially more than those on longer dated issues. The Fund's overweight in credit (i.e., corporate bonds) relative to government debt was the primary contributor to performance as credit spreads tightened dramatically during the second quarter of 2009. U.S. government debt underperformed on a relative basis on the reversal of the flight-to-quality trade, massive new issuance and concern over continued willingness of foreign central banks to finance the growing U.S. budget deficit. The Fund's overweight position in the Industrials sector contributed to performance as each subsector within the Industrials sector outperformed the overall index.

                                                         TOTAL RETURN SIX MONTHS
                                                          ENDED JUNE 30, 2009
                                                       -------------------------
    LKCM Fixed Income Fund                                        5.74%
    Barclays Capital U.S. Intermediate
      Government/Credit Bond Index                                1.62%


LKCM INTERNATIONAL FUND

The LKCM International Fund is sub-advised by TT International. A detailed performance report for the Fund for the six months ended June 30, 2009 can be found on page 6.

/s/ J. Luther King, Jr.,

J. Luther King, Jr., CFA
July 15, 2009

Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 10-23 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

THE LKCM SMALL CAP EQUITY FUND INVESTS IN SMALLER COMPANIES AND THE LKCM EQUITY FUND INVESTS IN MID SIZE COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. THE LKCM INTERNATIONAL FUND INVESTS IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

Return on Equity (ROE) is a measure of a corporation's profitability. Represents average return on equity of the securities in the portfolio, not the actual return on equity of the portfolio.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-688-LKCM. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 8/09.

                          REPORT FROM TT INTERNATIONAL

The LKCM International Fund seeks to achieve a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index.

SIX MONTHS ENDED JUNE 30, 2009

LKCM INTERNATIONAL FUND: 6.66%              MSCI EAFE: 8.42%

PERFORMANCE
Equities had a roller-coaster first half as the mood swung from one of despair to increasing optimism amid which the Fund delivered positive absolute returns thanks in large part to stock selection in the Basic Materials sector. Xstrata and Fresnillo were the Fund's best positions during the period as an improving macroeconomic outlook and positive news from China supported higher commodities prices. Other resources-related positions such as Gazprom and Cairn Energy also delivered strong performances in the first half.

In the first two months of the year, the Fund was down in absolute terms but significantly outperformed its benchmark. The Fund was then able to generate good absolute returns during the March to May rally but lagged the benchmark in the second quarter due to not owning a number of European banking stocks such as Barclays and Banco Santander which rallied fiercely from depressed levels. Our preferred play in the banking sector is the more conservative and better capitalised HSBC which didn't rise as strongly as its riskier peers but nevertheless performed well.

The worst performers came primarily from defensive sectors as the view that the global economy had bottomed out prompted investors to seek more risk exposure by rotating into pro-cyclical sectors. Japanese pharmaceutical Shionogi & Co was the weakest position in the period followed by EDF, the French utility, and Roche, the Swiss pharmaceutical company.

The Fund largely maintained a bar-bell approach in the first half of the year with some exposure to a cyclical upturn through sector overweight positions in Basic Materials and Industrials counter-balanced by an overweight in Healthcare and a number of large defensive positions such as Imperial Tobacco, Roche and Telefonica, the Spanish telecoms company. The weighting in the Financials sector was increased during the period as it became clear that governments and central banks have underwritten the financial system and that improving financial conditions were allowing banks to make better than expected trading profits.

The regional exposure of the Fund has remained relatively balanced. Global macro factors have continued to drive markets, although unlike April and May when evidence of recovery supported the risk rally, in June uncertainty about the unfolding economic picture, notably about how durable and strong any recovery will be, led to more subdued markets. This uncertainty is likely to continue at least in developed economies.

TT International
July 30, 2009

Past performance is not a guarantee of future results.

             LKCM FUNDS EXPENSE EXAMPLE -- JUNE 30, 2009 (UNAUDITED)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09-6/30/09).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

     The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                  LKCM SMALL CAP EQUITY FUND -
                                                      INSTITUTIONAL CLASS
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE      1/1/09-
                                               1/1/09         6/30/09         6/30/09
-----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,079.20        $5.16
Hypothetical (5% return before expense) ...   $1,000.00       $1,019.84        $5.01

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                               LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE      1/1/09-
                                               1/1/09         6/30/09         6/30/09
-----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,078.20        $6.44
Hypothetical (5% return before expense) ...   $1,000.00       $1,018.60        $6.26

* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                           LKCM EQUITY FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE      1/1/09-
                                               1/1/09         6/30/09         6/30/09
-----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,054.20        $4.07
Hypothetical (5% return before expense) ...   $1,000.00       $1,020.83        $4.01

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          LKCM BALANCED FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE      1/1/09-
                                               1/1/09         6/30/09         6/30/09
-----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,052.80        $4.07
Hypothetical (5% return before expense) ...   $1,000.00       $1,020.83        $4.01

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                       LKCM FIXED INCOME FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE      1/1/09-
                                               1/1/09         6/30/09         6/30/09
-----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,057.40        $3.32
Hypothetical (5% return before expense) ...   $1,000.00       $1,021.57        $3.26

* Expenses are equal to the Fund's annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                        LKCM INTERNATIONAL FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE      1/1/09-
                                               1/1/09         6/30/09         6/30/09
-----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,066.60        $6.15
Hypothetical (5% return before expense) ...   $1,000.00       $1,018.84        $6.01

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

   ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- JUNE 30, 2009 (UNAUDITED)

Percentages represent market value as a percentage of total investments.

pie charts (5):

                           LKCM SMALL CAP EQUITY FUND

Short-Term Investments                    4.2%
Common Stocks                            95.8%

                                LKCM EQUITY FUND

Short-Term Investments                    2.7%
Common Stocks                            97.3%

                               LKCM BALANCED FUND

Short-Term Investments                    0.4%
Corporate Bonds                          28.5%
U.S. Government & Agency Issues           1.0%
Common Stocks                            70.1%

                             LKCM FIXED INCOME FUND

Short-Term Investments                    0.6%
Corporate Bonds                          92.3%
U.S. Government &Agency Issues            6.6%
Preferred Stocks                          0.5%

                             LKCM INTERNATIONAL FUND

Short-Term Investments                    0.4%
Corporate Bonds                           1.0%
Preferred Stocks                          3.2%
Common Stocks                            95.4%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS - 96.0%                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.8%

  Hexcel Corporation (a)                                                 389,600   $ 3,712,888
                                                                                  ------------

AIR FREIGHT & LOGISTICS - 1.5%

  Forward Air Corporation                                                227,450     4,849,234
  UTI Worldwide, Inc. (a) (b)                                            200,250     2,282,850
                                                                                  ------------
                                                                                     7,132,084
                                                                                  ------------
AUTO COMPONENTS - 1.8%

  LKQ Corporation (a)                                                    500,200     8,228,290
                                                                                  ------------

BIOTECHNOLOGY - 0.9%

  Charles River Laboratories International, Inc. (a)                     129,900     4,384,125
                                                                                  ------------

CAPITAL MARKETS - 2.1%

  Lazard Ltd. - Class A (b)                                              154,500     4,159,140
  Raymond James Financial, Inc.                                          339,600     5,844,516
                                                                                  ------------
                                                                                    10,003,656
                                                                                  ------------
CHEMICALS - 1.2%

  Calgon Carbon Corporation (a)                                          392,850     5,456,686
                                                                                  ------------

COAL & CONSUMABLE FUELS - 1.5%

  Foundation Coal Holdings, Inc.                                         240,300     6,754,833
                                                                                  ------------

COMMERCIAL BANKS - 5.4%

  First Horizon National Corporation                                     502,128     6,025,542
  Glacier Bancorp, Inc.                                                  297,930     4,400,426
  PrivateBancorp, Inc.                                                   223,300     4,966,192
  Prosperity Bancshares, Inc.                                            160,850     4,798,155
  Texas Capital Bancshares, Inc. (a)                                     308,250     4,768,628
                                                                                  ------------
                                                                                    24,958,943
                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 4.1%

  Coinstar, Inc. (a)                                                     135,850     3,627,195
  Copart, Inc. (a)                                                       141,900     4,919,673
  Premiere Global Services, Inc. (a)                                     541,500     5,869,860
  Waste Connections, Inc. (a)                                            182,450     4,727,279
                                                                                  ------------
                                                                                    19,144,007
                                                                                  ------------
COMPUTERS & PERIPHERALS - 1.7%

  Brocade Communications Systems, Inc. (a)                             1,003,450     7,846,979
                                                                                  ------------

CONSUMER FINANCE - 2.0%

  Cash America International, Inc.                                       219,900     5,143,461
  First Cash Financial Services, Inc. (a)                                235,701     4,129,482
                                                                                  ------------
                                                                                     9,272,943
                                                                                  ------------
CONTAINERS & PACKAGING - 2.0%

  Packaging Corp of America                                              220,050     3,564,810
  Silgan Holdings Inc.                                                   119,150     5,841,925
                                                                                  ------------
                                                                                     9,406,735
                                                                                  ------------
DISTRIBUTORS - 1.3%

  WESCO International, Inc. (a)                                          246,500     6,172,360
                                                                                  ------------

DIVERSIFIED CONSUMER SERVICES - 3.2%

  Capella Education Company (a)                                           69,600     4,172,520
  Grand Canyon Education, Inc. (a)                                       300,700     5,045,746
  K12 Inc. (a)                                                           257,790     5,555,374
                                                                                  ------------
                                                                                    14,773,640
                                                                                  ------------
DIVERSIFIED MANUFACTURING - 0.8%

  Raven Industries, Inc.                                                 146,550     3,751,680
                                                                                  ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.1%

  Baldor Electric Company                                                224,100   $ 5,331,339
                                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%

  Axsys Technologies, Inc. (a)                                           125,792     6,747,483
  Itron, Inc. (a)                                                         84,950     4,678,196
  National Instruments Corporation                                       246,650     5,564,424
  Rofin-Sinar Technologies, Inc. (a)                                     164,450     3,290,644
  Trimble Navigation Limited (a)                                         204,150     4,007,465
                                                                                  ------------
                                                                                    24,288,212
                                                                                  ------------
ENERGY EQUIPMENT & SERVICES - 4.2%

  Core Laboratories N.V. (b)                                              60,700     5,290,005
  Dril-Quip, Inc. (a)                                                    203,750     7,762,875
  Willbros Group, Inc. (a)                                               515,050     6,443,275
                                                                                  ------------
                                                                                    19,496,155
                                                                                  ------------
FOOD PRODUCTS - 0.9%

  Chiquita Brands International, Inc. (a)                                421,800     4,327,668
                                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.8%

  American Medical Systems Holdings, Inc. (a)                            259,700     4,103,260
  Conceptus Inc. (a)                                                     471,600     7,970,040
  Haemonetics Corporation (a)                                            107,200     6,110,400
  Meridian Bioscience, Inc.                                              190,675     4,305,441
  Wright Medical Group, Inc. (a)                                         282,600     4,595,076
                                                                                  ------------
                                                                                    27,084,217
                                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES - 4.4%

  MWI Veterinary Supply, Inc. (a)                                        200,000     6,972,000
  PAREXEL International Corporation (a)                                  493,650     7,098,687
  PSS World Medical, Inc. (a)                                            339,400     6,282,294
                                                                                  ------------
                                                                                    20,352,981
                                                                                  ------------
HOTELS, RESTAURANTS & LEISURE - 3.0%

  Chipotle Mexican Grill, Inc. - Class A (a)                              56,700     4,536,000
  Jack in the Box Inc. (a)                                               208,000     4,669,600
  Texas Roadhouse, Inc. - Class A (a)                                    425,350     4,640,568
                                                                                  ------------
                                                                                    13,846,168
                                                                                  ------------
HOUSEHOLD DURABLES - 3.1%

  Jarden Corporation (a)                                                 317,100     5,945,625
  Tempur-Pedic International Inc.                                        642,950     8,403,357
                                                                                  ------------
                                                                                    14,348,982
                                                                                  ------------
INSURANCE - 0.9%

  Argo Group International Holdings, Ltd. (a) (b)                        150,601     4,249,960
                                                                                  ------------

INTERNET SOFTWARE & SERVICES - 0.6%

  MercadoLibre Inc. (a)                                                  101,450     2,726,976
                                                                                  ------------

IT SERVICES - 1.1%

  ManTech International Corporation - Class A (a)                        115,850     4,986,184
                                                                                  ------------

LIFE SCIENCE TOOLS & SERVICES - 1.2%

  Techne Corporation                                                      84,250     5,375,993
                                                                                  ------------

MACHINERY - 2.7%

  CLARCOR Inc.                                                           110,000     3,210,900
  Franklin Electric Co., Inc.                                            149,550     3,876,336
  Kaydon Corporation                                                     165,650     5,393,564
                                                                                  ------------
                                                                                    12,480,800
                                                                                  ------------
MARINE - 1.0%

  Kirby Corporation (a)                                                  153,700     4,886,123
                                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                       10


                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------
METALS & MINING - 0.7%

  Carpenter Technology Corporation                                       159,550   $ 3,320,235
                                                                                  ------------

OIL & GAS DRILLING - 1.0%

  Atwood Oceanics, Inc. (a)                                              185,750     4,627,032
                                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.3%

  Concho Resources Inc. (a)                                              192,700     5,528,563
  Denbury Resources Inc. (a)                                             263,200     3,876,936
  EXCO Resources, Inc. (a)                                               462,450     5,974,854
                                                                                  ------------
                                                                                    15,380,353
                                                                                  ------------
PHARMACEUTICALS - 0.9%

  Endo Pharmaceuticals Holdings Inc. (a)                                 236,350     4,235,392
                                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS - 0.8%

  Potlatch Corporation                                                   147,347     3,579,059
                                                                                  ------------

ROAD & RAIL - 1.2%

  Landstar System, Inc.                                                  150,050     5,388,296
                                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%

  FormFactor Inc. (a)                                                    275,100     4,742,724
  Intersil Corporation - Class A                                         400,150     5,029,886
  National Semiconductor Corporation                                     342,700     4,300,885
                                                                                  ------------
                                                                                    14,073,495
                                                                                  ------------
SOFTWARE - 9.9%

  ANSYS, Inc. (a)                                                        197,915     6,167,031
  F5 Networks, Inc. (a)                                                  212,150     7,338,268
  MicroStrategy Incorporated - Class A (a)                                87,850     4,411,827
  Nuance Communications, Inc. (a)                                        594,150     7,183,274
  Omniture, Inc. (a)                                                     346,750     4,355,180
  Sybase, Inc. (a)                                                       121,100     3,795,274
  TIBCO Software Inc. (a)                                                807,450     5,789,417
  Wind River Systems, Inc. (a)                                           628,350     7,200,891
                                                                                  ------------
                                                                                    46,241,162
                                                                                  ------------
SPECIALTY RETAIL - 5.3%

  DSW Inc. - Class A (a)                                                 319,150     3,143,628
  Foot Locker, Inc.                                                      571,900     5,987,793
  Hibbett Sports Inc. (a)                                                233,350     4,200,300
  Signet Jewelers Ltd. (b)                                               120,700     2,512,974
  Tractor Supply Company (a)                                             121,938     5,038,478
  Ulta Salon, Cosmetics & Fragrance, Inc. (a)                            344,050     3,825,836
                                                                                  ------------
                                                                                    24,709,009
                                                                                  ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS - 3.3%

  Phillips-Van Heusen Corporation                                        200,050   $ 5,739,435
  Under Armour, Inc. - Class A (a)                                       150,350     3,364,833
  The Warnaco Group, Inc. (a)                                            185,800     6,019,920
                                                                                  ------------
                                                                                    15,124,188
                                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.1%

  SBA Communications Corporation - Class A (a)                           209,742     5,147,069
                                                                                  ------------

TOTAL COMMON STOCKS
  (Cost $475,704,094)                                                              446,606,897
                                                                                  ------------

-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.2%
-----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.2%

  Dreyfus Government Cash Management Fund -
    Institutional Shares                                               6,704,962     6,704,962
  Federated Government Obligations Fund -
    Institutional Shares                                              13,006,897    13,006,897
                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS

  (Cost $19,711,859)                                                                19,711,859
                                                                                  ------------

TOTAL INVESTMENTS - 100.2%

  (Cost $495,415,953)                                                              466,318,756

  Liabilities in Excess of Other Assets - (0.2)%                                    (1,066,518)
                                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                                       $465,252,238
                                                                                  ============

  (a) Non-income producing security.

  (b) U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------
COMMON STOCKS - 97.3%                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE - 6.6%

  Honeywell International Inc.                                            16,000    $  502,400
  Raytheon Company                                                        18,000       799,740
  Rockwell Collins, Inc.                                                  18,000       751,140
  United Technologies Corporation                                         10,000       519,600
                                                                                  ------------
                                                                                     2,572,880
                                                                                  ------------
AIR FREIGHT & LOGISTICS - 0.8%

  C.H. Robinson Worldwide, Inc.                                            6,000       312,900
                                                                                  ------------

BEVERAGES - 6.5%

  The Coca-Cola Company                                                   14,000       671,860
  Fomento Economico Mexicano, S.A.B. de C.V. -
    ADR (b)                                                               15,000       483,600
  Molson Coors Brewing Company - Class B                                  16,000       677,280
  PepsiCo, Inc.                                                           13,000       714,480
                                                                                  ------------
                                                                                     2,547,220
                                                                                  ------------
BIOTECHNOLOGY - 1.0%

  Gilead Sciences, Inc. (a)                                                8,500       398,140
                                                                                  ------------

CAPITAL MARKETS - 1.2%

  Lazard Ltd. - Class A (b)                                                8,900       239,588
  Northern Trust Corporation                                               4,000       214,720
                                                                                  ------------
                                                                                       454,308
                                                                                  ------------
CHEMICALS - 5.9%

  Air Products and Chemicals, Inc.                                         9,000       581,310
  Calgon Carbon Corporation (a)                                           15,000       208,350
  E. I. du Pont de Nemours & Company                                      25,000       640,500
  FMC Corporation                                                         14,600       690,580
  Monsanto Company                                                         2,600       193,284
                                                                                  ------------
                                                                                     2,314,024
                                                                                  ------------
COMMERCIAL BANKS - 9.0%

  Bank of America Corporation                                             40,000       528,000
  Cullen/Frost Bankers, Inc.                                              38,000     1,752,560
  Wells Fargo & Company                                                   52,000     1,261,520
                                                                                  ------------
                                                                                     3,542,080
                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 1.6%

  Waste Management, Inc.                                                  22,000       619,520
                                                                                  ------------

COMMUNICATIONS EQUIPMENT - 3.4%

  Cisco Systems, Inc. (a)                                                 34,000       633,760
  Nokia Corporation - ADR (b)                                             19,600       285,768
  Research In Motion Limited (a) (b)                                       6,000       426,300
                                                                                  ------------
                                                                                     1,345,828
                                                                                  ------------
COMPUTERS & PERIPHERALS - 6.6%

  Apple Inc. (a)                                                           3,300       470,019
  Brocade Communications Systems, Inc. (a)                                43,500       340,170
  EMC Corporation (a)                                                     55,000       720,500
  International Business Machines Corporation                             10,000     1,044,200
                                                                                  ------------
                                                                                     2,574,889
                                                                                  ------------
CONSTRUCTION & ENGINEERING - 0.6%

  Foster Wheeler AG (a) (b)                                               10,500       249,375
                                                                                  ------------

CONSTRUCTION MATERIALS - 0.4%

  Eagle Materials, Inc.                                                    6,900       174,156
                                                                                  ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%

  AT&T Inc.                                                               20,000    $  496,800
                                                                                  ------------

ELECTRICAL EQUIPMENT - 1.1%

  Emerson Electric Co.                                                    13,300       430,920
                                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%

  Itron, Inc. (a)                                                          4,000       220,280
  National Instruments Corporation                                        15,000       338,400
                                                                                  ------------
                                                                                       558,680
                                                                                  ------------
FOOD & STAPLES RETAILING - 2.4%

  CVS Caremark Corporation                                                16,000       509,920
  Walgreen Company                                                        15,000       441,000
                                                                                  ------------
                                                                                       950,920
                                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 7.3%

  Alcon, Inc. (b)                                                          4,800       557,376
  DENTSPLY International Inc.                                             17,000       518,840
  Haemonetics Corporation (a)                                             10,000       570,000
  ResMed Inc. (a)                                                         10,000       407,300
  Thermo Fisher Scientific, Inc. (a)                                      20,000       815,400
                                                                                  ------------
                                                                                     2,868,916
                                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES - 0.6%

  Express Scripts, Inc. (a)                                                3,600       247,500
                                                                                  ------------

HOUSEHOLD DURABLES - 1.4%

  Jarden Corporation (a)                                                  30,000       562,500
                                                                                  ------------

HOUSEHOLD PRODUCTS - 3.2%

  Kimberly-Clark Corporation                                              11,500       602,945
  The Procter & Gamble Company                                            13,000       664,300
                                                                                  ------------
                                                                                     1,267,245
                                                                                  ------------
INTERNET SOFTWARE & SERVICES - 0.8%

  Google Inc. - Class A (a)                                                  750       316,193
                                                                                  ------------

MACHINERY - 1.9%

  Danaher Corporation                                                     12,000       740,880
                                                                                  ------------

MARINE - 1.5%

  Kirby Corporation (a)                                                   18,000       572,220
                                                                                  ------------

MEDIA - 0.8%

  Time Warner Inc.                                                        12,000       302,280
                                                                                  ------------

METALS & MINING - 2.4%

  Newmont Mining Corporation                                              13,000       531,310
  Peabody Energy Corporation                                              13,100       395,096
                                                                                  ------------
                                                                                       926,406
                                                                                  ------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.3%

  Cabot Oil & Gas Corporation                                             15,300       468,792
  ConocoPhillips                                                           5,000       210,300
  Devon Energy Corporation                                                 5,000       272,500
  EnCana Corporation (b)                                                   7,200       356,184
  EOG Resources, Inc.                                                      7,000       475,440
  Exxon Mobil Corporation                                                 10,000       699,100
  Noble Energy, Inc.                                                      10,000       589,700
  XTO Energy, Inc.                                                        15,000       572,100
                                                                                  ------------
                                                                                     3,644,116
                                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                       12

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------

PHARMACEUTICALS - 2.6%

  Abbott Laboratories                                                     15,000    $  705,600
  Pfizer Inc.                                                             21,600       324,000
                                                                                  ------------
                                                                                     1,029,600
                                                                                  ------------
ROAD & RAIL - 1.4%

  Burlington Northern Santa Fe Corporation                                 7,300       536,842
                                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%

  Intel Corporation                                                       22,000       364,100
  Texas Instruments, Incorporated                                         20,000       426,000
                                                                                  ------------
                                                                                       790,100
                                                                                  ------------
SOFTWARE - 6.5%

  Citrix Systems, Inc. (a)                                                25,000       797,250
  Microsoft Corporation                                                   16,300       387,451
  Nuance Communications, Inc. (a)                                         25,000       302,250
  Oracle Corporation (a)                                                  50,000     1,071,000
                                                                                  ------------
                                                                                     2,557,951
                                                                                  ------------
SPECIALTY RETAIL - 5.2%

  PetSmart, Inc.                                                          42,000       901,320
  Tiffany & Co.                                                           18,000       456,480
  Tractor Supply Company (a)                                              17,000       702,440
                                                                                  ------------
                                                                                     2,060,240
                                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS - 0.6%

  VF Corporation                                                           4,500       249,075
                                                                                  ------------

TOTAL COMMON STOCKS
  (Cost $36,314,672)                                                                38,214,704
                                                                                  ------------

-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.7%                                             SHARES         VALUE
-----------------------------------------------------------------------------------------------

MONEY MARKET FUNDS - 2.7%

  Dreyfus Government Cash Management Fund -
    Institutional Shares                                                  32,824    $   32,824
  Federated Government Obligations Fund -
    Institutional Shares                                               1,012,523     1,012,523
                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS

  (Cost $1,045,347)                                                                  1,045,347
                                                                                  ------------

TOTAL INVESTMENTS - 100.0%
  (Cost $37,360,019)                                                                39,260,051

  Liabilities in Excess of Other Assets - (0.0)%                                        (8,457)
                                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                                       $ 39,251,594
                                                                                  ============

  ADR  American Depository Receipt.

  (a)  Non-income producing security.

  (b)  U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS - 69.7%                                                     SHARES          VALUE
-----------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE - 1.9%

  General Dynamics Corporation                                             1,400    $   77,546
  Raytheon Company                                                         2,732       121,383
                                                                                  ------------
                                                                                       198,929
                                                                                  ------------
AIR FREIGHT & LOGISTICS - 0.7%

  United Parcel Service, Inc. - Class B                                    1,600        79,984
                                                                                  ------------

ASSET MANAGEMENT - 1.2%

  Bank of New York Mellon Corporation                                      4,470       131,016
                                                                                  ------------

BEVERAGES - 2.6%

  The Coca-Cola Company                                                    2,900       139,171
  PepsiCo, Inc.                                                            2,400       131,904
                                                                                  ------------
                                                                                       271,075
                                                                                  ------------
BIOTECHNOLOGY - 2.2%

  Charles River Laboratories International, Inc. (a)                       3,100       104,625
  Gilead Sciences, Inc. (a)                                                2,800       131,152
                                                                                  ------------
                                                                                       235,777
                                                                                  ------------
CAPITAL MARKETS - 1.2%

  Lazard Ltd. - Class A (b)                                                4,800       129,216
                                                                                  ------------

CHEMICALS - 3.1%

  Air Products and Chemicals, Inc.                                         1,300        83,967
  E.I. du Pont de Nemours & Company                                        2,300        58,926
  FMC Corporation                                                          2,400       113,520
  Monsanto Company                                                         1,000        74,340
                                                                                  ------------
                                                                                       330,753
                                                                                  ------------
COMMERCIAL BANKS - 4.2%

  Bank of America Corporation                                             11,800       155,760
  Cullen/Frost Bankers, Inc.                                               2,600       119,912
  Wells Fargo & Company                                                    7,000       169,820
                                                                                  ------------
                                                                                       445,492
                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 0.8%

  ITT Educational Services, Inc. (a)                                         800        80,528
                                                                                  ------------

COMMUNICATIONS EQUIPMENT - 1.7%

  Cisco Systems, Inc. (a)                                                  5,700       106,248
  Harris Corporation                                                       2,600        73,736
                                                                                  ------------
                                                                                       179,984
                                                                                  ------------
COMPUTERS & PERIPHERALS - 4.1%

  Apple Inc. (a)                                                           1,200       170,916
  EMC Corporation (a)                                                      8,600       112,660
  International Business Machines Corporation                              1,500       156,630
                                                                                  ------------
                                                                                       440,206
                                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES - 1.6%

  JPMorgan Chase & Co.                                                     4,900       167,139
                                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%

  AT&T Inc.                                                                4,500       111,780
  Verizon Communications Inc.                                              4,200       129,066
                                                                                  ------------
                                                                                       240,846
                                                                                  ------------
ELECTRICAL EQUIPMENT - 1.0%

  Emerson Electric Co.                                                     3,300       106,920
                                                                                  ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES - 1.3%

  Schlumberger Limited (b)                                                 2,500    $  135,275
                                                                                  ------------

FOOD & STAPLES RETAILING - 3.1%

  CVS Caremark Corporation                                                 3,300       105,171
  Walgreen Company                                                         4,300       126,420
  Wal-Mart Stores, Inc.                                                    2,000        96,880
                                                                                  ------------
                                                                                       328,471
                                                                                  ------------
FOOD PRODUCTS - 1.0%

  Dean Foods Company (a)                                                   5,400       103,626
                                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%

  Alcon, Inc. (b)                                                          1,300       150,956
  Thermo Fisher Scientific, Inc. (a)                                       3,100       126,387
                                                                                  ------------
                                                                                       277,343
                                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES - 1.3%

  Express Scripts, Inc. (a)                                                2,000       137,500
                                                                                  ------------

HOUSEHOLD PRODUCTS - 3.2%

  Colgate-Palmolive Company                                                2,000       141,480
  Kimberly-Clark Corporation                                               1,700        89,131
  The Procter & Gamble Company                                             2,100       107,310
                                                                                  ------------
                                                                                       337,921
                                                                                  ------------
INDUSTRIAL CONGLOMERATES - 1.2%

  General Electric Company                                                10,480       122,825
                                                                                  ------------

INTERNET SOFTWARE & SERVICES - 1.2%

  Google Inc. - Class A (a)                                                  300       126,477
                                                                                  ------------

IT SERVICES - 1.8%

  Accenture Ltd. - Class A (b)                                             3,400       113,764
  Automatic Data Processing, Inc.                                          2,200        77,968
                                                                                  ------------
                                                                                       191,732
                                                                                  ------------
MACHINERY - 1.3%

  Danaher Corporation                                                      2,200       135,828
                                                                                  ------------

MEDIA - 3.8%

  CBS Corporation - Class B                                               15,000       103,800
  The DIRECTV Group, Inc. (a)                                              5,100       126,021
  Time Warner Inc.                                                         4,000       100,760
  The Walt Disney Company                                                  3,000        69,990
                                                                                  ------------
                                                                                       400,571
                                                                                  ------------
MULTILINE RETAIL - 1.1%

  Kohl's Corporation (a)                                                   2,800       119,700
                                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.9%

  BP plc - ADR (b)                                                         2,300       109,664
  Cabot Oil & Gas Corporation                                              3,000        91,920
  Chevron Corporation                                                      1,595       105,669
  Devon Energy Corporation                                                 1,700        92,650
  EOG Resources, Inc.                                                      1,400        95,088
  Exxon Mobil Corporation                                                  1,900       132,829
  XTO Energy, Inc.                                                         2,582        98,477
                                                                                  ------------
                                                                                       726,297
                                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                       14

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------

PHARMACEUTICALS - 3.9%

  Abbott Laboratories                                                      3,100    $  145,824
  Schering-Plough Corporation                                              5,700       143,184
  Teva Pharmaceutical Industries Ltd. - ADR (b)                            2,500       123,350
                                                                                  ------------
                                                                                       412,358
                                                                                  ------------
ROAD & RAIL - 1.3%

  Burlington Northern Santa Fe Corporation                                 1,900       139,726
                                                                                  ------------

SOFTWARE - 2.3%

  Nuance Communications, Inc. (a)                                         10,400       125,736
  Oracle Corporation                                                       5,500       117,810
                                                                                  ------------
                                                                                       243,546
                                                                                  ------------
SPECIALTY RETAIL - 3.2%

  The Home Depot, Inc.                                                     6,000       141,780
  O'Reilly Automotive, Inc. (a)                                            2,800       106,624
  PetSmart, Inc.                                                           4,300        92,278
                                                                                  ------------
                                                                                       340,682
                                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS - 0.6%

  VF Corporation                                                           1,200        66,420
                                                                                  ------------

TOTAL COMMON STOCKS
  (Cost $6,980,514)                                                                  7,384,163
                                                                                  ------------


-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
CORPORATE BONDS - 28.4%                                                 AMOUNT
-----------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE - 2.0%

  General Dynamics Corporation
    4.50%, 08/15/2010                                                   $100,000       103,394
  United Technologies Corporation
    6.35%, 03/01/2011                                                    100,000       107,087
                                                                                  ------------
                                                                                       210,481
                                                                                  ------------
BEVERAGES - 2.5%

  Anheuser-Busch Companies, Inc.
    5.75%, 04/01/2010                                                     57,000        58,719
  The Coca-Cola Company
    5.35%, 11/15/2017                                                    100,000       106,975
  PepsiCo, Inc.
    4.65%, 02/15/2013                                                    100,000       105,068
                                                                                  ------------
                                                                                       270,762
                                                                                  ------------
CHEMICALS - 1.0%

  E.I. du Pont de Nemours & Company
    6.875%, 10/15/2009                                                   100,000       101,858
                                                                                  ------------

COMMERCIAL BANKS - 1.5%

  Bancwest Corp.
    8.30%, 01/15/2011                                                     75,000        77,418
  Wells Fargo & Company
    5.25%, 10/23/2012                                                     75,000        77,694
                                                                                  ------------
                                                                                       155,112
                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 1.9%

  Allied Waste North America Inc.
    7.25%, 03/15/2015
    Callable 03/15/2010                                                  100,000       101,617
  Waste Management, Inc.
    7.375%, 08/01/2010                                                   100,000       104,233
                                                                                  ------------
                                                                                       205,850
                                                                                  ------------

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
CORPORATE BONDS                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.7%

  Cisco Systems, Inc.
    5.25%, 02/22/2011                                                   $ 75,000    $   79,114
                                                                                  ------------

COMPUTERS & PERIPHERALS - 1.0%

  Hewlett-Packard Company
    4.50%, 03/01/2013                                                    100,000       104,053
                                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%

  AT&T Inc.:
    5.875%, 02/01/2012                                                    75,000        80,106
    5.10%, 09/15/2014                                                    125,000       129,996
                                                                                  ------------
                                                                                       210,102
                                                                                  ------------
ELECTRIC UTILITIES - 1.0%

  Southern Company
    5.30%, 01/15/2012                                                    100,000       105,062
                                                                                  ------------

FOOD & STAPLES RETAILING - 2.0%

  Costco Wholesale Corporation
    5.30%, 03/15/2012                                                    100,000       107,540
  Wal-Mart Stores, Inc.
    4.55%, 05/01/2013                                                    100,000       104,878
                                                                                  ------------
                                                                                       212,418
                                                                                  ------------
FOOD PRODUCTS - 0.5%

  McCormick & Company, Incorporated
    5.25%, 09/01/2013                                                     50,000        50,600
                                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%

  Fisher Scientific International Inc.
    6.75%, 08/15/2014
    Callable 09/14/2009                                                   75,000        77,162
                                                                                  ------------

HOTELS, RESTAURANTS & LEISURE - 0.8%

  McDonald's Corporation
    6.00%, 04/15/2011                                                     75,000        80,603
                                                                                  ------------

HOUSEHOLD PRODUCTS - 1.0%

  The Procter & Gamble Company
    4.60%, 01/15/2014                                                    100,000       105,276
                                                                                  ------------

INDUSTRIAL CONGLOMERATES - 1.0%

  General Electric Company
    5.00%, 02/01/2013                                                    100,000       104,136
                                                                                  ------------

INSURANCE - 1.0%

  Berkshire Hathaway Inc.
    4.85%, 01/15/2015                                                    100,000       104,207
                                                                                  ------------

INVESTMENT BANK & BROKERAGE - 1.3%

  The Goldman Sachs Group, Inc.:
    5.25%, 04/01/2013                                                    100,000       102,354
    5.50%, 11/15/2014                                                     35,000        35,120
                                                                                  ------------
                                                                                       137,474
                                                                                  ------------
MEDIA - 0.7%

  Time Warner Inc.
    6.75%, 04/15/2011                                                     75,000        78,526
                                                                                  ------------


      The accompanying notes are an integral part of these financial statements.

                                       15


                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
CORPORATE BONDS                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------------------

MULTILINE RETAIL - 0.5%
  J.C. Penney Co., Inc.
    7.65%, 08/15/2016                                                   $ 50,000    $   48,791
                                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER - 0.5%

  Duke Energy Corp.
  6.25%, 01/15/2012                                                       50,000        53,800
                                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.8%

  Apache Corporation
    5.625%, 01/15/2017                                                    75,000        78,805
  ConocoPhillips
    5.50%, 04/15/2013                                                    100,000       106,440
  EOG Resources, Inc.
    6.125%, 10/01/2013                                                   100,000       108,673
                                                                                  ------------
                                                                                       293,918
                                                                                  ------------
PHARMACEUTICALS - 0.5%

  Abbott Laboratories
    5.15%, 11/30/2012                                                     50,000        54,066
                                                                                  ------------

SOFTWARE - 1.5%

  Oracle Corporation
    5.00%, 01/15/2011                                                    150,000       157,303
                                                                                  ------------

TOTAL CORPORATE BONDS
  (Cost $2,909,146)                                                                  3,000,674
                                                                                  ------------

-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 1.0%
-----------------------------------------------------------------------------------------------
FANNIE MAE - 1.0%
    5.00%, 02/16/2012                                                    100,000       108,581
                                                                                  ------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (Cost $99,245)                                                                       108,581
                                                                                  ------------

-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.4%                                            SHARES
-----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.4%

  Federated Government Obligations Fund -
    Institutional Shares                                                  41,946        41,946
                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $41,946)                                                                        41,946
                                                                                  ------------

TOTAL INVESTMENTS - 99.5%
  (Cost $10,030,851)                                                                10,535,364

  Other Assets in Excess of Liabilities - 0.5%                                          55,762
                                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                                       $ 10,591,126
                                                                                  ============

  ADR  American Depository Receipt.

  (a)  Non-income producing security.

  (b)  U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
CORPORATE                                                              PRINCIPAL
BONDS - 87.7%                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE - 5.3%

  General Dynamics Corporation:
    4.50%, 08/15/2010                                                 $1,000,000   $ 1,033,939
    4.25%, 05/15/2013                                                    250,000       255,470
    5.25%, 02/01/2014                                                    225,000       240,651
    5.375%, 08/15/2015                                                 1,375,000     1,494,166
  Lockheed Martin Corporation:
    8.20%, 12/01/2009                                                    820,000       841,094
    7.65%, 05/01/2016                                                  1,250,000     1,467,719
  Raytheon Company
    4.85%, 01/15/2011                                                    250,000       260,624
  Rockwell Collins, Inc.
    4.75%, 12/01/2013                                                    430,000       433,635
  United Technologies Corporation:
    7.125%, 11/15/2010                                                   250,000       267,324
    6.10%, 05/15/2012                                                    700,000       754,649
                                                                                  ------------
                                                                                     7,049,271
                                                                                  ------------
ASSET MANAGEMENT - 0.7%

  Mellon Funding Corporation
    6.40%, 05/14/2011                                                    892,000       948,007
                                                                                  ------------

BEVERAGES - 3.8%

  The Coca-Cola Company:
    5.75%, 03/15/2011                                                  1,000,000     1,069,667
    5.35%, 11/15/2017                                                  1,500,000     1,604,629
  PepsiCo, Inc.:
    4.65%, 02/15/2013                                                  1,035,000     1,087,448
    7.90%, 11/01/2018                                                  1,000,000     1,218,694
                                                                                  ------------
                                                                                     4,980,438
                                                                                  ------------
CHEMICALS - 2.1%

  The Lubrizol Corporation
    5.50%, 10/01/2014                                                  1,579,000     1,567,800
  Praxair, Inc.:
    6.375%, 04/01/2012                                                   925,000     1,020,018
    5.25%, 11/15/2014                                                    200,000       212,861
                                                                                  ------------
                                                                                     2,800,679
                                                                                  ------------
COMMERCIAL BANKS - 1.5%

  Bank of America Corporation:
    7.375%, 05/15/2014                                                 1,000,000     1,034,064
    5.375%, 06/15/2014                                                 1,025,000       972,975
                                                                                  ------------
                                                                                     2,007,039
                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 4.1%

  Allied Waste North America Inc.:
    5.75%, 02/15/2011                                                  1,550,000     1,562,227
    7.25%, 03/15/2015
      Callable 03/15/2010                                                750,000       762,131
  Pitney Bowes Inc.:
    4.625%, 10/01/2012                                                   500,000       524,116
    3.875%, 06/15/2013                                                   400,000       405,322
  Waste Management, Inc.
    7.375%, 08/01/2010                                                 2,099,000     2,187,851
                                                                                  ------------
                                                                                     5,441,647
                                                                                  ------------
COMMUNICATIONS EQUIPMENT - 3.1%

  Cisco Systems, Inc.:
    5.25%, 02/22/2011                                                  1,650,000     1,740,507
    5.50%, 02/22/2016                                                  1,000,000     1,060,863
  Harris Corporation:
    5.00%, 10/01/2015                                                    338,000       319,239
    6.375%, 06/15/2019                                                   900,000       951,508
                                                                                  ------------
                                                                                     4,072,117
                                                                                  ------------

-----------------------------------------------------------------------------------------------
CORPORATE                                                              PRINCIPAL
BONDS                                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS - 4.2%

  Dell Inc.
    5.625%, 04/15/2014                                                $  750,000    $  792,916
  Hewlett-Packard Company:
    4.25%, 02/24/2012                                                    150,000       156,659
    6.50%, 07/01/2012                                                    700,000       770,606
    4.50%, 03/01/2013                                                  1,295,000     1,347,490
  International Business Machines Corporation:
    4.95%, 03/22/2011                                                    875,000       921,597
    5.70%, 09/14/2017                                                  1,500,000     1,595,106
                                                                                  ------------
                                                                                     5,584,374
                                                                                  ------------
CONSUMER FINANCE - 0.8%

  Western Union Company
    5.93%, 10/01/2016                                                  1,000,000     1,011,075
                                                                                  ------------

CONTAINERS & PACKAGING - 1.1%

  Packaging Corp. of America
    5.75%, 08/01/2013                                                  1,500,000     1,442,936
                                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES - 1.4%

  Citigroup Inc.
    5.125%, 05/05/2014                                                 1,000,000       911,294
  Textron Financial Corporation
    6.00%, 11/20/2009                                                  1,000,000       991,175
                                                                                  ------------
                                                                                     1,902,469
                                                                                  ------------
DIVERSIFIED MANUFACTURING - 1.2%

  Honeywell International Inc.:
    4.25%, 03/01/2013                                                  1,300,000     1,351,139
    3.875%, 02/15/2014                                                   270,000       276,174
                                                                                  ------------
                                                                                     1,627,313
                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.3%

  AT&T Inc.:
    5.30%, 11/15/2010                                                    125,000       129,819
    6.25%, 03/15/2011                                                    200,000       212,010
    5.10%, 09/15/2014                                                  1,750,000     1,819,944
  BellSouth Corporation
    6.00%, 10/15/2011                                                  1,000,000     1,068,953
  Verizon Communications Inc.:
    5.25%, 04/15/2013                                                  1,275,000     1,339,233
    5.55%, 02/15/2016                                                  1,000,000     1,036,489
  Verizon Global Funding Corp.
    7.375%, 09/01/2012                                                 1,250,000     1,399,390
                                                                                  ------------
                                                                                     7,005,838
                                                                                  ------------
ELECTRIC UTILITIES - 0.8%

  Southern Power Co.
    4.875%, 07/15/2015                                                 1,050,000     1,016,921
                                                                                  ------------

ENERGY EQUIPMENT & SERVICES - 2.6%

  Baker Hughes Incorporated
    6.50%, 11/15/2013                                                    725,000       804,898
  Weatherford International Ltd.:
    5.95%, 06/15/2012                                                  1,000,000     1,044,804
    6.35%, 06/15/2017                                                  1,550,000     1,537,270
                                                                                  ------------
                                                                                     3,386,972
                                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                                       17


                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
CORPORATE                                                              PRINCIPAL
BONDS                                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING - 5.2%

  Costco Wholesale Corporation
    5.30%, 03/15/2012                                                 $1,400,000   $ 1,505,557
  CVS Caremark Corporation
    5.75%, 08/15/2011                                                    550,000       581,904
  Sysco Corporation
    4.20%, 02/12/2013                                                  1,175,000     1,194,102
  Walgreen Company
    4.875%, 08/01/2013                                                 1,955,000     2,076,290
  Wal-Mart Stores, Inc.
    4.55%, 05/01/2013                                                  1,400,000     1,468,295
                                                                                  ------------
                                                                                     6,826,148
                                                                                  ------------
FOOD PRODUCTS - 1.9%

  The Hershey Company
    4.85%, 08/15/2015                                                  1,000,000       989,943
  McCormick & Company, Incorporated
    5.25%, 09/01/2013                                                  1,450,000     1,467,387
                                                                                  ------------
                                                                                     2,457,330
                                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%

  Fisher Scientific International Inc.:
    6.75%, 08/15/2014
      Callable 09/04/2009                                              1,479,000     1,521,636
    6.125%, 07/01/2015
      Callable 07/01/2010                                              1,850,000     1,859,239
  Medtronic, Inc.
    4.50%, 03/15/2014                                                    900,000       933,258
                                                                                  ------------
                                                                                     4,314,133
                                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES - 1.5%

  Express Scripts, Inc.:
    5.25%, 06/15/2012                                                    950,000       982,163
    6.25%, 06/15/2014                                                  1,000,000     1,059,231
                                                                                  ------------
                                                                                     2,041,394
                                                                                  ------------
HOTELS, RESTAURANTS & LEISURE - 1.6%

  McDonald's Corporation:
    6.00%, 04/15/2011                                                  1,000,000     1,074,705
    5.35%, 03/01/2018                                                  1,000,000     1,056,999
                                                                                  ------------
                                                                                     2,131,704
                                                                                  ------------
HOUSEHOLD PRODUCTS - 1.9%

  Kimberly-Clark Corporation
    5.625%, 02/15/2012                                                 1,000,000     1,066,597
  The Procter & Gamble Company:
    4.60%, 01/15/2014                                                    475,000       500,059
    8.00%, 09/01/2024
      Putable 09/01/2014                                                 775,000       961,523
                                                                                  ------------
                                                                                     2,528,179
                                                                                  ------------
INDUSTRIAL CONGLOMERATES - 2.7%

  3M Co.
    4.375%, 08/15/2013                                                 1,750,000     1,862,523
  General Electric Company
    5.00%, 02/01/2013                                                  1,600,000     1,666,184
                                                                                  ------------
                                                                                     3,528,707
                                                                                  ------------
INSURANCE - 1.0%

  Berkshire Hathaway Inc.
    4.85%, 01/15/2015                                                  1,225,000     1,276,536
                                                                                  ------------

INVESTMENT BANK & BROKERAGE - 0.7%

  The Goldman Sachs Group, Inc.
    5.125%, 01/15/2015                                                 1,000,000       984,794
                                                                                  ------------

MACHINERY - 0.8%

  Dover Corporation
    6.50%, 02/15/2011                                                    925,000       986,148
                                                                                  ------------

-----------------------------------------------------------------------------------------------
CORPORATE                                                              PRINCIPAL
BONDS                                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------

MEDIA - 4.2%

  Time Warner Inc.:
    6.75%, 04/15/2011                                                 $1,000,000   $ 1,047,009
    5.50%, 11/15/2011                                                    675,000       697,442
  Viacom Inc.:
    5.75%, 04/30/2011                                                    270,000       276,534
    6.625%, 05/15/2011                                                 1,600,000     1,620,343
  The Walt Disney Company:
    4.70%, 12/01/2012                                                    225,000       241,943
    5.625%, 09/15/2016                                                 1,500,000     1,613,931
                                                                                  ------------
                                                                                     5,497,202
                                                                                  ------------
METALS & MINING - 2.5%

  Alcoa Inc.
    6.00%, 01/15/2012                                                  1,310,000     1,322,121
  Peabody Energy Corporation
    6.875%, 03/15/2013
      Callable 09/04/2009                                              2,000,000     1,990,000
                                                                                  ------------
                                                                                     3,312,121
                                                                                  ------------
MULTILINE RETAIL - 0.7%
  J.C. Penney Co., Inc.
    7.65%, 08/15/2016                                                    600,000       585,491
  Target Corporation
    6.35%, 01/15/2011                                                    300,000       319,782
                                                                                  ------------
                                                                                       905,273
                                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.8%

  Duke Energy Corp.
    6.25%, 01/15/2012                                                  1,000,000     1,076,004
                                                                                  ------------

OIL & GAS DRILLING - 1.2%

  Transocean Inc. (a)
    6.625%, 04/15/2011                                                 1,500,000     1,599,071
                                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.7%

  Amerada Hess Corporation:
    7.375%, 10/01/2009                                                   300,000       302,620
    6.65%, 08/15/2011                                                  1,550,000     1,650,530
  Apache Corporation
    6.25%, 04/15/2012                                                  1,593,000     1,722,678
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                                                    985,000     1,054,356
  Conoco Funding Company (a)
    6.35%, 10/15/2011                                                    500,000       545,982
  ConocoPhillips
    4.75%, 10/15/2012                                                    875,000       922,599
  Devon Financing Corp. ULC (a)
    6.875%, 09/30/2011                                                 1,000,000     1,086,658
  EOG Resources, Inc.
    6.125%, 10/01/2013                                                 1,500,000     1,630,092
  Kerr-McGee Corporation
    6.875%, 09/15/2011                                                 1,000,000     1,055,203
  Marathon Oil Corporation
    5.90%, 03/15/2018                                                  1,000,000     1,004,320
  Noble Energy, Inc.
    5.25%, 04/15/2014                                                  1,500,000     1,436,655
  Range Resources Corporation
    8.00%, 05/15/2019
      Callable 05/15/2014                                                500,000       494,375
  XTO Energy, Inc.
    6.25%, 04/15/2013                                                  1,150,000     1,219,623
                                                                                  ------------
                                                                                    14,125,691
                                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                                       18

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
CORPORATE                                                              PRINCIPAL
BONDS                                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------

PHARMACEUTICALS - 2.0%

  Abbott Laboratories
    5.15%, 11/30/2012                                                 $  675,000    $  729,896
  Teva Pharmaceutical Industries Ltd.
    5.55%, 02/01/2016                                                  1,860,000     1,926,506
                                                                                  ------------
                                                                                     2,656,402
                                                                                  ------------
ROAD & RAIL - 3.0%

  Burlington Northern Santa Fe Corporation
    6.75%, 07/15/2011                                                  1,970,000     2,117,823
  Norfolk Southern Corporation
    5.257%, 09/17/2014                                                   750,000       775,810
  Union Pacific Corporation
    6.125%, 01/15/2012                                                 1,000,000     1,045,783
                                                                                  ------------
                                                                                     3,939,416
                                                                                  ------------
SOFTWARE - 1.7%

  Oracle Corporation:
    5.00%, 01/15/2011                                                  1,000,000     1,048,687
    5.25%, 01/15/2016                                                  1,150,000     1,205,038
                                                                                  ------------
                                                                                     2,253,725
                                                                                  ------------
SPECIALTY RETAIL - 2.3%

  The Home Depot, Inc.
    4.625%, 08/15/2010                                                 1,175,000     1,197,409
  Lowe's Companies, Inc.:
    8.25%, 06/01/2010                                                  1,225,000     1,301,728
    5.00%, 10/15/2015                                                    525,000       556,203
                                                                                  ------------
                                                                                     3,055,340
                                                                                  ------------

TOTAL CORPORATE BONDS
  (Cost $112,325,685)                                                              115,772,414
                                                                                  ------------

-----------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.5%                                                   SHARES
-----------------------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 0.5%

  The Goldman Sachs Group, Inc.
    Callable 04/25/2010                                                   40,000       647,200
                                                                                  ------------

TOTAL PREFERRED STOCKS
  (Cost $1,000,000)                                                                    647,200
                                                                                  ------------

-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT &                                                      PRINCIPAL
AGENCY ISSUES - 6.3%                                                      AMOUNT
-----------------------------------------------------------------------------------------------
FANNIE MAE - 0.8%

  5.00%, 03/15/2016                                                   $1,000,000     1,089,442
                                                                                  ------------

FEDERAL HOME LOAN BANK - 1.3%

  5.50%, 08/13/2014                                                      500,000       558,832
  4.875%, 05/17/2017                                                   1,000,000     1,075,506
                                                                                  ------------
                                                                                     1,634,338
                                                                                  ------------
FREDDIE MAC - 1.6%

  5.55%, 10/04/2016
    Callable 10/04/2011                                                1,500,000     1,603,426
  5.125%, 11/17/2017                                                     500,000       549,707
                                                                                  ------------
                                                                                     2,153,133
                                                                                  ------------
U.S. TREASURY INFLATION INDEXED BONDS - 1.4%

  2.375%, 04/15/2011                                                     483,449       498,406
  3.375%, 01/15/2012                                                   1,200,920     1,277,853
                                                                                  ------------
                                                                                     1,776,259
                                                                                  ------------


-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT &                                                      PRINCIPAL
AGENCY ISSUES                                                             AMOUNT         VALUE
-----------------------------------------------------------------------------------------------

U.S. TREASURY NOTES - 1.2%

  4.25%, 11/15/2014                                                   $  500,000    $  538,594
  4.25%, 08/15/2015                                                      500,000       536,133
  4.50%, 02/15/2016                                                      500,000       542,383
                                                                                  ------------
                                                                                     1,617,110
                                                                                  ------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (Cost $7,822,081)                                                                  8,270,282
                                                                                  ------------

---------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 0.6%                                                       SHARES
---------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.6%

  Federated Government Obligations Fund -
    Institutional Shares                                                 785,802       785,802
                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $785,802)                                                                      785,802
                                                                                  ------------

TOTAL INVESTMENTS - 95.1%
  (Cost $121,933,568)                                                              125,475,698

  Other Assets in Excess of Liabilities - 4.9%                                       6,533,866
                                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                                       $132,009,564
                                                                                  ============


  (a) U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS - 91.4%                                                    SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------
AUSTRALIA - 5.7%
-----------------------------------------------------------------------------------------------

AIRLINES - 0.3%
  Qantas Airways Limited                                                  62,630    $  101,416
                                                                                  ------------

BEVERAGES - 0.1%
  Coca-Cola Amatil Limited                                                 8,562        59,338
                                                                                  ------------

BIOTECHNOLOGY - 0.3%
  CSL Limited                                                              3,862        99,857
                                                                                  ------------

COMMERCIAL BANKS - 1.5%
  Australia and New Zealand Banking Group Limited                         15,777       209,084
  Suncorp-Metway Limited                                                  23,558       126,660
  Westpac Banking Corporation                                             12,376       201,354
                                                                                  ------------
                                                                                       537,098
                                                                                  ------------
CONSTRUCTION & ENGINEERING - 0.1%

  Leighton Holdings Limited                                                2,275        42,910
                                                                                  ------------

CONSTRUCTION MATERIALS - 0.3%

  Boral Limited                                                           31,183       101,736
                                                                                  ------------

DIVERSIFIED OPERATIONS - 0.6%

  BHP Billiton Limited                                                     7,678       210,346
                                                                                  ------------

HOTELS, RESTAURANTS & LEISURE - 0.3%

  Crown Ltd.                                                              17,343       101,074
                                                                                  ------------

INDUSTRIAL CONGLOMERATES - 0.2%

  Wesfarmers Ltd.                                                          4,562        83,063
                                                                                  ------------

INSURANCE - 0.3%

  AMP Limited                                                             28,138       110,244
                                                                                  ------------

METALS & MINING - 0.4%

  BlueScope Steel Limited                                                 27,189        55,131
  Iluka Resources Limited (a)                                             12,597        28,924
  OneSteel Limited                                                        19,919        41,172
  Rio Tinto Limited                                                          988        41,281
                                                                                  ------------
                                                                                       166,508
                                                                                  ------------
MULTILINE RETAIL - 0.2%

  Harvey Norman Holdings Limited                                          26,149        69,318
                                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.2%

  Origin Energy Limited                                                    7,856        92,500
                                                                                  ------------

REAL ESTATE - 0.6%

  Lend Lease Corporation Limited                                          15,623        87,919
  Westfield Group                                                         13,546       123,977
                                                                                  ------------
                                                                                       211,896
                                                                                  ------------
ROAD & RAIL - 0.3%

  Toll Holdings Limited                                                   20,770       104,231
                                                                                  ------------

  TOTAL AUSTRALIA                                                                    2,091,535
                                                                                  ------------

-----------------------------------------------------------------------------------------------
DENMARK - 0.8%
-----------------------------------------------------------------------------------------------

BEVERAGES - 0.8%

  Carlsberg A/S - B Shares                                                 4,628       296,888
                                                                                  ------------

  TOTAL DENMARK                                                                        296,888
                                                                                  ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                             SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------
FRANCE - 5.9%
-----------------------------------------------------------------------------------------------

COMMERCIAL BANKS - 2.3%

  Credit Agricole SA                                                      67,031    $  840,453
                                                                                  ------------

CONSTRUCTION MATERIALS - 0.7%

  Lafarge SA                                                               3,824       260,177
                                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%

  Alstom                                                                  11,500       682,833
                                                                                  ------------

INSURANCE - 0.4%

  AXA SA                                                                   7,826       148,123
                                                                                  ------------

PHARMACEUTICALS - 0.4%

  Sanofi-Aventis                                                           2,442       144,297
                                                                                  ------------

ROAD & RAIL - 0.2%

  Groupe Eurotunnel SA (a)                                                16,180        92,001
                                                                                  ------------

  TOTAL FRANCE                                                                       2,167,884
                                                                                  ------------

-----------------------------------------------------------------------------------------------
GERMANY - 6.3%
-----------------------------------------------------------------------------------------------
CHEMICALS - 2.3%

  Bayer AG                                                                 9,830       528,267
  Linde AG                                                                 3,795       311,771
                                                                                  ------------
                                                                                       840,038
                                                                                  ------------
ELECTRIC UTILITIES - 1.7%

  E.ON AG                                                                 17,187       610,104
                                                                                  ------------

INSURANCE - 1.7%

  Allianz SE                                                               6,803       627,527
                                                                                  ------------

TEXTILES, APPAREL & LUXURY GOODS - 0.6%

  Adidas AG                                                                5,422       206,619
                                                                                  ------------

  TOTAL GERMANY                                                                      2,284,288
                                                                                  ------------

-----------------------------------------------------------------------------------------------
HONG KONG - 1.5%
-----------------------------------------------------------------------------------------------
AIRLINES - 0.1%

  Cathay Pacific Airways Limited (a)                                      33,000        45,271
                                                                                  ------------

COMMERCIAL BANKS - 0.2%

  Hang Seng Bank Limited                                                   5,400        75,579
                                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES - 0.2%

  Hong Kong Exchanges & Clearing Limited                                   4,300        66,463
                                                                                  ------------

DIVERSIFIED OPERATIONS - 0.3%

  Hutchison Whampoa Limited                                               18,000       117,093
                                                                                  ------------

ELECTRIC UTILITIES - 0.1%

  Hongkong Electric Holdings Limited                                       6,000        33,331
                                                                                  ------------

REAL ESTATE - 0.4%

  Hang Lung Properties Limited                                            11,000        36,223
  Sun Hung Kai Properties Limited                                          8,000        99,343
                                                                                  ------------
                                                                                       135,566
                                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                       20


                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                             SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------

SPECIALTY RETAIL - 0.2%

  Esprit Holdings Limited                                                 13,800    $   76,670
                                                                                  ------------

  TOTAL HONG KONG                                                                      549,973
                                                                                  ------------

-----------------------------------------------------------------------------------------------
JAPAN - 23.7%
-----------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 0.2%

  YAMATO HOLDINGS CO., LTD.                                                5,000        66,479
                                                                                  ------------

AUTO COMPONENTS - 0.6%

  BRIDGESTONE CORPORATION                                                  7,000       109,651
  MUSASHI SEIMITSU INDUSTRY CO., LTD.                                      1,300        20,134
  NGK SPARK PLUG Co., Ltd.                                                10,000        95,464
                                                                                  ------------
                                                                                       225,249
                                                                                  ------------
AUTOMOBILES - 2.4%

  HONDA MOTOR CO., LTD.                                                    7,000       192,576
  NISSAN MOTOR CO., LTD.                                                  18,800       114,095
  Toyota Motor Corporation                                                14,700       555,915
                                                                                  ------------
                                                                                       862,586
                                                                                  ------------
BUILDING PRODUCTS - 1.1%

  Asahi Glass Company, Limited                                            49,000       392,490
                                                                                  ------------

CHEMICALS - 1.5%

  JSR Corporation                                                          6,900       118,187
  KURARAY Co., LTD.                                                       27,000       299,316
  Shin-Etsu Chemical Co., Ltd.                                             3,000       139,137
                                                                                  ------------
                                                                                       556,640
                                                                                  ------------
COMMERCIAL BANKS - 2.1%

  The Bank of Yokohama, Ltd.                                              20,000       107,052
  Mitsubishi UFJ Financial Group, Inc.                                    38,100       235,260
  Sumitomo Mitsui Financial Group, Inc.                                   10,400       420,839
                                                                                  ------------
                                                                                       763,151
                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 1.2%

  FUJIFILM Holdings Corporation                                            9,700       308,700
  SECOM CO., LTD.                                                          3,300       133,933
                                                                                  ------------
                                                                                       442,633
                                                                                  ------------
COMPUTERS & PERIPHERALS - 0.4%

  FUJITSU LIMITED                                                         28,000       152,102
                                                                                  ------------

CONSTRUCTION MATERIALS - 0.3%

  Sekisui House, Ltd.                                                     10,000       101,280
                                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

  NIPPON TELEGRAPH AND TELEPHONE
    CORPORATION (NTT)                                                      5,346       217,718
                                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%

  NIDEC CORPORATION                                                        3,100       188,695
  NIKON CORPORATION                                                       20,000       346,011
  Sony Corporation                                                         5,400       140,881
  Sumitomo Electric Industries, Ltd.                                      10,900       122,209
  TDK CORPORATION                                                          2,400       112,666
                                                                                  ------------
                                                                                       910,462
                                                                                  ------------
FINANCIAL SERVICES - 0.7%

  Credit Saison Co., Ltd.                                                 10,900       138,263
  JFE SHOJI HOLDINGS, INC.                                                15,000        55,288
  ORIX Corporation                                                           940        55,949
                                                                                  ------------
                                                                                       249,500
                                                                                  ------------
FOOD & STAPLES RETAILING - 0.3%

  Seven & I Holdings Co., Ltd.                                             4,400       103,191
                                                                                  ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                             SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.3%

  Sumitomo Forestry Co., Ltd.                                             12,000    $  101,582
                                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%

  NIHON KOHDEN CORPORATION                                                 5,000        65,696
                                                                                  ------------

 HOUSEHOLD DURABLES - 0.4%

  Makita Corporation                                                       6,000       145,191
                                                                                  ------------

HOUSEHOLD PRODUCTS - 0.8%

  Kao Corporation                                                         13,000       282,885
                                                                                  ------------

INSURANCE - 0.5%

  Mitsui Sumitomo Insurance Group Holdings, Inc.                           3,300        86,331
  Tokio Marine Holdings, Inc.                                              4,100       112,572
                                                                                  ------------
                                                                                       198,903
                                                                                  ------------
INVESTMENT BANK & BROKERAGE - 0.3%

  Nomura Holdings, Inc.                                                   15,100       127,457
                                                                                  ------------

MACHINERY - 0.5%

  IHI Corporation (a)                                                     97,000       167,559
                                                                                  ------------

MARINE - 0.4%

  Nippon Yusen Kabushiki Kaisha                                           38,000       163,635
                                                                                  ------------

MEDIA - 0.4%

  Jupiter Telecommunications Co., Ltd.                                       186       141,086
                                                                                  ------------

METALS & MINING - 0.5%

  JFE Holdings, Inc.                                                       5,400       181,426
                                                                                  ------------

OFFICE ELECTRONICS - 0.5%

  CANON INC.                                                               6,100       199,250
                                                                                  ------------

PERSONAL PRODUCTS - 0.1%

  KOSE Corporation                                                         2,200        46,351
                                                                                  ------------

REAL ESTATE - 1.5%

  Mitsubishi Estate Company Ltd.                                          14,000       232,423
  NTT URBAN DEVELOPMENT CORPORATION                                          135       130,138
  Sumitomo Realty & Development Co., Ltd.                                 10,000       182,587
                                                                                  ------------
                                                                                       545,148
                                                                                  ------------
ROAD & RAIL - 1.0%

  Central Japan Railway Company                                               18       110,655
  East Japan Railway Company                                               4,400       264,906
                                                                                  ------------
                                                                                       375,561
                                                                                  ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.2%

  SHINKO ELECTRIC INDUSTRIES CO., LTD.                                     5,000        61,783
                                                                                  ------------

TEXTILES, APPAREL & LUXURY GOODS - 0.6%

  ASICS CORPORATION                                                       15,000       136,817
  GUNZE LIMITED                                                           17,000        75,714
                                                                                  ------------
                                                                                       212,531
                                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS - 0.9%

  Mitsubishi Corporation                                                  17,900       330,313
                                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES - 0.7%

  KDDI CORPORATION                                                            48       254,690
                                                                                  ------------

  TOTAL JAPAN                                                                        8,644,528
                                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                                       21



                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                             SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------
NETHERLANDS - 2.6%
-----------------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.6%

  Royal Dutch Shell plc - A Shares                                        37,239    $  933,108
                                                                                  ------------

  TOTAL NETHERLANDS                                                                    933,108
                                                                                  ------------

-----------------------------------------------------------------------------------------------
NEW ZEALAND - 0.2%
-----------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%

  Telecom Corporation of New Zealand                                      39,448        69,208
                                                                                  ------------

  TOTAL NEW ZEALAND                                                                     69,208
                                                                                  ------------

-----------------------------------------------------------------------------------------------
NORWAY - 1.4%
-----------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 1.4%

  StatoilHydro ASA                                                        26,349       520,476
                                                                                  ------------

  TOTAL NORWAY                                                                         520,476
                                                                                  ------------

-----------------------------------------------------------------------------------------------
RUSSIAN FEDERATION - 0.8%
-----------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.8%

  Gazprom - ADR                                                           14,800       300,384
                                                                                  ------------

  TOTAL RUSSIAN FEDERATION                                                             300,384
                                                                                  ------------

-----------------------------------------------------------------------------------------------
SINGAPORE - 1.0%
-----------------------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.4%

  DBS Group Holdings Limited                                               8,000        64,857
  United Overseas Bank Limited                                             7,000        70,636
                                                                                  ------------
                                                                                       135,493
                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%

  Singapore Telecommunications Limited                                    45,000        92,841
                                                                                  ------------

MACHINERY - 0.1%

  SembCorp Marine Limited                                                 18,000        33,178
                                                                                  ------------

REAL ESTATE - 0.2%

  Capitaland Limited                                                      36,500        92,803
                                                                                  ------------

  TOTAL SINGAPORE                                                                      354,315
                                                                                  ------------

-----------------------------------------------------------------------------------------------
SPAIN - 3.8%
-----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.6%

  Telefonica S.A.                                                         42,436       963,708
                                                                                  ------------

ELECTRIC UTILITIES - 1.2%

  Iberdrola SA                                                            51,934       423,501
                                                                                  ------------

  TOTAL SPAIN                                                                        1,387,209
                                                                                  ------------

-----------------------------------------------------------------------------------------------
SWEDEN - 0.9%
-----------------------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.9%

  Swedbank AB - A Shares (a)                                              53,000       309,843
                                                                                  ------------

  TOTAL SWEDEN                                                                         309,843
                                                                                  ------------


-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                             SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------
SWITZERLAND - 9.1%
-----------------------------------------------------------------------------------------------

CAPITAL MARKETS - 2.7%

  Credit Suisse Group AG                                                  11,368    $  520,836
  UBS AG (a)                                                              38,665       474,745
                                                                                  ------------
                                                                                       995,581
                                                                                  ------------
ELECTRICAL EQUIPMENT - 1.0%

  ABB Ltd.                                                                23,723       374,602
                                                                                  ------------

FOOD PRODUCTS - 2.2%

  Nestle SA                                                               20,816       785,980
                                                                                  ------------

INSURANCE - 0.6%

  Zurich Financial Services AG                                             1,297       229,249
                                                                                  ------------

PHARMACEUTICALS - 2.6%

  Roche Holding AG - Genussscheine Shares                                  6,793       925,562
                                                                                  ------------

  TOTAL SWITZERLAND                                                                  3,310,974
                                                                                  ------------

-----------------------------------------------------------------------------------------------
UNITED ARAB EMIRATES - 0.1%
-----------------------------------------------------------------------------------------------
MARINE - 0.1%

  DP World Ltd. (a)                                                       65,535        23,523
                                                                                  ------------

  TOTAL UNITED ARAB EMIRATES                                                            23,523
                                                                                  ------------

-----------------------------------------------------------------------------------------------
UNITED KINGDOM - 27.6%
-----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.1%

  BAE Systems plc                                                         71,639       400,320
  Rolls Royce Group plc (a)                                            6,971,336        11,469
                                                                                  ------------
                                                                                       411,789
                                                                                  ------------
COMMERCIAL BANKS - 4.1%

  HSBC Holdings plc                                                      130,963     1,091,075
  Royal Bank of Scotland Group plc (a)                                   640,290       406,964
                                                                                  ------------
                                                                                     1,498,039
                                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES - 1.2%

  Man Group plc                                                           93,738       429,685
                                                                                  ------------

DIVERSIFIED OPERATIONS - 1.2%

  Rolls-Royce Group plc (a)                                               71,932       430,079
                                                                                  ------------

ENERGY & RELATED SERVICES - 1.2%

  Centrica plc                                                           117,427       431,783
                                                                                  ------------

HOUSEHOLD PRODUCTS - 2.2%

  Reckitt Benckiser Group plc                                              6,601       301,454
  Unilever plc                                                            21,683       509,595
                                                                                  ------------
                                                                                       811,049
                                                                                  ------------
METALS & MINING - 5.5%

  Central African Mining & Exploration
    Company plc (a)                                                      773,582       137,265
  Fresnillo plc                                                           37,148       318,974
  Rio Tinto plc                                                           15,123       523,731
  Xstrata plc                                                             96,191     1,045,428
                                                                                  ------------
                                                                                     2,025,398
                                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%

  International Power plc                                                 89,278       350,668
                                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                                       22



                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)

-----------------------------------------------------------------------------------------------
COMMON STOCKS                                                             SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.3%

  BG Group plc                                                            26,994    $  454,570
  Cairn Energy plc (a)                                                    11,462       443,184
  Tullow Oil plc                                                          20,934       324,225
                                                                                  ------------
                                                                                     1,221,979
                                                                                  ------------
PHARMACEUTICALS - 4.2%

  AstraZeneca plc                                                         17,645       778,011
  GlaxoSmithKline plc                                                     41,723       736,966
                                                                                  ------------
                                                                                     1,514,977
                                                                                  ------------
TOBACCO - 2.6%

  Imperial Tobacco Group plc                                              36,906       960,571
                                                                                  ------------

  TOTAL UNITED KINGDOM                                                              10,086,017
                                                                                  ------------

TOTAL COMMON STOCKS
  (Cost $34,259,679)                                                                33,330,153
                                                                                  ------------

-----------------------------------------------------------------------------------------------
                                                                       PRINCIPAL
CORPORATE BONDS - 0.9%                                                    AMOUNT
-----------------------------------------------------------------------------------------------
FRANCE - 0.9%
----------------------------------------------------------------------------------------------
ROAD & RAIL - 0.9%
  EUROTUNNEL GROUP UK plc (b)
    3.00%, 07/28/2010                                                   $186,500       209,307
  Groupe Eurotunnel SA (b)
    2.00%, 09/06/2010                                                        219       130,878
                                                                                  ------------

TOTAL CORPORATE BONDS
  (Cost $811,721)                                                                      340,185
                                                                                  ------------

-----------------------------------------------------------------------------------------------
PREFERRED STOCKS - 3.1%                                                   SHARES     VALUE (US$)
-----------------------------------------------------------------------------------------------
GERMANY - 3.1%
-----------------------------------------------------------------------------------------------

AUTOMOBILES - 3.1%

  Porsche AG                                                               9,379    $  631,310
  Volkswagen AG                                                            7,258       507,899
                                                                                  ------------

TOTAL PREFERRED STOCKS
  (Cost $1,368,762)                                                                  1,139,209
                                                                                  ------------

-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.4%
-----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.4%

  Dreyfus Cash Management Fund - Investor Shares                         130,402       130,402
                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $130,402)                                                                      130,402
                                                                                  ------------

TOTAL INVESTMENTS - 95.8%
  (Cost $36,570,564)                                                                34,939,949

  Other Assets in Excess of Liabilities - 4.2%                                       1,550,397
                                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                                       $ 36,490,346
                                                                                  ============

  ADR  American Depository Receipt.

  (a)  Non-income producing security.

  (b)  Deemed illiquid by Adviser.


     FORWARD CURRENCY EXCHANGE CONTRACTS
     -----------------------------------
    At June 30, 2009, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date. The contracts combined had net unrealized depreciation of $38,547 as of June 30, 2009. The terms of the open contracts are as follows:


    SETTLEMENT               CURRENCY TO        U.S. $ VALUE AT      CURRENCY TO       U.S. $ VALUE AT
    DATE                    BE DELIVERED         JUNE 30, 2009       BE RECEIVED        JUNE 30, 2009       ASSET         LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
    7/9/09                 520,000  EURO        $  729,516         911,300 AUD         $  733,837        $ 19,028        $ 14,707
    7/9/09                 471,400  AUD            379,601         270,000 EURO           378,787           1,037           1,851
    7/9/09               1,416,751  SF           1,304,003         937,000 EURO         1,314,531          33,223          22,695
    7/9/09                 120,000  EURO           168,350         183,720 SF             169,099           1,203             454
    7/9/09              16,959,536  JPY            176,061         124,000 EURO           173,961             224           2,323
    7/9/09               1,818,516  KB           2,991,810       2,100,000 EURO         2,946,121          15,579          61,269
    7/9/09                 328,000  EURO           460,156         279,276 KB             459,462           2,965           3,659
    7/9/09                 880,990  NK             136,976         100,000 EURO           140,291           6,233           2,918
    7/9/09               1,395,859  SK             180,930         130,000 EURO           182,379           1,449               --
    7/9/09                 570,000  EURO           799,661       6,080,589 SK             788,161          13,529          25,029
   7/10/09                 560,221  SF             515,644         370,000 EURO           519,078           9,111           5,677
   7/10/09                 148,000  EURO           207,631         223,900 SF             206,085           1,946           3,492
                                              -------------                         -------------   -------------   -------------
                                                $8,050,339                             $8,011,792        $105,527        $144,074
                                              =============                         =============   =============   =============

    AUD     Australian Dollar
    EURO    Euro
    JPY     Japanese Yen
    KB      British Pound
    NK      Norwegian Kroner
    SF      Swiss Franc
    SK      Swedish Krona

   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2009 (UNAUDITED)

                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................... $466,318,756    $39,260,051    $10,535,364  $125,475,698    $34,939,949
Foreign currency **.......................................           --             --             --            --      1,397,294
Dividends and interest receivable.........................      172,198         35,268         64,084     1,951,933        255,459
Receivable from Adviser...................................           --             --          1,882            --             --
Unrealized gain on open forward foreign
  currency contracts (Note A.1.) .........................           --             --             --            --        105,527
Receivable for investments sold...........................           --             --             --            --        425,022
Receivable for fund shares sold...........................      315,130          1,069          2,850     4,739,856            416
Other assets..............................................       56,606         18,659          4,784        18,256         11,489
                                                           ------------    -----------    -----------  ------------    -----------
  Total assets............................................  466,862,690     39,315,047     10,608,964   132,185,743     37,135,156
                                                           ------------    -----------    -----------  ------------    -----------

LIABILITIES:
Payable for investments purchased.........................           --             --             --            --        420,771
Unrealized loss on open forward foreign
  currency contracts (Note A.1.) .........................           --             --             --            --        144,074
Payable for investment advisory fees......................      811,735         32,282             --       117,205         19,099
Payable for fund shares redeemed..........................      574,803             --             --            --             --
Distribution expense payable..............................       18,849             --             --            --             --
Accrued expenses and other liabilities....................      205,065         31,171         17,838        58,974         60,866
                                                           ------------    -----------    -----------  ------------    -----------
  Total liabilities.......................................    1,610,452         63,453         17,838       176,179        644,810
                                                           ------------    -----------    -----------  ------------    -----------
NET ASSETS................................................ $465,252,238    $39,251,594    $10,591,126  $132,009,564    $36,490,346
                                                           ============    ===========    ===========  ============    ===========

NET ASSETS CONSIST OF:

Paid in capital........................................... $626,179,110    $39,755,875    $10,840,809  $129,057,539    $80,855,323
Undistributed net investment income.......................           --        223,815          1,747        30,364      2,843,727
Accumulated net realized loss on
  securities and foreign currency transactions............ (131,829,675)    (2,628,128)      (755,943)     (620,469)   (45,547,888)
Net unrealized appreciation (depreciation) on:
  Investments.............................................  (29,097,197)     1,900,032        504,513     3,542,130     (1,630,615)
  Other assets and liabilities denominated in
     foreign currency ....................................           --             --             --            --        (30,201)
                                                           ------------    -----------    -----------  ------------    -----------
NET ASSETS................................................ $465,252,238    $39,251,594    $10,591,126  $132,009,564    $36,490,346
                                                           ============    ===========    ===========  ============    ===========

INSTITUTIONAL CLASS***
Net assets................................................ $436,573,161    $39,251,594    $10,591,126  $132,009,564    $36,490,346
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........   33,046,062      3,603,593        937,052    12,485,471      5,556,608
Net asset value per share
  (offering and redemption price)......................... $      13.21    $     10.89    $     11.30  $      10.57    $      6.57
                                                           ============    ===========    ===========  ============    ===========

ADVISER CLASS
Net assets................................................ $ 28,679,077
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........    2,213,299
Net asset value per share
  (offering and redemption price)......................... $      12.96
                                                           ============

*   Cost of Investments................................... $495,415,953    $37,360,019    $10,030,851  $121,933,568    $36,570,564
                                                           ============    ===========    ===========  ============    ===========

**  Cost of Foreign Currency.............................. $         --    $        --    $        --  $         --    $ 1,399,366
                                                           ============    ===========    ===========  ============    ===========


*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

   The accompanying notes are an integral part of these financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................... $  1,337,240    $   363,821     $   73,157    $   18,958    $   640,132
Interest..................................................       26,943          2,160         78,366     2,927,309         39,475
                                                           ------------    -----------     ----------    ----------    -----------
  Total income............................................    1,364,183        365,981        151,523     2,946,267        679,607
                                                           ------------    -----------     ----------    ----------    -----------

EXPENSES:
Investment advisory fees..................................    1,520,574        124,395         32,536       306,529        165,633
Distribution expense - Adviser Class (Note B).............       30,874             --             --            --             --
Administrative fees.......................................      178,141         22,844         10,255        51,422         23,325
Accounting and transfer agent fees and expenses...........      121,533         30,724         20,447        45,301         48,808
Professional fees.........................................       72,226          8,084          3,509        21,566          8,179
Federal and state registration............................       39,210         13,234          3,770         8,687          8,102
Custody fees and expenses.................................       24,316          2,353          2,674         6,787         73,825
Trustees' fees............................................       33,160          2,956            784         8,428          4,572
Reports to shareholders...................................       24,051          1,367            362         3,360          1,465
Other.....................................................       56,615          4,935          1,227        12,342          6,120
                                                           ------------    -----------     ----------    ----------    -----------
  Total expenses..........................................    2,100,700        210,892         75,564       464,422        340,029
  Less, expense waiver and/or reimbursement (Note B)......      (44,331)       (68,726)       (35,520)      (65,935)      (141,269)
                                                           ------------    -----------     ----------    ----------    -----------
  Net expenses............................................    2,056,369        142,166         40,044       398,487        198,760
                                                           ------------    -----------     ----------    ----------    -----------
Net investment income (loss)..............................     (692,186)       223,815        111,479     2,547,780        480,847
                                                           ------------    -----------     ----------    ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments.............................................  (52,220,219)    (1,153,063)       (74,752)      719,715    (11,553,503)
  Foreign currency transactions (Note A.1)................           --             --             --            --       (279,514)
                                                           ------------    -----------     ----------    ----------    -----------
                                                            (52,220,219)    (1,153,063)       (74,752)      719,715    (11,833,017)
                                                           ------------    -----------     ----------    ----------    -----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments.............................................   86,016,043      2,820,589        491,013     3,713,118     13,262,970
  Foreign currency transactions (Note A.1)................           --             --             --            --       (135,053)
                                                           ------------    -----------     ----------    ----------    -----------
                                                             86,016,043      2,820,589        491,013     3,713,118     13,127,917
                                                           ------------    -----------     ----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...........   33,795,824      1,667,526        416,261     4,432,833      1,294,900
                                                           ------------    -----------     ----------    ----------    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...... $ 33,103,638    $ 1,891,341     $  527,740    $6,980,613    $ 1,775,747
                                                           ============    ===========     ==========    ==========    ===========

* Net of foreign taxes withheld........................... $      1,679    $     4,298     $      860    $       --    $    76,504
                                                           ============    ===========     ==========    ==========    ===========

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                    LKCM                         LKCM
                                                                            SMALL CAP EQUITY FUND             EQUITY FUND
                                                                         ----------------------------  ----------------------------
                                                                            Six Months      Year         Six Months     Year
                                                                               Ended        Ended          Ended        Ended
                                                                          June 30, 2009  December 31,  June 30, 2009 December 31,
                                                                            (Unaudited)      2008       (Unaudited)       2008
                                                                          ------------  -------------   -----------  ------------
OPERATIONS:
Net investment income (loss)............................................  $   (692,186) $  (1,096,485)  $   223,815  $    539,179
Net realized loss on investments .......................................   (52,220,219)   (70,815,545)   (1,153,063)   (1,474,556)
Net change in unrealized appreciation/depreciation
  on investments........................................................    86,016,043   (189,968,994)    2,820,589   (16,343,956)
                                                                          ------------  -------------   -----------  ------------
    Net increase (decrease) in net assets
      resulting from operations.........................................    33,103,638   (261,881,024)    1,891,341   (17,279,333)
                                                                          ------------  -------------   -----------  ------------
DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income...................................................            --             --            --      (548,026)
Net realized gain on investments........................................            --       (163,200)           --            --
                                                                          ------------  -------------   -----------  ------------
                                                                                    --       (163,200)           --      (548,026)
                                                                          ------------  -------------   -----------  ------------
DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments........................................            --        (10,503)           --            --
                                                                          ------------  -------------   -----------  ------------
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................    22,000,769     36,562,552       683,506       760,908
                                                                          ------------  -------------   -----------  ------------
Total increase (decrease) in net assets.................................    55,104,407   (225,492,175)    2,574,847   (17,066,451)

NET ASSETS:
Beginning of period.....................................................   410,147,831    635,640,006    36,676,747    53,743,198
                                                                          ------------  -------------   -----------  ------------
End of period *.........................................................  $465,252,238  $ 410,147,831   $39,251,594  $ 36,676,747
                                                                          ============  =============   ===========  ============

* Including undistributed net investment income of:.....................  $        --   $      55,625   $   223,815  $         --
                                                                          ============  =============   ===========  ============

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      LKCM                          LKCM
                                                                                  BALANCED FUND               FIXED INCOME FUND
                                                                         ----------------------------  ----------------------------
                                                                            Six Months      Year         Six Months     Year
                                                                               Ended        Ended          Ended        Ended
                                                                          June 30, 2009  December 31,  June 30, 2009 December 31,
                                                                            (Unaudited)      2008       (Unaudited)       2008
                                                                           -----------    -----------  ------------  ------------
OPERATIONS:
Net investment income...................................................   $   111,479    $   246,244  $  2,547,780  $  5,099,303
Net realized gain (loss) on investments ................................       (74,752)      (681,191)      719,715      (653,176)
Net change in unrealized appreciation/depreciation
  on investments........................................................       491,013     (2,099,361)    3,713,118      (915,260)
                                                                           -----------    -----------  ------------  ------------
     Net increase (decrease) in net assets
       resulting from operations........................................       527,740     (2,534,308)    6,980,613     3,530,867
                                                                           -----------    -----------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................      (109,732)      (262,866)   (2,522,242)   (5,133,732)
Net realized gain on investments........................................            --         (7,593)           --            --
                                                                           -----------    -----------  ------------  ------------
                                                                              (109,732)      (270,459)   (2,522,242)   (5,133,732)
                                                                           -----------    -----------  ------------  ------------
NET INCREASE IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................        17,190        769,454     6,876,952     9,244,873
                                                                           -----------    -----------  ------------  ------------
Total increase (decrease) in net assets.................................       435,198     (2,035,313)   11,335,323     7,642,008

NET ASSETS:
Beginning of period.....................................................    10,155,928     12,191,241   120,674,241   113,032,233
                                                                           -----------    -----------  ------------  ------------
End of period *.........................................................   $10,591,126    $10,155,928  $132,009,564  $120,674,241
                                                                           ===========    ===========  ============  ============

* Including undistributed net investment income of:.....................   $     1,747    $        --  $     30,364  $      4,826
                                                                           ===========    ===========  ============  ============

                                                                                                                  LKCM
                                                                                                            INTERNATIONAL FUND
                                                                                                       ----------------------------
                                                                                                         Six Months        Year
                                                                                                            Ended         Ended
                                                                                                       June 30, 2009   December 31,
                                                                                                         (Unaudited)       2008
                                                                                                        ------------   ------------
OPERATIONS:
Net investment income................................................................................  $    480,847  $  1,365,246
Net realized loss on investments, futures contracts and foreign currency transactions................   (11,833,017)  (31,742,954)
Net change in unrealized appreciation/depreciation...................................................    13,127,917   (25,306,055)
                                                                                                       ------------  ------------
    Net increase (decrease) in net assets resulting from operations..................................     1,775,747   (55,683,763)
                                                                                                       ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income................................................................................            --      (614,095)
Net realized gain on investments.....................................................................            --    (1,375,053)
                                                                                                       ------------  ------------
                                                                                                                 --    (1,989,148)
                                                                                                       ------------  ------------

NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C).....................................    (2,516,610)  (34,327,435)
                                                                                                       ------------  ------------

Total decrease in net assets.........................................................................      (740,863)  (92,000,346)

NET ASSETS:

Beginning of period..................................................................................    37,231,209   129,231,555
                                                                                                       ------------  ------------
End of period *......................................................................................  $ 36,490,346  $ 37,231,209
                                                                                                       ============  ============

* Including undistributed net investment income of:..................................................  $  2,843,727  $  2,362,880
                                                                                                       ============  ============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                         LKCM SMALL CAP EQUITY FUND - INSTITUTIONAL CLASS
                                                           Six Months        Year        Year         Year        Year       Year
                                                             Ended          Ended       Ended        Ended       Ended      Ended
                                                            June 30,      December    December     December    December   December
                                                             2009           31,          31,           31,         31,        31,
                                                          (Unaudited)       2008        2007          2006        2005       2004
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD....................   $  12.24      $  20.03    $  21.98     $  21.12    $  21.46    $  19.54
                                                            --------      --------    --------     --------    --------    --------
Net investment income (loss)(1)..........................      (0.02)        (0.03)       0.01        (0.04)      (0.05)      (0.08)
Net realized and unrealized gain (loss)
   on investments........................................       0.99         (7.75)      (0.17)        3.22        3.17        4.40
                                                            --------      --------    --------     --------    --------    --------
   Total from investment operations......................       0.97         (7.78)      (0.16)        3.18        3.12        4.32
                                                            --------      --------    --------     --------    --------    --------
Dividends from net investment income.....................         --            --       (0.00)(2)       --          --          --
Distributions from net realized gains....................         --         (0.01)      (1.79)       (2.32)      (3.46)      (2.40)
                                                            --------      --------    --------     --------    --------    --------
   Total dividends and distributions.....................         --         (0.01)      (1.79)       (2.32)      (3.46)      (2.40)
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - END OF PERIOD..........................   $  13.21      $  12.24    $  20.03     $  21.98    $  21.12    $  21.46
                                                            ========      ========    ========     ========    ========    ========
TOTAL RETURN.............................................      7.92%(3)   (38.87)%     (0.76)%       14.98%      14.42%      22.09%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (thousands)....................   $436,573      $385,223    $595,175     $608,417    $370,988    $344,990
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.............      1.02%(4)      0.97%       0.94%        0.96%       0.99%       0.96%
  After expense waiver and/or reimbursement..............      1.00%(4)      0.97%       0.94%        0.96%       0.99%       0.96%
Ratio of net investment income (loss) to
  average net assets:
  Before expense waiver and/or reimbursement.............    (0.35)%(4)    (0.17)%       0.04%      (0.16)%     (0.23)%     (0.38)%
  After expense waiver and/or reimbursement..............    (0.33)%(4)    (0.17)%       0.04%      (0.16)%     (0.23)%     (0.38)%
Portfolio turnover rate(5)...............................        25%           61%         60%          56%         56%         53%

(1)  Net investment income (loss) per share represents net investment income
     (loss) divided by the average shares outstanding throughout the period.

(2)  Less than $(0.005).

(3)  Not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                          LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                           Six Months        Year        Year         Year        Year       Year
                                                             Ended          Ended       Ended        Ended       Ended      Ended
                                                            June 30,      December    December     December    December   December
                                                             2009           31,          31,           31,         31,        31,
                                                          (Unaudited)       2008        2007          2006        2005       2004
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD....................   $  12.02      $  19.72    $  21.73     $  20.95    $  21.36    $  19.51
                                                            --------      --------    --------     --------    --------    --------
Net investment loss(1)...................................      (0.03)        (0.07)      (0.05)       (0.09)      (0.11)      (0.13)
Net realized and unrealized gain (loss)
   on investments........................................       0.97         (7.62)      (0.17)        3.19        3.16        4.38
                                                            --------      --------    --------     --------    --------    --------
   Total from investment operations......................       0.94         (7.69)      (0.22)        3.10        3.05        4.25
                                                            --------      --------    --------     --------    --------    --------
Distributions from net realized gains....................         --         (0.01)      (1.79)       (2.32)      (3.46)      (2.40)
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - END OF PERIOD..........................   $  12.96      $  12.02    $  19.72     $  21.73    $  20.95    $  21.36
                                                            ========      ========    ========     ========    ========    ========
TOTAL RETURN.............................................      7.82%(2)   (39.02)%     (1.06)%       14.72%      14.16%      21.76%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (thousands)....................   $ 28,679      $ 24,925    $ 40,465     $ 20,923    $  8,589    $  7,329
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.............      1.27%(3)      1.22%       1.19%        1.21%       1.24%       1.21%
  After expense waiver and/or reimbursement..............      1.25%(3)      1.22%       1.19%        1.21%       1.24%       1.21%
Ratio of net investment loss to average net assets:
  Before expense waiver and/or reimbursement.............    (0.60)%(3)    (0.42)%     (0.21)%      (0.41)%     (0.48)%     (0.63)%
  After expense waiver and/or reimbursement..............    (0.58)%(3)    (0.42)%     (0.21)%      (0.41)%     (0.48)%     (0.63)%
Portfolio turnover rate(4)...............................        25%           61%         60%          56%         56%         53%

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)  Not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                        LKCM EQUITY FUND
                                                           Six Months       Year        Year         Year        Year       Year
                                                             Ended         Ended       Ended        Ended       Ended      Ended
                                                            June 30,      December    December     December    December   December
                                                             2009           31,          31,           31,         31,        31,
                                                          (Unaudited)       2008        2007          2006        2005       2004
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD....................   $  10.33      $  15.38    $  14.43     $  13.30    $  13.09    $  12.24
                                                            --------      --------    --------     --------    --------    --------
Net investment income ...................................       0.06          0.16        0.16         0.14        0.11        0.11
Net realized and unrealized gain (loss) on investments...       0.50         (5.05)       1.42         1.55        0.52        0.85
                                                            --------      --------    --------     --------    --------    --------
   Total from investment operations......................       0.56         (4.89)       1.58         1.69        0.63        0.96
                                                            --------      --------    --------     --------    --------    --------
Dividends from net investment income.....................         --         (0.16)      (0.16)       (0.14)      (0.12)      (0.11)
Distributions from net realized gains....................         --            --       (0.47)       (0.42)      (0.30)         --
                                                            --------      --------    --------     --------    --------    --------
   Total dividends and distributions.....................         --         (0.16)      (0.63)       (0.56)      (0.42)      (0.11)
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - END OF PERIOD..........................   $  10.89      $  10.33    $  15.38     $  14.43    $  13.30    $  13.09
                                                            ========      ========    ========     ========    ========    ========
TOTAL RETURN.............................................      5.42%(1)   (31.80)%      10.96%       12.65%       4.80%       7.88%

RATIOS AND SUPPLEMENTAL DATA:............................
Net assets, end of period (thousands)....................   $ 39,252      $ 36,677    $ 53,743     $ 50,385    $ 46,510    $ 37,240
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement............      1.19%(2)      1.06%       1.01%        1.06%       1.10%       1.18%
   After expense waiver and/or reimbursement.............      0.80%(2)      0.80%       0.80%        0.80%       0.80%       0.80%
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement............      0.87%(2)      0.85%       0.82%        0.71%       0.60%       0.54%
   After expense waiver and/or reimbursement.............      1.26%(2)      1.11%       1.03%        0.97%       0.90%       0.92%
Portfolio turnover rate..................................        12%           31%         26%          24%         21%         28%

(1)  Not annualized.

(2)  Annualized.

                                                                                        LKCM BALANCED FUND
                                                           Six Months       Year        Year          Year        Year       Year
                                                             Ended         Ended       Ended         Ended       Ended      Ended
                                                            June 30,      December    December     December    December   December
                                                             2009           31,          31,           31,         31,        31,
                                                          (Unaudited)       2008        2007          2006        2005       2004
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD....................   $  10.85      $  13.84    $  13.36     $  12.42    $  11.85    $  11.29
                                                            --------      --------    --------     --------    --------    --------
Net investment income ...................................       0.12          0.26        0.28         0.25        0.21        0.22
Net realized and unrealized gain (loss) on investments...       0.45         (2.96)       0.82         1.13        0.48        0.57
                                                            --------      --------    --------     --------    --------    --------
   Total from investment operations......................       0.57         (2.70)       1.10         1.38        0.69        0.79
                                                            --------      --------    --------     --------    --------    --------
Dividends from net investment income.....................      (0.12)        (0.28)      (0.28)       (0.26)      (0.12)      (0.23)
Distributions from net realized gains....................         --         (0.01)      (0.34)       (0.18)         --          --
                                                            --------      --------    --------     --------    --------    --------
   Total dividends and distributions.....................      (0.12)        (0.29)      (0.62)       (0.44)      (0.12)      (0.23)
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - END OF PERIOD..........................   $  11.30      $  10.85    $  13.84     $  13.36    $  12.42    $  11.85
                                                            ========      ========    ========     ========    ========    ========
TOTAL RETURN.............................................      5.28%(1)   (19.70)%       8.25%       11.22%       5.87%       7.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)....................  $  10,591      $ 10,156   $  12,191    $   9,922   $   9,232   $   8,408
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement............      1.51%(2)      1.38%       1.35%        1.45%       1.47%       1.49%
   After expense waiver and/or reimbursement.............      0.80%(2)      0.80%       0.80%        0.80%       0.80%       0.80%
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement............      1.52%(2)      1.51%       1.51%        1.30%       1.03%       1.20%
   After expense waiver and/or reimbursement.............      2.23%(2)      2.09%       2.06%        1.95%       1.70%       1.89%
Portfolio turnover rate..................................        18%           38%         27%          12%         24%         19%

(1)  Not annualized.

(2)  Annualized.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                      LKCM FIXED INCOME FUND
                                                           Six Months       Year        Year         Year        Year       Year
                                                             Ended         Ended       Ended         Ended      Ended      Ended
                                                            June 30,      December    December     December    December   December
                                                             2009           31,          31,          31,          31,        31,
                                                          (Unaudited)       2008        2007         2006         2005       2004
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD....................   $  10.20      $  10.33    $  10.19     $  10.24    $  10.42    $  10.52
                                                            --------      --------    --------     --------    --------    --------
Net investment income ...................................       0.21          0.43        0.46         0.44        0.36        0.39
Net realized and unrealized gain (loss) on investments...       0.37         (0.13)       0.14        (0.05)      (0.18)      (0.10)
                                                            --------      --------    --------     --------    --------    --------
   Total from investment operations......................       0.58          0.30        0.60         0.39        0.18        0.29
                                                            --------      --------    --------     --------    --------    --------
Dividends from net investment income.....................      (0.21)        (0.43)      (0.46)       (0.44)      (0.36)      (0.39)
                                                            --------      --------    --------     --------    --------    --------
NET ASSET VALUE - END OF PERIOD..........................   $  10.57      $  10.20    $  10.33     $  10.19    $  10.24    $  10.42
                                                            ========      ========    ========     ========    ========    ========
TOTAL RETURN.............................................      5.74%(1)      2.99%       5.96%        3.96%       1.79%       2.77%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)....................   $132,010      $120,674    $113,032     $106,082    $115,599    $ 93,283
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement............      0.76%(2)      0.73%       0.72%        0.74%       0.76%       0.75%
   After expense waiver and/or reimbursement.............      0.65%(2)      0.65%       0.65%        0.65%       0.65%       0.65%
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement............      4.05%(2)      4.15%       4.39%        4.14%       3.56%       3.78%
   After expense waiver and/or reimbursement.............      4.16%(2)      4.23%       4.46%        4.23%       3.67%       3.88%
Portfolio turnover rate..................................        17%           23%         31%          30%         40%         27%

(1)  Not annualized.

(2)  Annualized.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                 LKCM INTERNATIONAL FUND
                                                          Six Months      Year        Year         Year        Year       Year
                                                            Ended        Ended       Ended        Ended       Ended      Ended
                                                           June 30,    December    December      December    December   December
                                                            2009          31,          31,          31,         31,        31,
                                                         (Unaudited)      2008        2007         2006        2005       2004
                                                           --------     --------    --------     --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD...................   $   6.16     $  12.41    $  13.49     $  11.10     $  9.40     $  8.52
                                                           --------     --------    --------     --------    --------    --------
Net investment income ..................................       0.08(1)      0.15(1)     0.14(2)      0.10(1)     0.02(1)     0.04(1)
Net realized and unrealized gain (loss) on investments..       0.33        (6.05)       1.93         2.95        1.91        0.95
                                                           --------     --------    --------     --------    --------    --------
   Total from investment operations.....................       0.41        (5.90)       2.07         3.05        1.93        0.99
                                                           --------     --------    --------     --------    --------    --------
Dividends from net investment income....................         --        (0.11)      (0.26)       (0.16)      (0.23)      (0.11)
Distributions from net realized gains...................         --        (0.24)      (2.89)       (0.50)         --          --
                                                           --------     --------    --------     --------    --------    --------
   Total dividends and distributions....................         --        (0.35)      (3.15)       (0.66)      (0.23)      (0.11)
                                                           --------     --------    --------     --------    --------    --------
NET ASSET VALUE - END OF PERIOD.........................   $   6.57      $  6.16    $  12.41     $  13.49    $  11.10     $  9.40
                                                           ========     ========    ========     ========    ========    ========
TOTAL RETURN............................................      6.66%(3)  (47.55)%      15.20%       27.51%      20.49%      11.59%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (thousands)...................   $ 36,490     $ 37,231    $129,232     $136,295    $ 81,900    $ 42,104
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement...........      2.05%(4)     1.42%       1.31%        1.34%       1.99%       1.67%
   After expense waiver and/or reimbursement............      1.20%(4)     1.20%       1.20%        1.20%       1.20%       1.20%
Ratio of net investment income (loss) to
  average net assets:
   Before expense waiver and/or reimbursement...........      2.05%(4)     1.29%       0.61%        0.62%     (0.57)%       0.01%
   After expense waiver and/or reimbursement............      2.90%(4)     1.51%       0.72%        0.76%       0.22%       0.48%
Portfolio turnover rate.................................        74%         181%        153%         141%         56%(5)     N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3)  Not annualized.

(4)  Annualized.

(5) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.

   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the initial time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the "Adviser") believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities. The International Fund currently uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Trustees. At June 30, 2009, the securities in the International Fund were adjusted using factors provided by the fair value vendor.

     Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated. If such events occur, foreign securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.
     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2009:

     LKCM SMALL CAP EQUITY FUND                                                                      OTHER
                                                                                                 FINANCIAL
                                                                                              INSTRUMENTS*
     DESCRIPTION                        LEVEL 1        LEVEL 2        LEVEL 3         TOTAL        LEVEL 2
----------------------------------------------------------------------------------------------------------
     Common Stocks                 $446,606,897            $ --            $ --  $446,606,897         $ --
     Money Market Funds              19,711,859              --              --    19,711,859           --
                              ----------------------------------------------------------------------------
     Total Investments**           $466,318,756            $ --            $ --  $466,318,756         $ --
                              ============================================================================

     LKCM EQUITY FUND                                                                                OTHER
                                                                                                 FINANCIAL
                                                                                              INSTRUMENTS*
     DESCRIPTION                        LEVEL 1        LEVEL 2        LEVEL 3         TOTAL        LEVEL 2
----------------------------------------------------------------------------------------------------------
     Common Stocks                  $38,214,704            $ --            $ --   $38,214,704         $ --
     Money Market Funds               1,045,347              --              --     1,045,347           --
                              ----------------------------------------------------------------------------
     Total Investments**            $39,260,051            $ --            $ --   $39,260,051         $ --
                              ============================================================================

     LKCM BALANCED FUND                                                                              OTHER
                                                                                                 FINANCIAL
                                                                                              INSTRUMENTS*
     DESCRIPTION                        LEVEL 1        LEVEL 2        LEVEL 3         TOTAL        LEVEL 2
----------------------------------------------------------------------------------------------------------
     Common Stocks                   $7,384,163     $        --            $ --   $ 7,384,163         $ --
     Corporate Bonds                         --       3,000,674              --     3,000,674           --
     U.S. Government &
       Agency Issues                         --         108,581              --       108,581           --
     Money Market Funds                  41,946              --              --        41,946           --
                              ----------------------------------------------------------------------------
     Total Investments**             $7,426,109     $3,109,255             $ --   $10,535,364         $ --
                              ============================================================================

     LKCM FIXED INCOME FUND                                                                          OTHER
                                                                                                 FINANCIAL
                                                                                              INSTRUMENTS*
     DESCRIPTION                        LEVEL 1        LEVEL 2        LEVEL 3         TOTAL        LEVEL 2
----------------------------------------------------------------------------------------------------------
     Preferred Stock                  $ 647,200    $         --            $ --  $    647,200         $ --
     Corporate Bonds                         --     115,772,414              --   115,772,414           --
     U.S. Government &
        Agency Issues                        --       8,270,282              --     8,270,282           --
     Money Market Funds                 785,802              --              --       785,802           --
                              ----------------------------------------------------------------------------
     Total Investments**             $1,433,002    $124,042,696             $ -- $125,475,698         $ --
                              ============================================================================

     LKCM INTERNATIONAL FUND                                                                         OTHER
                                                                                                 FINANCIAL
                                                                                              INSTRUMENTS*
     DESCRIPTION                        LEVEL 1        LEVEL 2        LEVEL 3         TOTAL        LEVEL 2
----------------------------------------------------------------------------------------------------------
     Common Stocks                     $     --    $33,330,153            $ --   $33,330,153      $     --
     Preferred Stocks                        --      1,139,209              --     1,139,209            --
     Corporate Bonds                         --        340,185              --       340,185            --
     Money Market Funds                 130,402             --              --       130,402            --
     Forward Currency
       Exchange Contracts                    --             --              --            --       (38,547)
                              ----------------------------------------------------------------------------
     Total Investments**               $130,402    $34,809,547            $ --   $34,939,949      $(38,547)
                              ============================================================================

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

     ** Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Other than the International Fund, SFAS 161 does not have any impact on the Funds financial disclosures because those Funds have not maintained any positions in derivative instruments or engaged in hedging activities. Additional information regarding derivative instruments and hedging activities of the International Fund is disclosed in the Schedule of Investments. Refer to Note A.6 to understand how and why the International Fund uses derivatives.

     In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through August 28, 2009, the date the financial statements were available to be issued.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balancedf and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At June 30, 2009, substantially all of the LKCM International Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

     6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

     When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of changes in currency exchange rates. As of June 30, 2009, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

     7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

     8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2009, the Adviser and/or Sub-Adviser waived the following expenses:

                             LKCM                LKCM        LKCM        LKCM         LKCM
                           SMALL CAP            EQUITY     BALANCED     FIXED     INTERNATIONAL
                          EQUITY FUND            FUND        FUND     INCOME FUND     FUND
Annual Advisory Rate        0.75%                0.70%       0.65%       0.50%        1.00%(1)(2)
Annual Cap on Expenses      1.00% (Inst.)        0.80%       0.80%       0.65%        1.20%
                            1.25% (Adviser)

Expenses Waived in 2009    $44,331              $68,726     $35,520     $65,935     $141,269

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the six months ended June 30, 2009, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $30,874.

C. FUND SHARES: At June 30, 2009, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------  -------------                     ----------   -------------
Shares sold                                     5,042,851  $  61,199,800                       9,538,637  $ 157,658,974
Shares issued to shareholders in
  reinvestment of distributions                        --             --                          11,733        139,109
Shares redeemed                                (3,456,997)   (40,811,996)                     (7,801,928)  (120,957,869)
Redemption fee                                                     1,526                                          6,698
                                               ----------  -------------                      ----------  -------------
Net increase                                    1,585,854  $  20,389,330                       1,748,442  $  36,846,912
                                                           =============                                  =============
SHARES OUTSTANDING:

Beginning of period                            31,460,208                                     29,711,766
                                               ----------                                     ----------
End of period                                  33,046,062                                     31,460,208
                                               ==========                                     ==========

SMALL CAP EQUITY FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                     ADVISER CLASS                                  ADVISER CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------  -------------                     ----------    ------------
Shares sold                                       287,391  $   3,289,865                         515,246   $  8,088,332
Shares issued to shareholders in
  reinvestment of distributions                        --             --                             901         10,498
Shares redeemed                                  (146,906)    (1,678,426)                       (495,120)    (8,383,190)
                                               ----------  -------------                      ----------   ------------
Net increase (decrease)                           140,485  $   1,611,439                          21,027   $   (284,360)
                                                           =============                                   ============
SHARES OUTSTANDING:

Beginning of period                             2,072,813                                      2,051,786
                                               ----------                                     ----------
End of period                                   2,213,299                                      2,072,813
                                               ==========                                     ==========
Total Net Increase                                         $  22,000,769                                   $ 36,562,552
                                                           =============                                   ============

EQUITY FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------  -------------                      ----------   ------------
Shares sold                                       263,968  $   2,695,428                         694,658   $  9,532,289
Shares issued to shareholders in
  reinvestment of distributions                        --             --                          52,417        533,605
Shares redeemed                                  (209,493)    (2,011,922)                       (693,111)    (9,305,031)
Redemption fee                                                        --                                             45
                                               ----------  -------------                      ----------   ------------
Net increase                                       54,475  $     683,506                          53,964   $    760,908
                                                           =============                                   ============
SHARES OUTSTANDING:

Beginning of period                             3,549,118                                      3,495,154
                                               ----------                                     ----------
End of period                                   3,603,593                                      3,549,118
                                               ==========                                     ==========

BALANCED FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------  -------------                      ----------   ------------
Shares sold                                        29,338  $     311,758                         104,047   $  1,345,328
Shares issued to shareholders in
  reinvestment of distributions                    10,020        108,548                          22,442        267,613
Shares redeemed                                   (38,127)      (403,116)                        (71,632)      (843,585)
Redemption fee                                                        --                                             98
                                               ----------  -------------                      ----------   ------------
Net increase                                        1,231  $      17,190                          54,857   $    769,454
                                                           =============                                   ============
SHARES OUTSTANDING:

Beginning of period                               935,821                                        880,964
                                               ----------                                     ----------
End of period                                     937,052                                        935,821
                                               ==========                                     ==========

FIXED INCOME FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------  -------------                      ----------   ------------
Shares sold                                     1,076,566  $  11,267,187                       1,831,342   $ 18,874,423
Shares issued to shareholders in
  reinvestment of distributions                   209,191      2,188,401                         439,718      4,497,769
Shares redeemed                                  (630,653)    (6,578,696)                     (1,385,196)   (14,128,320)
Redemption fee                                                        60                                          1,001
                                               ----------  -------------                      ----------   ------------
Net increase                                      655,104  $   6,876,952                         885,864   $  9,244,873
                                                           =============                                   ============
SHARES OUTSTANDING:

Beginning of period                            11,830,367                                     10,944,503
                                               ----------                                     ----------
End of period                                  12,485,471                                     11,830,367
                                               ==========                                     ==========

INTERNATIONAL FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------  -------------                      ----------   ------------
Shares sold                                       102,694  $     666,093                       1,716,665   $ 19,225,885
Shares issued to shareholders in
  reinvestment of distributions                        --             --                         308,796      1,889,829
Shares redeemed                                  (586,213)    (3,182,703)                     (6,402,415)   (55,443,218)
Redemption fee                                                        --                                             69
                                               ----------  -------------                      ----------   ------------
Net decrease                                     (483,519) $  (2,516,610)                     (4,376,954)  $(34,327,435)
                                                           =============                                   ============
SHARES OUTSTANDING:

Beginning of period                             6,040,127                                     10,417,081
                                               ----------                                     ----------
End of period                                   5,556,608                                      6,040,127
                                               ==========                                     ==========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2009 were as follows:

                                                        PURCHASES                                       SALES
                                                   U.S.                                          U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               ----------      --------                       -----------    ------------
LKCM Small Cap Equity Fund                     $       --    $104,974,135                     $        --    $100,297,052
LKCM Equity Fund                                       --       4,061,345                              --       4,138,629
LKCM Balanced Fund                                     --       2,042,644                         101,187       1,631,580
LKCM Fixed Income Fund                          1,235,710      21,816,432                      12,608,662       8,533,270
LKCM International Fund                                --      23,818,975                              --      30,107,765

E. TAX INFORMATION: At December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

                                    LKCM                 LKCM                LKCM                 LKCM                LKCM
                                 SMALL CAP              EQUITY             BALANCED             FIXED             INTERNATIONAL
                                 EQUITY FUND             FUND                FUND             INCOME FUND             FUND
                                -------------         -----------         -----------        ------------         ------------
Cost of Investments             $ 525,985,529         $37,706,616         $10,059,166        $119,221,165         $ 61,557,665
                                =============         ===========         ===========        ============         ============
Gross Unrealized Appreciation   $  23,479,730         $ 5,117,761         $   951,010        $  3,217,826         $  2,254,086
Gross Unrealized Depreciation    (138,537,345)         (6,038,318)           (937,510)         (3,388,814)         (25,201,679)
                                -------------         -----------         -----------        ------------         ------------
Net Unrealized Appreciation
  (Depreciation)                $(115,057,615)        $  (920,557)        $    13,500        $   (170,988)        $(22,947,593)
                                =============         ===========         ===========        ============         ============
Undistributed Ordinary Income              --                  --                  --               4,826            2,454,865
Undistributed Long-Term
  Capital Gain                             --                  --                  --                  --                   --
                                -------------         -----------         -----------        ------------         ------------
Total Distributable Earnings    $          --         $        --         $        --        $      4,826         $  2,454,865
                                =============         ===========         ===========        ============         ============
Other Accumulated Losses        $ (79,609,456)        $(1,475,065)        $  (681,191)       $ (1,340,184)        $(25,647,996)
                                -------------         -----------         -----------        ------------         ------------
Total Accumulated Losses        $(194,667,071)        $(2,395,622)        $  (667,691)       $ (1,506,346)        $(46,140,724)
                                =============         ===========         ===========        ============         ============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, CPDI adjustments and market discounts.

At December 31, 2008, the accumulated capital loss carryforwards were as follows:

                                 LKCM                 LKCM                LKCM                LKCM                 LKCM
                              SMALL CAP              EQUITY             BALANCED             FIXED             INTERNATIONAL
                              EQUITY FUND             FUND                FUND             INCOME FUND             FUND
                             ------------         -----------          -----------        ------------         ------------
Expiring in 2010             $         --         $        --          $        --        $    191,023         $         --
Expiring in 2013                       --                  --                   --              38,877                   --
Expiring in 2014                       --                  --                   --             338,541                   --
Expiring in 2015                       --                  --                   --              91,164                   --
Expiring in 2016               41,887,773             688,311              243,935             680,579           14,977,524
                             ------------         -----------          -----------        ------------         ------------
Total capital loss
   carryforwards             $ 41,887,773         $   688,311          $   243,935        $  1,340,184         $ 14,977,524
                             ============         ===========          ===========        ============         ============

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At December 31, 2008, the following Funds deferred, on a tax basis, post-October losses of:

                                 LKCM             LKCM             LKCM               LKCM
                               SMALL CAP         EQUITY          BALANCED         INTERNATIONAL
                              EQUITY FUND         FUND             FUND               FUND
                              --------------------------------------------------------------------
                              $37,721,683       $786,754         $437,256         $10,693,251

The tax components of dividends paid during the six months ended June 30, 2009 were as follows:

                                         ORDINARY                  LONG-TERM
                                          INCOME                 CAPITAL GAINS
                                        ----------               -------------
LKCM Small Cap Equity Fund              $       --                        $ --
LKCM Equity Fund                                --                          --
LKCM Balanced Fund                         109,732                          --
LKCM Fixed Income Fund                   2,522,242                          --
LKCM International Fund                         --                          --

The tax components of dividends paid during the year ended December 31, 2008 were as follows:

                                         ORDINARY                  LONG-TERM
                                          INCOME                 CAPITAL GAINS
                                        ----------               -------------
LKCM Small Cap Equity Fund              $       --                  $  173,703
LKCM Equity Fund                           548,026                          --
LKCM Balanced Fund                         262,870                       7,589
LKCM Fixed Income Fund                   5,133,732                          --
LKCM International Fund                    661,588                   1,327,560

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds' assertion that its income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in 2007. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2007 or 2008. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in 2007 or 2008. At June 30, 2009, the tax years 2005 through 2008 remain open to examination in the Funds' major tax jurisdictions.

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2009

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                  Equity                            100.00%
                  Balanced                           57.80%
                  Fixed Income                        1.18%
                  International                      35.95%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                  Equity                            100.00%
                  Balanced                           55.34%
                  Fixed Income                        1.20%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                  Equity                              6.21%
                  Balanced                           51.91%
                  Fixed Income                       98.98%
                  International                       0.64%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)( C ).

                  International                       7.18%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

                  RENEWAL OF INVESTMENT ADVISORY AGREEMENTS AND
                SUBADVISORY AGREEMENT WITH RESPECT TO LKCM FUNDS

INTRODUCTION. At a meeting held on February 24, 2009, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement between Luther King Capital Management Corporation ("LKCM") and LKCM Funds (the "Trust"), on behalf of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (each, a "Fund" and collectively, the "Funds"). In addition, the Board approved the renewal of the Subadvisory Agreement between LKCM and TT International on behalf of the LKCM International Fund. The Investment Advisory Agreement and Subadvisory Agreement are referred to collectively as the "Agreements."

In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund (and adviser) as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of Fund assets on the advisory fee and, in the case of the International Fund, the subadvisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreements, the Board considered a broad range of information provided by LKCM and TT International, including but not limited to, reports relating to each Fund's performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreements. The Board also meets each quarter to review various aspects of the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund and TT International with respect to the International Fund under the Agreements. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a majority of the assets in the Funds. The Board noted LKCM's representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Funds, or impair its ability to meet its expense reimbursement obligations to the Funds. The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund. LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals. The Board determined that the portfolio managers at LKCM and TT International are well-qualified by education, training and experience to manage the Funds in an efficient and professional manner.

In addition, the Board considered LKCM's best execution practices. The Board also noted LKCM's representation that, while its policy permits the use of third-party soft dollar arrangements for client transactions, LKCM currently does not participate in any third-party soft dollar trades on behalf of the Funds.

The Board recognized that TT International focuses entirely on investment management and has substantial experience managing international assets. In this regard, the Board noted that TT International has international accounts with approximately $14 billion under management.

PERFORMANCE OF THE LKCM FUNDS. The Board considered the performance of each Fund compared to a benchmark index ("Benchmark") and/or peer group funds compiled by Lipper, Inc. ("Lipper Index") for various time periods ended December 31, 2008. The Board noted the challenging nature of the markets for the calendar year 2008.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any other Class and has the longest performance history. The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark and the Lipper Index for the five-year and since inception periods, but underperformed its Benchmark and the Lipper Index for the one-year and three-year periods. The Board noted LKCM's explanation that stock selection as well as allocation decisions in the Financials sector relative to its Benchmark detracted from the Fund's performance during the one-year and three-year periods.

The Board noted that the Equity Fund outperformed its Benchmark and the Lipper Index for the one-year, three-year, five-year and since inception periods.

The Board noted that the Balanced Fund outperformed its Benchmark and the Lipper Index for the one-year, three-year, five-year and since inception periods.

The Board noted that the Fixed Income Fund outperformed the Lipper Index for the one-year, three-year, five-year and since inception periods, but underperformed its Benchmark for the one-year, three-year, five-year and since inception periods. The Board noted LKCM's explanation that the overweight positions in corporate debt relative to its Benchmark detracted from the Fund's performance.

The Board noted that the International Fund underperformed its Benchmark and the Lipper Index for the one-year, three-year, five-year and since inception periods. The Board noted TT's explanation that stock selection in the Materials, Energy and Industrial sectors and allocation decisions in the Financials sector relative to its Benchmark detracted from the Fund's performance.

FEES AND EXPENSES. The Board considered the advisory fee rates of each Fund, the subadvisory fee rate applicable to the International Fund and the total expense ratios of each Fund relative to similar funds and LKCM's other clients. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Fund's 2009 fiscal year. The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Fund to a category of similar funds compiled by Lipper, Inc. ("Lipper Category"). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses. The Board considered that, although the Funds' contractual advisory fee rates are higher than those of their peers, the expense cap arrangements cause the Funds' overall total expense ratios to be lower than those of their peers.

In this regard, the Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the second quartile of the Lipper Category and the total expense ratio for the Fund's Institutional Class was in the second quartile. The contractual advisory fee rate was lower than the average of the Lipper Category and the total expense ratio for the Institutional Class was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Equity Fund were in the third and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was significantly lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Balanced Fund were in the third quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was significantly lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Fixed Income Fund were in the third quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the International Fund were in the fourth quartile and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board considered the advisory fee rates charged by LKCM to other mutual funds it manages and LKCM's other separately managed accounts. The Board noted that the fee rates for the Funds are generally comparable to those of the separately managed accounts but that the other accounts have additional breakpoints as assets in those accounts increase. In addition, the Board considered that there are additional expenses incurred by LKCM in managing certain other mutual funds due to their socially responsible investing mandate. The Board noted LKCM's representation that the subadvisory fee rates it charges these other funds are slightly lower than the advisory fee rates charged to the LKCM Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

With respect to the subadvisory fee rate paid to TT International, the Board considered TT International's representation that some clients have a lower fee rate due to their having established their relationships with TT International prior to LKCM. The Board also noted that TT International has waived and intends to continue to waive voluntarily its fees in order to maintain an expense cap for the International Fund.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Funds and the profitability of LKCM. The Board noted LKCM's representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis. In this regard, the Board noted that LKCM made a profit on each Fund except the Balanced and Fixed Income Funds. The Board did not consider the profitability of TT International because it does not publish that data. However, the Board noted TT International's representation that it has reported a profit in each financial year since its inception.

With respect to economies of scale, the Board considered that net subscriptions in each Fund, except the International Fund, increased during the last calendar year. In this connection, LKCM indicated that assets are expected to grow given the Funds performance and competitive expense structure. The Board noted that, based on the relatively low total expense ratios of the Funds (after waivers), LKCM believes Fund shareholders currently enjoy substantial economies of scale, which may increase if assets grow.

Regarding TT International, the Board noted that the fee rate structure of TT International includes breakpoints based on asset levels. In addition, the Board noted that TT International represented that the Fund may experience lower execution costs due to being part of a larger pool of assets.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM and/or TT International, as applicable; (2) each Fund's performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; (4) TT International's fee rate was reasonable in the context of all the factors considered by the Board; and (5) the current advisory fee rate structure provides Fund shareholders with reasonable benefits associated with economies of scale. In light of these conclusions, the Board determined, in its business judgment, to renew the Agreements.

                       This page intenionally left blank.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701

--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA     Richard Lenart
   Trustee,                     Secretary & Treasurer
   President

   Paul W. Greenwell            Jacob D. Smith
   Vice President               Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------


U.S. Bancorp Fund Services, LLC                              -------------------
P.O. Box 701                                                      PRESORTED
Milwaukee, WI 53201-0701                                          STANDARD
                                                                US POSTAGE PAID
                                                                 PERMIT #3602
                                                               BERWYN, IL 60402
                                                             -------------------

--------------------------------------------------------------------------------

                               LKCM AQUINAS FUNDS

--------------------------------------------------------------------------------


                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND


                               Semi-Annual Report
                                  June 30, 2009

DEAR FELLOW SHAREHOLDERS:

We report the following performance information for the LKCM Aquinas Funds:

                                                                                                                              AVG.
                                                                                                SIX MONTH    ONE YEAR       ANNUAL
                                                                                                  TOTAL        TOTAL         TOTAL
                                                                                                 RETURN       RETURN        RETURN
                                          INCEPTION     NAV @    NET EXPENSE    GROSS EXPENSE     ENDED        ENDED         SINCE
FUNDS                                       DATES      6/30/09    RATIO*,**        RATIO**       6/30/09      6/30/09     INCEPT.***
------------------------------------------------------------------------------------------------------------------------------------
LKCM Aquinas Value Fund                    7/11/05       $8.79       1.50%          1.59%         7.85%      (25.34)%      (3.36)%
   Russell 1000 Value Index1                                                                     (2.87)%     (29.03)%      (6.22)%

LKCM Aquinas Growth Fund                   7/11/05      $11.61       1.50%          1.57%         5.93%      (26.41)%      (4.91)%
   Russell 1000 Growth Index2                                                                    11.53%      (24.50)%      (3.21)%

LKCM Aquinas Small Cap Fund                7/11/05       $4.32       1.50%          2.92%         7.20%      (26.19)%      (5.91)%
   Russell 2000 Index3                                                                            2.64%      (25.01)%      (5.17)%

LKCM Aquinas Fixed Income Fund             7/11/05       $9.96       0.80%          1.98%         5.78%        6.47%        4.21%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4                                                                  1.62%        5.27%        4.67%

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2008, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

*** On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

1 The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $732 million.

4 The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

     Note: These indices defined above are not available for direct investment.


CATHOLIC VALUES INVESTING

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop's Socially Responsible Investing Guidelines. The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over a reasonable period of time. We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.

We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines, including abortion, pornography, contraceptives, embryonic stem cell research, weapons of mass destruction, environmental responsibility, and fair employment practices. If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company's policies through proactive dialogue and other efforts. During the first half of 2009, we corresponded with companies on various issues contemplated by the USCCB guidelines, including pornography, potential child labor law violations, and potential ties to state sponsors of terrorism.

ECONOMIC OUTLOOK

The equity market rebounded during the second quarter of 2009, bolstered by rising conviction that the financial crisis showed signs of abating and the economic recovery is beginning to emerge. The equity market, as measured by the S&P 500 Index, increased 15.93% during the second quarter of 2009 and 3.16% for the six months ended June 30, 2009. Indeed we have seen multiple "green shoots" within the economy as financial conditions have become less restrictive and inventory liquidation and job losses have become less intense. The quarter-over-quarter change in gross domestic product (GDP) for the first quarter of 2009 was revised to negative 5.5%, better than the original report of negative 6.1%. We believe the economy likely continued to contract during the second quarter of 2009, however the pace of GDP contraction likely slowed.

Housing has received short-term support from the government's new homebuyer credit and improved affordability. Less restrictive credit conditions, the government's novel "cash for clunkers" program and inventory restocking should provide a boost to auto sales and production. Consumer confidence has rebounded significantly from the lows. However, a recent increase in mortgage rates and energy prices may delay further improvement in consumer sentiment. Additionally, weak corporate spending on capital goods and belt tightening by local and state governments will likely continue to restrain economic growth.

Although we are encouraged by the recovery in the equity markets and relative improvement in economic data, we believe the trail back to prosperity from the greatest economic challenge since the Great Depression will not be straight and narrow, nor short. We naturally expect both the economy and the equity market to have moments of doubt as the economic recovery takes shape.

Many of the fiscal policies undertaken in the first quarter of 2009 were aimed at avoiding deflation. As evidenced by the minutes from the Federal Reserve's June meeting, the Fed remains extremely accommodative on the policy front. With pockets of firmer economic data emerging, focus has begun to return to inflation. There are currently two opposing views of inflation. One camp believes higher inflation is both near and unavoidable, while the other camp continues to fear deflation.

Too much money chasing too few goods will, over time, drive up inflation. Cyclically, the unprecedented monetary easing is acting to boost inflation expectations, though evidence of inflation remains tame, as measured by the core Consumer Price Index (CPI). It is our view that slack in the economy will likely continue to act as a near-term brake on inflation.

One measure of slack in the economy is the output gap, which is the difference between the actual economic output, as measured by real GDP, and the potential level of economic output. The potential output is a measure of maximum sustainable output, or the level of real GDP growth consistent with a stable inflation rate. If actual output rises above the potential level, capacity constraints and inflationary forces build. If output falls below the level of potential, then resources lay idle and inflationary forces abate.

While excess slack remains in the economy, we believe that inflation forces are unlikely to build. Therefore, while the current aggressive global monetary stimulus is reflationary, the persistent slack in the global economy should keep core inflation low over the coming months.

In addition to inflation, the health of the consumer continues to be central to the shape and timing of an economic recovery. As the consumer reduces spending, boosts savings and generally deleverages, some investors believe the economy and market will lack the necessary consumer impetus to reignite growth. While the deleveraging period is likely to remain with us over a period of years, this circumstance does not preclude economic growth.

History tells us there are generally two phases to consumer deleveraging. In the first phase, consumers typically increase their savings rate when confronted with uncertainty as they are currently doing. This increased savings comes on top of generally shrinking income. During this phase the economy contracts. After a period of time, a new savings rate typically emerges as the new norm. At this point, consumers typically enter phase two, during which spending growth once again turns positive and is held roughly inline with income growth, thus maintaining the higher savings rate. Over a multiple year period, the excess savings is gradually used to reduce the consumer's debt burden. Although the economic growth trajectory is less than optimal, there is, nevertheless, an economic recovery driven by consumer spending. While we believe that we are presently in the first phase of this process, we are beginning to see some positive signs such as higher measures of consumer confidence.

The slight dip in consumer confidence in June is likely due in part to the result of the surge in gasoline prices. The current level of consumer confidence is consistent with a rebound in consumption from approximately -2% to between 0.5% and 1.0% per annum. The typical pattern would be for consumer confidence to display signs of improvement which in turn, translates into higher spending. Consumer spending typically fuels corporate profits and generates increased personal income which typically ignites an inventory restocking phase. A positive feedback loop of higher consumer confidence and spending typically pushes firms to hire employees after a slight lag.

We remain positive in the direction of consumer recovery and believe in the strength of consumer confidence as a catalyst for the recovery cycle. However, in an environment where consumers can no longer supplement incomes with loose credit and mortgage equity extraction, we believe the trajectory of the recovery may be lower than recent history would suggest.

While the level of consumer spending is difficult to forecast over the next twelve months, we believe federal government spending is not. One factor that has the potential to significantly influence future economic growth is the sizable increase in the federal deficit. In fact, yields on long term Treasury debt rose sharply during the final weeks of the second quarter of 2009, reflecting investor concern that debt-fueled government spending could push up inflation. While we believe near-term inflation is not likely, the growth of the federal deficit has the potential to have longer-term, structural influences on real rates.

As a general rule, it is imperative that public debt servicing costs remain below the level of nominal economic growth. As U.S. public debt approaches the 100% of GDP level, debt servicing costs could approach as much as $600 billion, or 4% of GDP, by 2012. The national debt burden remains an important signpost for us, as the typical remedy to escape over burdensome debt is to slash spending and raise taxes, which equates to lowering the national standard of living. This scenario would present a challenging backdrop for the capital markets.

The 11% decline in the S&P 500 Index during the first quarter of 2009 reflected investor angst over a small, but real, probability of a dire economic outcome. As investors witnessed small improvements in economic data during the second quarter of 2009, the probability of the worst of economic outcomes retreated and equities rose, reclaiming the first quarter loss. We believe the market will remain data dependent in the near term as investors react to data points that either confirm or refute the economic recovery. Over a reasonable time horizon though, it is our belief that we will witness a classic economic recovery, led by the consumer.

We expect an earnings recovery to accompany improvement in the economy. The current return on equity (ROE) for the S&P 500 Index is 3.8%. Although corporate profit margins are not as far below their long-term mean as market ROE, we believe there is considerable cyclical upside to higher corporate profits once sales rebound. We expect to begin seeing signs of a rebound in corporate earnings over the next two quarters, and we believe this is an important factor in the equity markets moving higher.

It is important to acknowledge, however, that the lingering economic slack makes pricing power elusive for firms. Furthermore, corporate tax rates will likely move higher in the future. Investor concern over the economic recovery is evident in the build-up of cash. Money market funds and equity mutual funds have $3.7 trillion in cash, equal to 32% of equity market cap, which compares with an average of 13% for the period 1992 through 2007.

In conclusion, we expect the positive signs of economic improvement such as the rebound in the Leading Economic Indicators data series, Institute for Supply Management New Orders Index and the National Association of Purchasing Managers Index to continue emerging. It is important to acknowledge that the improvement in many economic data series comes from a very depressed level and a rebound was to be expected if the economy were to simply stabilize, as we believe to be the case.

Significant challenges remaining on the horizon include growing public sector debt, strengthened regulation and the eventual shift away from extremely accommodative fiscal and monetary policies. While the economic recovery remains tenuous, we nevertheless believe there is potential for the market to move higher as valuations appear to remain reasonable and excess liquidity is still finding its way back into risk assets and in turn raising the conviction in economic recovery.

LKCM AQUINAS SMALL CAP FUND

The LKCM Aquinas Small Cap Fund outperformed the Russell 2000 Index during the six months ended June 30, 2009. Sector allocation decisions for the Fund were positive as we were overweight the Technology, Energy and Consumer Discretionary sectors and underweight the Financials and Utilities sectors. Our focus on higher quality companies resulted in our stock selection lagging the benchmark, on a relative basis, in most sectors but it was particularly weak in the Consumer Discretionary sector. We continue to have the Fund tilted to slightly larger companies, ones that we believe have strong internal growth prospects, and in areas that we believe will benefit from an economic recovery.


                                              TOTAL RETURN SIX MONTHS ENDED
                                                      JUNE 30, 2009

          LKCM Aquinas Small Cap Fund                         7.20%
          Russell 2000 Index                                  2.64%

LKCM AQUINAS GROWTH FUND
During the first half of 2009, the LKCM Aquinas Growth Fund trailed the performance of its benchmark, the Russell 1000 Growth Index. Stock selection within the Consumer Staples and Healthcare sectors was beneficial to performance. The decision to overweight the Healthcare sector and underweight the Information Technology sector detracted from the Fund's performance. Stock selection within the Consumer Discretionary sector detracted from the Fund's performance.

                                              TOTAL RETURN SIX MONTHS ENDED
                                                      JUNE 30, 2009
                                                      -------------
          LKCM Aquinas Growth Fund                            5.93%
          Russell 1000 Growth Index                          11.53%

LKCM AQUINAS VALUE FUND

The LKCM Aquinas Value Fund significantly outperformed its benchmark, the Russell 1000 Value Index, during the first six months of 2009. The Fund particularly benefitted from stock selection in the Energy sector during the first half of 2009. Stock selection in the Industrials, Consumer Discretionary and Information Technology sectors also benefitted performance. The decision to overweight the Information Technology sector also contributed positively to the Fund's performance. Stock selection in the Financials sector detracted from the Fund's performance.

                                              TOTAL RETURN SIX MONTHS ENDED
                                                      JUNE 30, 2009
                                                      -------------
          LKCM Aquinas Value Fund                             7.85%
          Russell 1000 Value Index                           -2.87%

LKCM AQUINAS FIXED INCOME FUND

The LKCM Aquinas Fixed Income Fund is managed to provide current income. The Fund predominantly invests in a portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our strategy focus in managing the Fund is primarily to select corporate bonds that we believe have strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt. During the six months ended June 30, 2009, the total return for the Fund was 5.78% versus 1.62% for the Barclays Capital U.S. Intermediate Government/Credit Bond Index. As of June 30, 2009, the total net assets in the Fund were $11.2 million. This represented an asset mix of 81.4% invested in corporate bonds, 10.9% in U.S. Treasury and government-agency debt, 3.4% in taxable municipal bonds, 1.0% in preferred stock, and 3.3% in cash reserves, net of liabilities.

At June 30, 2009, the Fund had an effective duration of 3.5 years and a weighted average Standard & Poor's quality rating of single A. The Fund's shorter duration relative to the 3.9 year duration for the benchmark was additive to performance as yields in the intermediate sector of the credit curve declined substantially more than those on longer dated issues. The Fund's overweight in credit (i.e., corporate bonds) relative to government debt was the primary contributor to performance as credit spreads tightened dramatically during the second quarter of 2009. U.S. government debt underperformed on a relative basis on the reversal of the flight-to-quality trade, massive new issuance and concern over continued willingness of foreign central banks to finance the growing U.S. budget deficit. The Fund's overweight position in the Industrials sector contributed to performance as each subsector within the Industrials sector outperformed the overall index.

                                              TOTAL RETURN SIX MONTHS ENDED
                                                      JUNE 30, 2009
                                                      -------------
          LKCM Aquinas Fixed Income Fund                      5.78%
          Barclays Capital U.S. Intermediate
            Government/Credit Bond Index                      1.62%



/s/ J. Luther King

J. Luther King, Jr., CFA
July 15, 2009

Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-17 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

THE LKCM AQUINAS SMALL CAP FUND INVESTS IN SMALLER COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

The Price to Book (P/B) Ratio is calculated by dividing the current price of the stock by the company's book value per share. Return on Equity (ROE) is a measure of a corporations profitability. Represents average return on equity of the securities in the portfolio, not the actual return on equity of the portfolio. The S&P Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. An investment cannot be made directly in an index.



The Fund's investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-423-6369. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 8/09.

         LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- JUNE 30, 2009 (UNAUDITED)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09-6/30/09).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

     The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                   LKCM AQUINAS VALUE FUND
                                          --------------------------------------------
                                                                          EXPENSES
                                                                             PAID
                                            BEGINNING       ENDING      DURING PERIOD*
                                          ACCOUNT VALUE  ACCOUNT VALUE     1/1/09-
                                             1/1/09         6/30/09        6/30/09
--------------------------------------------------------------------------------------
Actual ...................................  $1,000.00      $1,078.50       $7.73
Hypothetical (5% return before expense) ..  $1,000.00      $1,017.36       $7.50

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                    LKCM AQUINAS GROWTH FUND
                                          --------------------------------------------
                                                                          EXPENSES
                                                                             PAID
                                            BEGINNING       ENDING      DURING PERIOD*
                                          ACCOUNT VALUE  ACCOUNT VALUE     1/1/09-
                                             1/1/09         6/30/09        6/30/09
--------------------------------------------------------------------------------------
Actual ...................................  $1,000.00      $1,059.30       $7.66
Hypothetical (5% return before expense) ..  $1,000.00      $1,017.36       $7.50

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                  LKCM AQUINAS SMALL CAP FUND
                                          --------------------------------------------
                                                                          EXPENSES
                                                                             PAID
                                            BEGINNING       ENDING      DURING PERIOD*
                                          ACCOUNT VALUE  ACCOUNT VALUE     1/1/09-
                                             1/1/09         6/30/09        6/30/09
--------------------------------------------------------------------------------------
Actual ...................................  $1,000.00      $1,072.00       $7.71
Hypothetical (5% return before expense) ..  $1,000.00      $1,017.36       $7.50

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                 LKCM AQUINAS FIXED INCOME FUND
                                          --------------------------------------------
                                                                          EXPENSES
                                                                             PAID
                                            BEGINNING       ENDING      DURING PERIOD*
                                          ACCOUNT VALUE  ACCOUNT VALUE     1/1/09-
                                             1/1/09         6/30/09        6/30/09
--------------------------------------------------------------------------------------
Actual ...................................  $1,000.00       $1,057.80       $4.08
Hypothetical (5% return before expense) ..  $1,000.00       $1,020.83       $4.01

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

            ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS --
                           JUNE 30, 2009 (UNAUDITED)

Percentages represent market value as a percentage of total investments.

Pie Chart:

LKCM AQUINAS VALUE FUND
Short-Term Investments                  3.6%
Common Stocks                          96.4%



Pie Chart:

LKCM AQUINAS GROWTH FUND
Short-Term Investments                  2.5%
Common Stocks                          97.5%



Pie Chart:

LKCM AQUINAS SMALL CAP FUND**
Short-Term Investments                  3.4%
Common Stocks                          96.6%



Pie Chart:

LKCM AQUINAS FIXED INCOME FUND
Municipal Bonds                         3.5%
U.S. Government & Agency Issues        11.1%
Preferred Stocks                        1.0%
Short-Term Investments                  1.6%
Corporate Bonds                        82.8%


** The allocation of portfolio holdings differs from that set forth in the Schedule of Investments due to significant shareholder activity on June 30, 2009.

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)


-----------------------------------------------------------------------------
COMMON STOCKS - 96.4%                                    SHARES         VALUE
-----------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.8%
  United Parcel Service, Inc. - Class B                  10,000   $   499,900
                                                                  -----------

ASSET MANAGEMENT - 1.5%
  Bank of New York Mellon Corporation                    15,000       439,650
                                                                  -----------

BEVERAGES - 2.9%
  The Coca-Cola Company                                  10,000       479,900
  PepsiCo, Inc.                                           6,000       329,760
                                                                  -----------
                                                                      809,660
                                                                  -----------
BIOTECHNOLOGY - 3.3%
  Charles River Laboratories International, Inc. (a)     10,000       337,500
  Gilead Sciences, Inc. (a)                              12,500       585,500
                                                                  -----------
                                                                      923,000
                                                                  -----------
BUILDING PRODUCTS - 1.7%
  Masco Corporation                                      50,000       479,000
                                                                  -----------

CAPITAL MARKETS - 2.4%
  Lazard Ltd. - Class A (b)                              25,000       673,000
                                                                  -----------

CHEMICALS - 4.1%
  E.I. du Pont de Nemours and Company                    12,500       320,250
  FMC Corporation                                        10,000       473,000
  Praxair, Inc.                                           5,000       355,350
                                                                  -----------
                                                                    1,148,600
                                                                  -----------
COMMERCIAL BANKS - 2.6%
  BOK Financial Corporation                              10,000       376,700
  Wells Fargo & Company                                  15,000       363,900
                                                                  -----------
                                                                      740,600
                                                                  -----------
COMMUNICATIONS EQUIPMENT - 1.6%
  Cisco Systems, Inc. (a)                                25,000       466,000
                                                                  -----------

COMPUTERS & PERIPHERALS - 6.8%
  Brocade Communications Systems, Inc. (a)              110,000       860,200
  EMC Corporation (a)                                    50,000       655,000
  International Business Machines Corporation             4,020       419,768
                                                                  -----------
                                                                    1,934,968
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 2.7%
  JPMorgan Chase & Co.                                   22,500       767,475
                                                                  -----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
  AT&T Inc.                                              20,000       496,800
  Verizon Communications Inc.                            20,000       614,600
                                                                  -----------
                                                                    1,111,400
                                                                  -----------
ELECTRICAL EQUIPMENT - 2.6%
  Baldor Electric Company                                17,500       416,325
  Emerson Electric Co.                                   10,000       324,000
                                                                  -----------
                                                                      740,325
                                                                  -----------
ENERGY EQUIPMENT & SERVICES - 4.0%
  Nabors Industries Ltd. (a) (b)                         25,000       389,500
  Noble Corporation (b)                                  10,000       302,500
  Schlumberger Limited (b)                                8,400       454,524
                                                                  -----------
                                                                    1,146,524
                                                                  -----------

-----------------------------------------------------------------------------
COMMON STOCKS                                            SHARES         VALUE
-----------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.7%
  CVS Caremark Corporation                               15,000   $   478,050
                                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 10.6%
  DENTSPLY International Inc.                            17,500       534,100
  Haemonetics Corporation (a)                            12,500       712,500
  Medtronic, Inc.                                        15,000       523,350
  ResMed Inc. (a)                                        17,500       712,775
  Thermo Fisher Scientific, Inc. (a)                     12,500       509,625
                                                                  -----------
                                                                    2,992,350
                                                                  -----------
HOUSEHOLD DURABLES - 2.0%
  Jarden Corporation (a)                                 30,000       562,500
                                                                  -----------

INSURANCE - 2.3%
  HCC Insurance Holdings, Inc.                           27,500       660,275
                                                                  -----------

IT SERVICES - 1.8%
  Accenture Ltd. - Class A (b)                           15,000       501,900
                                                                  -----------

MACHINERY - 2.0%
  Danaher Corporation                                     9,000       555,660
                                                                  -----------

MEDIA - 2.2%
  CBS Corporation - Class B                              90,000       622,800
                                                                  -----------

METALS & MINING - 1.6%
  Peabody Energy Corporation                             15,000       452,400
                                                                  -----------

MULTILINE RETAIL - 3.0%
  Kohl's Corporation (a)                                 20,000       855,000
                                                                  -----------

MULTI-UTILITIES & UNREGULATED POWER - 3.9%
  Duke Energy Corporation                                30,000       437,700
  MDU Resources Group, Inc.                              35,000       663,950
                                                                  -----------
                                                                    1,101,650
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 7.9%
  Cabot Oil & Gas Corporation                            15,000       459,600
  ConocoPhillips                                          8,000       336,480
  Exxon Mobil Corporation                                 5,000       349,550
  Range Resources Corporation                            12,300       509,343
  XTO Energy, Inc.                                       15,000       572,100
                                                                  -----------
                                                                    2,227,073
                                                                  -----------
PERSONAL PRODUCTS - 2.0%
  Avon Products, Inc.                                    22,500       580,050
                                                                  -----------

ROAD & RAIL - 2.6%
  Burlington Northern Santa Fe Corporation               10,000       735,400
                                                                  -----------

SOFTWARE - 5.6%
  Citrix Systems, Inc. (a)                               22,500       717,525
  Nuance Communications, Inc. (a)                        40,000       483,600
  Oracle Corporation                                     17,500       374,850
                                                                  -----------
                                                                    1,575,975
                                                                  -----------


   The accompanying notes are an integral part of these financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)


-----------------------------------------------------------------------------
COMMON STOCKS                                            SHARES         VALUE
-----------------------------------------------------------------------------
SPECIALTY RETAIL - 5.3%
  Collective Brands, Inc. (a)                            20,000    $  291,400
  Foot Locker, Inc.                                      50,000       523,500
  The Home Depot, Inc.                                   12,800       302,464
  PetSmart, Inc.                                         17,500       375,550
                                                                  -----------
                                                                    1,492,914
                                                                  -----------
TOTAL COMMON STOCKS
    (Cost $29,998,752)                                             27,274,099
                                                                  -----------

-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.6%
-----------------------------------------------------------------------------
MONEY MARKET FUNDS - 3.6%
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                381,316       381,316
  Federated Government Obligations Fund -
    Institutional Shares                                640,327       640,327
                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,021,643)                                               1,021,643
                                                                  -----------

  TOTAL INVESTMENTS - 100.0%
    (Cost $31,020,395)                                             28,295,742

  Liabilities in Excess of Other Assets - 0.0%                         (6,844)
                                                                  -----------

  TOTAL NET ASSETS - 100.0%                                       $28,288,898
                                                                  ===========

(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)


-----------------------------------------------------------------------------
COMMON STOCKS - 97.6%                                    SHARES         VALUE
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE - 4.6%
  Northrop Grumman Corporation                           10,000   $   456,800
  Rockwell Collins, Inc.                                 20,000       834,600
                                                                  -----------
                                                                    1,291,400
                                                                  -----------
AIR FREIGHT & LOGISTICS - 2.0%
  FedEx Corp.                                            10,000       556,200
                                                                  -----------

BEVERAGES - 2.4%
  Fomento Economico Mexicano, S.A.B.
    de C.V. - ADR (b)                                    21,000       677,040
                                                                  -----------

BIOTECHNOLOGY - 1.7%
  Gilead Sciences, Inc. (a)                              10,000       468,400
                                                                  -----------

CHEMICALS - 3.5%
  FMC Corporation                                        15,000       709,500
  Monsanto Company                                        3,500       260,190
                                                                  -----------
                                                                      969,690
                                                                  -----------
COMMERCIAL BANKS - 2.8%
  Cullen/Frost Bankers, Inc.                              9,000       415,080
  Glacier Bancorp, Inc.                                  25,000       369,250
                                                                  -----------
                                                                      784,330
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 3.8%
  Copart, Inc. (a)                                       15,000       520,050
  ITT Educational Services, Inc. (a)                      5,500       553,630
                                                                  -----------
                                                                    1,073,680
                                                                  -----------
COMMUNICATIONS EQUIPMENT - 4.5%
  Cisco Systems, Inc. (a)                                20,000       372,800
  Nokia Corporation - ADR (b)                            25,000       364,500
  Nortel Networks Corporation (a) (b)                        61             2
  Research In Motion Limited (a) (b)                      7,500       532,875
                                                                  -----------
                                                                    1,270,177
                                                                  -----------
COMPUTERS & PERIPHERALS - 11.4%
  Apple Inc. (a)                                          6,000       854,580
  EMC Corporation (a)                                    40,000       524,000
  Hewlett-Packard Company                                20,000       773,000
  International Business Machines Corporation            10,000     1,044,200
                                                                  -----------
                                                                    3,195,780
                                                                  -----------
CONSTRUCTION & ENGINEERING - 1.7%
  Foster Wheeler AG (a) (b)                              20,000       475,000
                                                                  -----------

DIVERSIFIED FINANCIAL SERVICES - 3.3%
  Visa Inc. - Class A                                    15,000       933,900
                                                                  -----------

ELECTRICAL EQUIPMENT - 2.3%
  Emerson Electric Co.                                   20,000       648,000
                                                                  -----------

ENERGY EQUIPMENT & SERVICES - 2.1%
  Weatherford International Ltd. (a) (b)                 30,000       586,800
                                                                  -----------

FOOD & STAPLES RETAILING - 3.2%
  Costco Wholesale Corporation                           10,000       457,000
  Walgreen Company                                       15,000       441,000
                                                                  -----------
                                                                      898,000
                                                                  -----------


-----------------------------------------------------------------------------
COMMON STOCKS                                            SHARES         VALUE
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 11.3%
  Alcon, Inc. (b)                                         8,000   $   928,960
  DENTSPLY International Inc.                            20,000       610,400
  Haemonetics Corporation (a)                            10,000       570,000
  Thermo Fisher Scientific, Inc. (a)                     10,000       407,700
  Zimmer Holdings, Inc. (a)                              15,000       639,000
                                                                  -----------
                                                                    3,156,060
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 2.6%
  Carnival Corporation (a) (b)                           15,000       386,550
  Yum! Brands, Inc.                                      10,000       333,400
                                                                  -----------
                                                                      719,950
                                                                  -----------
HOUSEHOLD PRODUCTS - 3.9%
  Colgate-Palmolive Company                               8,000       565,920
  Energizer Holdings, Inc. (a)                           10,000       522,400
                                                                  -----------
                                                                    1,088,320
                                                                  -----------
INTERNET SOFTWARE & SERVICES - 3.8%
  Google Inc. - Class A (a)                               2,500     1,053,975
                                                                  -----------

MACHINERY - 2.2%
  Danaher Corporation                                    10,000       617,400
                                                                  -----------

MULTILINE RETAIL - 2.0%
  Family Dollar Stores, Inc.                             20,000       566,000
                                                                  -----------

MULTI-UTILITIES & UNREGULATED POWER - 2.0%
  MDU Resources Group, Inc.                              30,000       569,100
                                                                  -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.9%
  Devon Energy Corporation                               15,000       817,500
  Range Resources Corporation                            13,000       538,330
  XTO Energy, Inc.                                       15,000       572,100
                                                                  -----------
                                                                    1,927,930
                                                                  -----------
PHARMACEUTICALS - 2.9%
  Abbott Laboratories                                    17,000       799,680
                                                                  -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.8%
  Intel Corporation                                      30,000       496,500
                                                                  -----------

SOFTWARE - 3.4%
  Citrix Systems, Inc. (a)                               30,000       956,700
                                                                  -----------

SPECIALTY RETAIL - 2.7%
  Gamestop Corporation - Class A (a)                     15,000       330,150
  Tractor Supply Company (a)                             10,000       413,200
                                                                  -----------
                                                                      743,350
                                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
  VF Corporation                                          7,000       387,450
                                                                  -----------

TRADING COMPANIES & DISTRIBUTORS - 1.4%
  Fastenal Company                                       12,000       398,040
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $27,408,178)                                             27,308,852
                                                                  -----------


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)


-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.5%                            SHARES         VALUE
-----------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.5%
  Federated Government Obligations Fund -
    Institutional Shares                                708,784   $   708,784
                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $708,784)                                                   708,784
                                                                  -----------

  TOTAL INVESTMENTS - 100.1%
    (Cost $28,116,962)                                             28,017,636
                                                                  -----------
  Liabilities in Excess of Other Assets - (0.1)%                      (33,598)
                                                                  -----------

  TOTAL NET ASSETS - 100.0%                                      $ 27,984,038
                                                                  ===========

  ADR  American Depository Receipt
  (a)  Non-income producing security.
  (b)  U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)


-----------------------------------------------------------------------------
COMMON STOCKS - 84.9%                                    SHARES         VALUE
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.7%
  Hexcel Corporation (a)                                  3,050   $    29,067
                                                                  -----------

AIR FREIGHT & LOGISTICS - 1.4%
  Forward Air Corporation                                 1,850        39,442
  UTI Worldwide, Inc. (a) (b)                             1,550        17,670
                                                                  -----------
                                                                       57,112
                                                                  -----------
AUTO COMPONENTS - 1.6%
  LKQ Corporation (a)                                     3,900        64,155
                                                                  -----------

BIOTECHNOLOGY - 1.3%
  Charles River Laboratories International, Inc. (a)      1,600        54,000
                                                                  -----------

CAPITAL MARKETS - 1.9%
  Lazard Ltd. - Class A (b)                               1,200        32,304
  Raymond James Financial, Inc.                           2,600        44,746
                                                                  -----------
                                                                       77,050
                                                                  -----------
CHEMICALS - 1.1%
  Calgon Carbon Corporation (a)                           3,200        44,448
                                                                  -----------

COAL & CONSUMABLE FUELS - 1.3%
  Foundation Coal Holdings, Inc.                          1,850        52,004
                                                                  -----------

COMMERCIAL BANKS - 4.7%
  First Horizon National Corporation                      4,020        48,246
  Glacier Bancorp, Inc.                                   2,350        34,709
  PrivateBancorp, Inc.                                    1,800        40,032
  Prosperity Bancshares, Inc.                             1,250        37,287
  Texas Capital Bancshares, Inc. (a)                      2,250        34,808
                                                                  -----------
                                                                      195,082
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 3.7%
  Coinstar, Inc. (a)                                      1,050        28,035
  Copart, Inc. (a)                                        1,150        39,870
  Premiere Global Services, Inc. (a)                      4,350        47,154
  Waste Connections, Inc. (a)                             1,400        36,274
                                                                  -----------
                                                                      151,333
                                                                  -----------
COMPUTERS & PERIPHERALS - 1.5%
  Brocade Communications Systems, Inc. (a)                7,750        60,605
                                                                  -----------

CONSUMER FINANCE - 1.7%
  Cash America International, Inc.                        1,700        39,763
  First Cash Financial Services, Inc. (a)                 1,800        31,536
                                                                  -----------
                                                                       71,299
                                                                  -----------
CONTAINERS & PACKAGING - 1.8%
  Packaging Corp of America                               1,800        29,160
  Silgan Holdings Inc.                                      900        44,127
                                                                  -----------
                                                                       73,287
                                                                  -----------
DISTRIBUTORS - 1.2%
  WESCO International, Inc. (a)                           1,950        48,828
                                                                  -----------

DIVERSIFIED CONSUMER SERVICES - 2.9%
  Capella Education Company (a)                             550        32,972
  Grand Canyon Education, Inc. (a)                        2,350        39,433
  K12 Inc. (a)                                            2,100        45,255
                                                                  -----------
                                                                      117,660
                                                                  -----------


-----------------------------------------------------------------------------
COMMON STOCKS                                            SHARES         VALUE
-----------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 0.7%
  Raven Industries, Inc.                                  1,150   $    29,440
                                                                  -----------

ELECTRICAL EQUIPMENT - 1.0%
  Baldor Electric Company                                 1,800        42,822
                                                                  -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.0%
  Axsys Technologies, Inc. (a)                            1,000        53,640
  Itron, Inc. (a)                                           650        35,795
  National Instruments Corporation                        2,650        59,784
  Rofin-Sinar Technologies, Inc. (a)                      1,300        26,013
  Trimble Navigation Limited (a)                          1,650        32,390
                                                                  -----------
                                                                      207,622
                                                                  -----------
ENERGY EQUIPMENT & SERVICES - 3.7%
  Core Laboratories N.V. (b)                                500        43,575
  Dril-Quip, Inc. (a)                                     1,600        60,960
  Willbros Group, Inc. (a)                                4,000        50,040
                                                                  -----------
                                                                      154,575
                                                                  -----------
FOOD PRODUCTS - 0.8%
  Chiquita Brands International, Inc. (a)                 3,400        34,884
                                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
  Haemonetics Corporation (a)                               950        54,150
  Meridian Bioscience, Inc.                               1,500        33,870
  Wright Medical Group, Inc. (a)                          3,600        58,536
                                                                  -----------
                                                                      146,556
                                                                  -----------
HEALTH CARE PROVIDERS & SERVICES - 4.7%
  MWI Veterinary Supply, Inc. (a)                         1,700        59,262
  PAREXEL International Corporation (a)                   5,100        73,338
  PSS World Medical, Inc. (a)                             3,200        59,232
                                                                  -----------
                                                                      191,832
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 2.6%
  Chipotle Mexican Grill, Inc. - Class A (a)                450        36,000
  Jack in the Box Inc. (a)                                1,600        35,920
  Texas Roadhouse, Inc. - Class A (a)                     3,300        36,003
                                                                  -----------
                                                                      107,923
                                                                  -----------
HOUSEHOLD DURABLES - 2.7%
  Jarden Corporation (a)                                  2,500        46,875
  Tempur-Pedic International Inc.                         5,050        66,004
                                                                  -----------
                                                                      112,879
                                                                  -----------
INSURANCE - 0.8%
  Argo Group International Holdings, Ltd. (a) (b)         1,224        34,541
                                                                  -----------

INTERNET SOFTWARE & SERVICES - 0.6%
  MercadoLibre Inc. (a)                                     850        22,848
                                                                  -----------

IT SERVICES - 0.9%
  ManTech International Corporation - Class A (a)           900        38,736
                                                                  -----------

MACHINERY - 2.5%
  CLARCOR Inc.                                              900        26,271
  Franklin Electric Co., Inc.                             1,200        31,104
  Kaydon Corporation                                      1,350        43,956
                                                                  -----------
                                                                      101,331
                                                                  -----------


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)


-----------------------------------------------------------------------------
COMMON STOCKS                                            SHARES         VALUE
-----------------------------------------------------------------------------
MARINE - 0.9%
  Kirby Corporation (a)                                   1,200   $    38,148
                                                                  -----------

METALS & MINING - 0.6%
  Carpenter Technology Corporation                        1,250        26,012
                                                                  -----------

OIL & GAS DRILLING - 0.9%
  Atwood Oceanics, Inc. (a)                               1,450        36,119
                                                                  -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.1%
  Concho Resources Inc. (a)                               1,600        45,904
  Denbury Resources Inc. (a)                              2,150        31,670
  EXCO Resources, Inc. (a)                                3,750        48,450
                                                                  -----------
                                                                      126,024
                                                                  -----------
PHARMACEUTICALS - 1.1%
  Endo Pharmaceuticals Holdings Inc. (a)                  2,600        46,592
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 0.7%
  Potlatch Corporation                                    1,128        27,399
                                                                  -----------

ROAD & RAIL - 1.0%
  Landstar System, Inc.                                   1,150        41,297
                                                                  -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.7 %
  Formfactor Inc. (a)                                     2,150        37,066
  Intersil Corporation - Class A                          3,150        39,595
  National Semiconductor Corporation                      2,850        35,768
                                                                  -----------
                                                                      112,429
                                                                  -----------
SOFTWARE - 8.9%
  ANSYS, Inc. (a)                                         1,550        48,298
  F5 Networks, Inc. (a)                                   1,700        58,803
  MicroStrategy Incorporated - Class A (a)                  700        35,154
  Nuance Communications, Inc. (a)                         4,800        58,032
  Omniture, Inc. (a)                                      2,800        35,168
  Sybase, Inc. (a)                                        1,000        31,340
  TIBCO Software Inc. (a)                                 6,300        45,171
  Wind River Systems, Inc. (a)                            4,900        56,154
                                                                  -----------
                                                                      368,120
                                                                  -----------
SPECIALTY RETAIL - 4.7%
  DSW Inc. - Class A (a)                                  2,450        24,132
  Foot Locker, Inc.                                       4,450        46,592
  Hibbett Sports Inc. (a)                                 1,800        32,400
  Signet Jewelers Ltd. (b)                                  950        19,779
  Tractor Supply Company (a)                              1,000        41,320
  Ulta Salon, Cosmetics & Fragrance, Inc. (a)             2,800        31,136
                                                                  -----------
                                                                      195,359
                                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS - 2.9%
  Phillips-Van Heusen Corporation                         1,550        44,470
  Under Armour, Inc. - Class A (a)                        1,200        26,856
  The Warnaco Group, Inc. (a)                             1,450        46,980
                                                                  -----------
                                                                      118,306
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
SBA Communications Corporation - Class A (a)              1,700        41,718
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $3,738,694)                                               3,499,442
                                                                  -----------

-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.0%                            SHARES         VALUE
-----------------------------------------------------------------------------
MONEY MARKET FUNDS - 3.0%
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                 28,547   $    28,547
                                                                  -----------
  Federated Government Obligations Fund -
    Institutional Shares                                 95,484        95,484
                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $124,031)                                                   124,031
                                                                  -----------

  TOTAL INVESTMENTS - 87.9%
    (Cost $3,862,725)                                               3,623,473

  Other Assets in Excess of Liabilities - 12.1%                       500,561
                                                                  -----------

  TOTAL NET ASSETS - 100.0%                                       $ 4,124,034
                                                                  ===========

(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2009 (UNAUDITED)



-----------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS - 81.4%                                          AMOUNT           VALUE
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.9%
  United Technologies Corporation
    6.35%, 03/01/2011                                  $100,000   $   107,087
                                                                  -----------

BEVERAGES - 3.8%
  The Coca-Cola Company:
    5.75%, 03/15/2011                                    75,000        80,225
    5.35%, 11/15/2017                                   150,000       160,463
  PepsiCo, Inc.
    4.65%, 02/15/2013                                   175,000       183,868
                                                                  -----------
                                                                      424,556
                                                                  -----------
CHEMICALS - 2.2%
  The Lubrizol Corporation
    5.50%, 10/01/2014                                   250,000       248,227
                                                                  -----------

COMMERCIAL BANKS - 3.8%
  Landesbank Baden-Wuerttemberg (a)
    6.35%, 04/01/2012                                    45,000        46,617
  Northern Trust Company
    7.10%, 08/01/2009                                   168,000       168,558
  Wells Fargo & Company
    5.25%, 10/23/2012                                   200,000       207,183
                                                                  -----------
                                                                      422,358
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 6.0%
  Allied Waste North America Inc.:
    5.75%, 02/15/2011                                   100,000       100,789
    7.25%, 03/15/2015
     Callable 03/15/2010                                100,000       101,617
  Pitney Bowes Inc.
    4.625%, 10/01/2012                                  150,000       157,235
  Waste Management, Inc.:
    7.375%, 08/01/2010                                  200,000       208,466
    6.375%, 11/15/2012                                  100,000       106,269
                                                                  -----------
                                                                      674,376
                                                                  -----------
COMMUNICATIONS EQUIPMENT - 3.6%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                                   150,000       158,228
  Harris Corporation:
    5.00%, 10/01/2015                                   150,000       141,674
    6.375%, 06/15/2019                                  100,000       105,723
                                                                  -----------
                                                                      405,625
                                                                  -----------
COMPUTERS & PERIPHERALS - 4.7%
  Dell Inc.
    5.625%, 04/15/2014                                  100,000       105,722
  Hewlett-Packard Company:
    4.25%, 02/24/2012                                   150,000       156,659
    4.50%, 03/01/2013                                   100,000       104,053
  International Business Machines Corporation
    4.95%, 03/22/2011                                   150,000       157,988
                                                                  -----------
                                                                      524,422
                                                                  -----------
CONSUMER FINANCE - 1.8%
  Western Union Company
    5.93%, 10/01/2016                                   200,000       202,215
                                                                  -----------


-----------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.1%
  AXA Financial, Inc.
    7.75%, 08/01/2010                                  $ 25,000   $    25,075
  Textron Financial Corporation
    6.00%, 11/20/2009                                   100,000        99,118
                                                                  -----------
                                                                      124,193
                                                                  -----------
DIVERSIFIED MANUFACTURING - 1.4%
  Honeywell International Inc.:
    4.25%, 03/01/2013                                   100,000       103,934
    3.875%, 02/15/2014                                   50,000        51,143
                                                                  -----------
                                                                      155,077
                                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
  BellSouth Corporation
    6.00%, 10/15/2011                                   100,000       106,895
  Verizon Global Funding Corp.:
    7.25%, 12/01/2010                                    10,000        10,651
    7.375%, 09/01/2012                                  150,000       167,927
                                                                  -----------
                                                                      285,473
                                                                  -----------
ELECTRICAL EQUIPMENT - 0.4%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                                    40,000        40,694
                                                                  -----------

ENERGY EQUIPMENT & SERVICES - 3.7%
  Baker Hughes Incorporated
    6.50%, 11/15/2013                                   150,000       166,531
  Halliburton Company
    5.50%, 10/15/2010                                    40,000        41,848
  Weatherford International Ltd.:
    5.95%, 06/15/2012                                   100,000       104,480
    6.35%, 06/15/2017                                   100,000        99,179
                                                                  -----------
                                                                      412,038
                                                                  -----------
FOOD & STAPLES RETAILING - 4.7%
  Costco Wholesale Corporation
    5.30%, 03/15/2012                                   100,000       107,540
  CVS Caremark Corporation:
    5.75%, 08/15/2011                                   100,000       105,801
    4.875%, 09/15/2014                                  100,000       101,609
  Walgreen Company
    4.875%, 08/01/2013                                  200,000       212,408
                                                                  -----------
                                                                      527,358
                                                                  -----------
FOOD PRODUCTS - 2.7%
  The Hershey Company
    4.85%, 08/15/2015                                   200,000       197,989
  McCormick & Company, Incorporated
    5.25%, 09/01/2013                                   100,000       101,199
                                                                  -----------
                                                                      299,188
                                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
  Fisher Scientific International Inc.:
    6.75%, 08/15/2014
     Callable 08/21/2009                                100,000       102,883
    6.125%, 07/01/2015
     Callable 07/01/2010                                100,000       100,499
  Medtronic, Inc.
    4.50%, 03/15/2014                                   100,000       103,695
                                                                  -----------
                                                                      307,077
                                                                  -----------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)



-----------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.9%
  McDonald's Corporation
    6.00%, 04/15/2011                                  $100,000   $   107,470
                                                                  -----------

HOUSEHOLD PRODUCTS - 3.2%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                                  100,000       106,660
  The Procter & Gamble Company
    8.00%, 09/01/2024
     Putable 09/01/2014                                 200,000       248,135
                                                                  -----------
                                                                      354,795
                                                                  -----------
INDUSTRIAL CONGLOMERATES - 1.7%
  3M Co.
    4.375%, 08/15/2013                                  175,000       186,252
                                                                  -----------

INVESTMENT BANK & BROKERAGE - 1.6%
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                                    45,000        48,589
  The Goldman Sachs Group, Inc.:
    5.15%, 01/15/2014                                    30,000        30,140
    5.125%, 01/15/2015                                  100,000        98,479
                                                                  -----------
                                                                      177,208
                                                                  -----------
MACHINERY - 0.9%
  Dover Corporation
    6.50%, 02/15/2011                                   100,000       106,611
                                                                  -----------

MEDIA - 3.3%
  Viacom Inc.:
    5.75%, 04/30/2011                                   100,000       102,420
    6.625%, 05/15/2011                                  100,000       101,272
  The Walt Disney Company
    6.375%, 03/01/2012                                  150,000       164,836
                                                                  -----------
                                                                      368,528
                                                                  -----------
METALS & MINING - 2.9%
  Alcoa Inc.
    6.00%, 01/15/2012                                   150,000       151,388
  Peabody Energy Corporation
    6.875%, 03/15/2013
     Callable 08/21/2009                                175,000       174,125
                                                                  -----------
                                                                      325,513
                                                                  -----------
MULTILINE RETAIL - 2.7%
  J.C. Penney Co., Inc.
    7.65%, 08/15/2016                                   200,000       195,164
  Target Corporation
    6.35%, 01/15/2011                                   100,000       106,594
                                                                  -----------
                                                                      301,758
                                                                  -----------


-----------------------------------------------------------------------------
CORPORATE                                             PRINCIPAL
BONDS                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 13.0%
  Amerada Hess Corporation
    6.65%, 08/15/2011                                  $100,000   $   106,486
  Apache Corporation
    6.25%, 04/15/2012                                   100,000       108,141
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                                   100,000       107,041
  Conoco Funding Company (a)
    6.35%, 10/15/2011                                   100,000       109,196
  ConocoPhillips
    4.75%, 02/01/2014                                   100,000       104,225
  EOG Resources, Inc.
    6.125%, 10/01/2013                                  150,000       163,009
  Noble Energy, Inc.
    5.25%, 04/15/2014                                   200,000       191,554
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                                   100,000       109,050
  ONEOK, Inc.
    5.20%, 06/15/2015                                    40,000        37,664
  USX Corporation
    9.125%, 01/15/2013                                  200,000       216,514
  XTO Energy, Inc.
    6.25%, 04/15/2013                                   200,000       212,108
                                                                  -----------
                                                                    1,464,988
                                                                  -----------
REAL ESTATE - 0.6%
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                                    20,000        19,477
  Health Care REIT, Inc.
    8.00%, 09/12/2012                                    50,000        49,447
                                                                  -----------
                                                                       68,924
                                                                  -----------
ROAD & RAIL - 0.9%
  Burlington Northern Santa Fe Corporation
    6.75%, 07/15/2011                                   100,000       107,504
                                                                  -----------

SOFTWARE - 1.9%
  Oracle Corporation:
    5.00%, 01/15/2011                                   100,000       104,869
    5.25%, 01/15/2016                                   100,000       104,786
                                                                  -----------
                                                                      209,655
                                                                  -----------
SPECIALTY RETAIL - 1.8%
  The Home Depot, Inc.
    4.625%, 08/15/2010                                  100,000       101,907
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                                   100,000       106,264
                                                                  -----------
                                                                      208,171
                                                                  -----------
TOTAL CORPORATE BONDS
    (Cost $8,939,887)                                               9,147,341
                                                                  -----------

-----------------------------------------------------------------------------
 MUNICIPAL BONDS - 3.4%
-----------------------------------------------------------------------------
  Southern California Public Power Authority
    Power Project
    6.93%, 05/15/2017                                   330,000       383,510
                                                                  -----------

TOTAL MUNICIPAL BONDS
    (Cost $370,110)                                                   383,510
                                                                  -----------



   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2009 (UNAUDITED)


-----------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
PREFERRED STOCKS - 1.0%                                AMOUNT           VALUE
-----------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.0%
  The Goldman Sachs Group, Inc.
    Callable 10/31/2010                                   4,750   $   108,062
                                                                  -----------

TOTAL PREFERRED STOCKS
  (Cost $118,750)                                                     108,062
                                                                  -----------

-----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 10.9%
-----------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 2.0%
  5.50%, 08/13/2014                                    $200,000       223,533
                                                                  -----------

U.S. TREASURY INFLATION INDEXED BOND - 2.1%
  1.625%, 01/15/2015                                    234,520       233,713
                                                                  -----------

U.S. TREASURY NOTES - 6.8%
  4.25%, 11/15/2014                                     200,000       215,438
  4.25%, 08/15/2015                                     200,000       214,453
  5.125%, 05/15/2016                                    300,000       336,563
                                                                  -----------
                                                                      766,454
                                                                  -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (Cost $1,132,459)                                                 1,223,700
                                                                  -----------

-----------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 1.6%
-----------------------------------------------------------------------------
MONEY MARKET FUNDS - 1.6%
  Federated Government Obligations Fund -
    Institutional Shares                                177,658       177,658
                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $177,658)                                                     177,658
                                                                  -----------

TOTAL INVESTMENTS - 98.3%
  (Cost $10,738,864)                                               11,040,271

  Other Assets in Excess of Liabilities - 1.7%                        194,737
                                                                  -----------

  TOTAL NET ASSETS - 100.0%                                       $11,235,008
                                                                  ===========


(a)  U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2009 (UNAUDITED)

                                                                                                           LKCM          LKCM
                                                                               LKCM          LKCM         AQUINAS       AQUINAS
                                                                              AQUINAS       AQUINAS      SMALL CAP       FIXED
                                                                            VALUE FUND    GROWTH FUND      FUND       INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................................    $28,295,742    $28,017,636   $ 3,623,473   $11,040,271
Dividends and interest receivable......................................         25,580         21,958         1,362       175,020
Receivable from Adviser................................................             --             --        12,856        10,571
Receivable for fund shares sold........................................         52,155         47,422       500,200        22,091
Other assets...........................................................         12,623         12,058         9,828        10,472
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     28,386,100     28,099,074     4,147,719    11,258,425
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investment advisory fees...................................         47,259         48,699            --            --
Payable for fund shares redeemed.......................................            598          3,386           250           487
Distribution expense payable...........................................         23,889         35,640         4,413            --
Accrued expenses and other liabilities.................................         25,456         27,311        19,022        22,930
                                                                           -----------    -----------   -----------   -----------
  Total liabilities....................................................         97,202        115,036        23,685        23,417
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $28,288,898    $27,984,038   $ 4,124,034   $11,235,008
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................................    $33,564,699    $31,653,341   $ 5,537,810   $11,327,258
Undistributed net investment income....................................         61,046             --            --         2,524
Accumulated net realized loss on securities............................     (2,612,194)    (3,569,977)   (1,174,524)     (396,181)
Net unrealized appreciation (depreciation) on investments..............     (2,724,653)       (99,326)     (239,252)      301,407
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $28,288,898    $27,984,038   $ 4,124,034   $11,235,008
                                                                           ===========    ===========   ===========   ===========

NET ASSETS.............................................................    $28,288,898    $27,984,038   $ 4,124,034   $11,235,008
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)..........................................................      3,216,962      2,411,044       955,454     1,128,180
Net asset value per share
  (offering and redemption price)......................................    $      8.79    $     11.61   $      4.32   $      9.96
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments..................................................    $31,020,395    $28,116,962   $ 3,862,725   $10,738,864
                                                                           ===========    ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

                                                                               LKCM           LKCM          LKCM           LKCM
                                                                              AQUINAS        AQUINAS       AQUINAS     AQUINAS FIXED
                                                                            VALUE FUND     GROWTH FUND  SMALL CAP FUND  INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................................     $  242,645     $  190,032    $   10,851    $    3,682
Interest...............................................................            884          1,670           338       238,101
                                                                            ----------     ----------    ----------    ----------
  Total income.........................................................        243,529        191,702        11,189       241,783
                                                                            ----------     ----------    ----------    ----------

EXPENSES:
Investment advisory fees...............................................        112,339        118,058        16,227        31,283
Distribution expense (Note B)..........................................         31,205         32,794         4,056            --
Accounting and transfer agent fees and expenses........................         28,980         30,231        19,305        33,861
Administrative fees....................................................         13,489         13,370        10,205        12,889
Federal and state registration.........................................         11,592          9,917         8,619         8,566
Professional fees......................................................          6,283          6,385         2,384         3,247
Custody fees and expenses..............................................          2,032          1,953         5,189         1,759
Reports to shareholders................................................          4,404          4,978           927         1,467
Trustees' fees.........................................................          2,091          2,262           352           643
Other..................................................................          3,539          3,901           724           904
                                                                            ----------     ----------    ----------    ----------
  Total expenses.......................................................        215,954        223,849        67,988        94,619
  Less, expense waiver and/or
    reimbursement (Note B).............................................        (28,721)       (27,086)      (43,648)      (52,961)
                                                                            ----------     ----------    ----------    ----------
  Net expenses.........................................................        187,233        196,763        24,340        41,658
                                                                            ----------     ----------    ----------    ----------
Net investment income (loss)...........................................         56,296         (5,061)      (13,151)      200,125
                                                                            ----------     ----------    ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments................................     (1,771,404)    (1,371,390)     (473,416)       36,063
Net change in unrealized appreciation/depreciation on investments......      3,717,012      2,915,832       723,354       351,252
                                                                            ----------     ----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS.......................................................      1,945,608      1,544,442       249,938       387,315
                                                                            ----------     ----------    ----------    ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS............................................     $2,001,904     $1,539,381    $  236,787    $  587,440
                                                                            ==========     ==========    ==========    ==========
* Net of foreign taxes withheld........................................     $       --     $    3,811    $       15    $       --
                                                                            ==========     ==========    ==========    ==========



   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                   VALUE FUND                    GROWTH FUND

                                                                         Six Months Ended  Year Ended Six Months Ended  Year Ended
                                                                           June 30, 2009  December 31,  June 30, 2009  December 31,
                                                                            (Unaudited)       2008       (Unaudited)       2008
                                                                            -----------   -----------    -----------   ------------
OPERATIONS:
Net investment income (loss)............................................   $    56,296    $   118,884   $    (5,061)  $  (126,196)
Net realized loss on investments........................................    (1,771,404)      (607,729)   (1,371,390)   (2,188,241)
Net change in unrealized appreciation/depreciation
  on investments........................................................     3,717,012    (14,367,577)    2,915,832   (11,446,087)
                                                                           -----------    -----------   -----------   -----------

  Net increase (decrease) in net assets
   resulting from operations............................................     2,001,904    (14,856,422)    1,539,381   (13,760,524)
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --       (119,073)           --        (7,336)
                                                                           -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................     1,103,030      2,723,748      (499,192)   (1,360,990)
                                                                           -----------    -----------   -----------   -----------

Total increase (decrease) in net assets.................................     3,104,934    (12,251,747)    1,040,189   (15,128,850)

NET ASSETS:
Beginning of period.....................................................    25,183,964     37,435,711    26,943,849    42,072,699
                                                                           -----------    -----------   -----------   -----------
End of period *.........................................................   $28,288,898    $25,183,964   $27,984,038   $26,943,849
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $    61,046    $     4,750   $        --   $       900
                                                                           ===========    ===========   ===========   ===========

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                 SMALL CAP FUND              FIXED INCOME FUND

                                                                         Six Months Ended  Year Ended Six Months Ended  Year Ended
                                                                           June 30, 2009  December 31,  June 30, 2009  December 31,
                                                                           (Unaudited)        2008       (Unaudited)       2008
                                                                            -----------   -----------    -----------   ------------
OPERATIONS:
Net investment income (loss)............................................   $   (13,151)   $   (46,862)  $   200,125   $   382,579
Net realized gain (loss) on investments.................................      (473,416)      (589,173)       36,063      (128,977)
Net change in unrealized appreciation/depreciation
  on investments........................................................       723,354     (2,018,524)      351,252      (128,587)
                                                                           -----------    -----------   -----------   -----------

  Net increase (decrease) in net assets
   resulting from operations............................................       236,787     (2,654,559)      587,440       125,015
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --             --      (197,986)     (385,418)
Net realized gain on investments........................................            --         (4,082)           --            --
                                                                           -----------    -----------   -----------   -----------
                                                                                    --         (4,082)     (197,986)     (385,418)
                                                                           -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................       484,084     (4,728,647)      934,706       938,640
                                                                           -----------    -----------   -----------   -----------

Total increase (decrease) in net assets.................................       720,871     (7,387,288)    1,324,160       678,237

NET ASSETS:
Beginning of period.....................................................     3,403,163     10,790,451     9,910,848     9,232,611
                                                                           -----------    -----------   -----------   -----------
End of period *.........................................................   $ 4,124,034    $ 3,403,163   $11,235,008   $ 9,910,848
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $        --    $       500   $     2,524   $       385
                                                                           ===========    ===========   ===========   ===========



   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                           LKCM AQUINAS VALUE FUND

                                                  Six Months      Year          Year          Year          Year          Year
                                                     Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2009  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2008          2007          2006         2005(1)       2004
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD...........   $   8.15     $  13.07      $  13.71       $  12.24     $  11.77       $  10.17
                                                   --------     --------      --------       --------     --------       --------
Net investment income...........................       0.02         0.04          0.10           0.07         0.04           0.02
Net realized and unrealized gain (loss) on
   investments..................................       0.62        (4.92)         1.01           1.95         0.44           1.60
                                                   --------     --------      --------       --------     --------       --------
   Total from investment operations.............       0.64        (4.88)         1.11           2.02         0.48           1.62
                                                   --------     --------      --------       --------     --------       --------
Dividends from net investment income............         --        (0.04)        (0.10)         (0.11)       (0.01)        (0.02)
Distributions from net realized gains...........         --           --         (1.65)         (0.44)          --             --
                                                   --------     --------      --------       --------     --------       --------
  Total dividends and distributions.............         --        (0.04)        (1.75)         (0.55)       (0.01)         (0.02)
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - END OF PERIOD.................   $   8.79     $   8.15      $  13.07       $  13.71     $  12.24       $  11.77
                                                   ========     ========      ========       ========     ========       ========
TOTAL RETURN....................................      7.85%(2)  (37.34)%         8.05%         16.51%        4.13%         15.93%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........  $  28,289     $ 25,184      $ 37,436       $ 39,826     $ 42,690       $ 42,765
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      1.73%(3)     1.58%         1.49%          1.49%        1.55%          1.57%
  After expense waiver and/or reimbursement.....      1.50%(3)     1.50%         1.49%          1.49%        1.52%(4)       1.53%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement....      0.22%(3)     0.28%         0.65%          0.44%        0.34%          0.17%
  After expense waiver and/or reimbursement.....      0.45%(3)     0.36%         0.65%          0.44%        0.37%          0.21%
Portfolio turnover rate.........................         9%          70%           62%            47%          71%            61%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment
     Advisers, Inc. to Luther King Capital Management Corporation.

(2)  Not annualized.

(3)  Annualized.

(4) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.


                                                                           LKCM AQUINAS GROWTH FUND

                                                  Six Months      Year          Year          Year          Year          Year
                                                     Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2009  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2008          2007          2006         2005(1)       2004
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD...........   $  10.96     $  16.38      $  15.45       $  15.61     $  14.67       $  13.58
                                                   --------     --------      --------       --------     --------       --------
Net investment income (loss)....................       0.00        (0.05)(2)      0.01          (0.06)(2)     0.03          (0.07)
Net realized and unrealized gain (loss) on
   investments..................................       0.65        (5.37)         1.97           0.03         1.31           1.16
                                                   --------     --------      --------       --------     --------       --------
   Total from investment operations.............       0.65        (5.42)         1.98          (0.03)        1.34           1.09
                                                   --------     --------      --------       --------     --------       --------
Dividends from net investment income............         --        (0.00)(3)     (0.01)            --        (0.03)            --
Distributions from net realized gains...........         --           --         (1.04)         (0.13)       (0.37)            --
                                                   --------     --------      --------       --------     --------       --------
   Total dividends and distributions............         --       (0.00)(3)      (1.05)         (0.13)       (0.40)            --
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - END OF PERIOD.................   $  11.61     $  10.96      $  16.38       $  15.45     $  15.61       $  14.67
                                                   ========     ========      ========       ========     ========       ========
TOTAL RETURN....................................      5.93%(4)  (33.07)%        12.75%        (0.22)%        9.15%          8.03%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $ 27,984     $ 26,944      $ 42,073       $ 58,997     $ 74,606       $ 58,434
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      1.71%(5)     1.56%         1.47%          1.46%        1.51%          1.55%
  After expense waiver and/or reimbursement.....      1.50%(5)     1.50%         1.47%          1.46%        1.51%(6)       1.53%
Ratio of net investment income (loss) to
  average net assets:
  Before expense waiver and/or reimbursement....    (0.25)%(5)   (0.40)%         0.06%        (0.36)%        0.25%        (0.50)%
  After expense waiver and/or reimbursement.....    (0.04)%(5)   (0.34)%         0.06%        (0.36)%        0.25%        (0.48)%
Portfolio turnover rate.........................        23%          67%           40%            73%         114%           196%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth
     Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas
     Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  Less than $(0.005).

(4)  Not annualized.

(5)  Annualized.

(6) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.



   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                           LKCM AQUINAS SMALL CAP FUND

                                                  Six Months      Year          Year          Year          Year          Year
                                                     Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2009  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2008          2007          2006         2005(1)       2004
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD...........   $   4.03     $   6.47      $   6.58       $   5.82     $   5.66       $   5.50
                                                   --------     --------      --------       --------     --------       --------
Net investment loss.............................      (0.01)(2)    (0.04)(3)     (0.03)(2)      (0.04)(2)    (0.07)(2)      (0.09)
Net realized and unrealized gain (loss) on
   investments..................................       0.30        (2.40)         0.04           0.80         0.23           0.25
                                                   --------     --------      --------       --------     --------       --------
  Total from investment operations..............       0.29        (2.44)         0.01           0.76         0.16           0.16
                                                   --------     --------      --------       --------     --------       --------
Distributions from net realized gains...........         --        (0.00)(4)     (0.12)            --           --             --
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - END OF PERIOD.................   $   4.32     $   4.03      $   6.47       $   6.58     $   5.82       $   5.66
                                                   ========     ========      ========       ========     ========       ========
TOTAL RETURN....................................      7.20%(5)  (37.64)%         0.08%         13.06%        2.83%          2.91%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $  4,124     $  3,403      $ 10,790       $ 10,957     $  7,064       $  7,575
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      4.19%(6)     2.91%         2.18%          2.32%        2.65%          2.76%
  After expense waiver and/or reimbursement.....      1.50%(6)     1.50%         1.50%          1.50%        1.73%(7)       1.95%
Ratio of net investment loss to average
  net assets:
  Before expense waiver and/or reimbursement....    (3.50)%(6)   (2.11)%       (1.18)%        (1.53)%      (2.09)%        (2.62)%
  After expense waiver and/or reimbursement.....    (0.81)%(6)   (0.70)%       (0.50)%        (0.71)%      (1.17)%        (1.81)%
Portfolio turnover rate.........................        31%          91%           66%            91%         148%           260%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas
     Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11,
     2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(4)  Less than $(0.005).

(5)  Not annualized.

(6)  Annualized.

(7)  The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of
     1.50% effective July 11, 2005.

                                                                             LKCM AQUINAS FIXED INCOME FUND

                                                  Six Months      Year          Year          Year          Year          Year
                                                     Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2009  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2008          2007          2006         2005(1)       2004
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD...........   $   9.59     $   9.86      $   9.81       $   9.84     $  10.06       $  10.16
                                                   --------     --------      --------       --------     --------       --------
Net investment income...........................       0.18         0.40          0.42(2)        0.40         0.37           0.34
Net realized and unrealized gain (loss) on
   investments..................................       0.37        (0.27)         0.15          (0.03)       (0.19)          0.09
                                                   --------     --------      --------       --------     --------       --------
  Total from investment operations..............       0.55         0.13          0.57           0.37         0.18           0.43
                                                   --------     --------      --------       --------     --------       --------
Dividends from net investment income............      (0.18)       (0.40)        (0.52)         (0.40)       (0.36)         (0.38)
Distributions from net realized gains...........         --           --            --             --        (0.04)         (0.15)
                                                   --------     --------      --------       --------     --------       --------
  Total dividends and distributions.............      (0.18)       (0.40)        (0.52)         (0.40)       (0.40)         (0.53)
                                                   --------     --------      --------       --------     --------       --------
NET ASSET VALUE - END OF PERIOD.................   $   9.96     $   9.59      $   9.86       $   9.81     $   9.84       $  10.06
                                                   ========     ========      ========       ========     ========       ========
TOTAL RETURN....................................      5.78%(3)     1.30%         5.95%          3.82%        1.75%          4.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $ 11,235     $  9,911      $  9,233       $ 39,618     $ 42,782       $ 46,116
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      1.82%(4)     1.97%         1.46%          0.99%        1.11%          1.19%
  After expense waiver and/or reimbursement.....      0.80%(4)     0.80%         0.80%          0.80%        0.93%(5)       1.02%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement....      2.82%(4)     2.93%         3.45%          3.73%        3.34%          3.20%
  After expense waiver and/or reimbursement.....      3.84%(4)     4.10%         4.11%          3.92%        3.52%          3.37%
Portfolio turnover rate.........................        13%          20%           18%            24%         152%           147%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas
     Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on
     July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3)  Not annualized.

(4)  Annualized.

(5)  The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of
     0.80% effective July 11, 2005.



   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and/or potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2009:

LKCM AQUINAS VALUE FUND
     DESCRIPTION                                     LEVEL 1              LEVEL 2             LEVEL 3               TOTAL
     ----------------------------------------------------------------------------------------------------------------------
     Common Stocks                                 27,274,099                  --                   --           27,274,099
     Money Market Funds                             1,021,643                  --                   --            1,021,643
                                                 --------------------------------------------------------------------------
     Total Investments*                           $28,295,742                $ --                  $--          $28,295,742
                                                 ==========================================================================

LKCM AQUINAS GROWTH FUND
     DESCRIPTION                                     LEVEL 1              LEVEL 2             LEVEL 3               TOTAL
     ----------------------------------------------------------------------------------------------------------------------
     Common Stocks                                 27,308,852                  --                   --           27,308,852
     Money Market Funds                               708,784                  --                   --              708,784
                                                 --------------------------------------------------------------------------
     Total Investments*                           $28,017,636                $ --                 $ --          $28,017,636
                                                 ==========================================================================

LKCM AQUINAS SMALL CAP FUND
     DESCRIPTION                                     LEVEL 1              LEVEL 2             LEVEL 3               TOTAL
     ----------------------------------------------------------------------------------------------------------------------
     Common Stocks                                  3,499,442                  --                   --            3,499,442
     Money Market Funds                               124,031                  --                   --              124,031
                                                 --------------------------------------------------------------------------
     Total Investments*                            $3,623,473                $ --                 $ --           $3,623,473
                                                 ==========================================================================
LKCM AQUINAS FIXED INCOME FUND
     DESCRIPTION                                     LEVEL 1              LEVEL 2             LEVEL 3               TOTAL
     ----------------------------------------------------------------------------------------------------------------------
     Preferred Stock                                 $108,062         $        --                 $ --          $   108,062
     Corporate Bonds                                       --           9,147,341                   --            9,147,341
     Municipal Bonds                                       --             383,510                   --              383,510
     U.S. Government & Agency Issues                       --           1,223,700                   --            1,223,700
     Money Market Funds                               177,658                  --                   --              177,658
                                                 --------------------------------------------------------------------------
     Total Investments*                              $285,720         $10,754,551                 $ --          $11,040,271
                                                 ==========================================================================

     * Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. SFAS 161 does not have any impact on the Funds' financial statement disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities.

     In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through August 28, 2009, the date the financial statements were available to be issued.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     9. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2009, the Adviser waived the following expenses:

                                     LKCM       LKCM        LKCM        LKCM
                                    AQUINAS    AQUINAS     AQUINAS     AQUINAS
                                    VALUE      GROWTH     SMALL CAP     FIXED
                                     FUND       FUND        FUND     INCOME FUND
Annual Advisory Rate                 0.90%      0.90%       1.00%       0.60%
Annual Cap on Expenses               1.50%      1.50%       1.50%       0.80%
Expenses Waived in 2009             $28,721    $27,086     $43,648     $52,961

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCMFunds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2009, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $31,205, $32,794 and $4,056, respectively.

C. FUND SHARES: At June 30, 2009, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       355,802    $ 2,893,552                         639,919    $ 7,205,108
Shares issued to shareholders in
   reinvestment of distributions                       --             --                          14,192        113,678
Shares redeemed                                  (227,688)    (1,790,614)                       (429,224)    (4,595,538)
Redemption fee                                                        92                                            500
                                               ----------   ------------                      ----------   ------------
Net increase                                      128,114    $ 1,103,030                         224,887    $ 2,723,748
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             3,088,848                                      2,863,961
                                               ----------                                     ----------
End of period                                   3,216,962                                      3,088,848
                                               ==========                                     ==========

AQUINAS GROWTH FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       143,260   $  1,554,056                         286,190   $  4,173,631
Shares issued to shareholders in
   reinvestment of distributions                       --             --                             649          6,956
Shares redeemed                                  (190,854)    (2,053,261)                       (397,477)    (5,541,654)
Redemption fee                                                        13                                             77
                                               ----------   ------------                      ----------   ------------
Net decrease                                      (47,594)  $   (499,192)                       (110,638)  $ (1,360,990)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             2,458,638                                      2,569,276
                                               ----------                                     ----------
End of period                                   2,411,044                                      2,458,638
                                               ==========                                     ==========

AQUINAS SMALL CAP FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       166,625    $   697,401                         483,493   $  2,753,283
Shares issued to shareholders in
   reinvestment of distributions                       --             --                           1,027          4,015
Shares redeemed                                   (55,627)      (213,337)                     (1,308,551)    (7,486,162)
Redemption fee                                                        20                                            217
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                           110,998    $   484,084                        (824,031)  $ (4,728,647)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                               844,456                                      1,668,487
                                               ----------                                     ----------
End of period                                     955,454                                        844,456
                                               ==========                                     ==========

AQUINAS FIXED INCOME FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2009                                DECEMBER 31, 2008
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       198,644    $ 1,952,070                         185,882    $ 1,801,952
Shares issued to shareholders in
   reinvestment of distributions                   18,999        186,015                          37,247        362,671
Shares redeemed                                  (122,456)    (1,203,389)                       (126,078)    (1,225,990)
Redemption fee                                                        10                                              7
                                               ----------   ------------                      ----------   ------------
Net increase                                       95,187     $  934,706                          97,051     $  938,640
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             1,032,993                                        935,942
                                               ----------                                     ----------
End of period                                   1,128,180                                      1,032,993
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of shares held by controlling persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of June 30, 2009, one foundation may be deemed to be a controlling person in the Aquinas Value Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2009 were as follows:

                                                        PURCHASES                                       SALES
                                                  U.S.                                          U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT        OTHER
                                               -----------    ----------                      ----------      ----------
LKCM Aquinas Value Fund                          $     --     $2,980,462                              --      $2,306,549
LKCM Aquinas Growth Fund                               --      6,822,047                              --       5,900,764
LKCM Aquinas Small Cap Fund                            --        977,388                              --       1,050,048
LKCM Aquinas Fixed Income Fund                    216,249      2,436,456                         690,017         642,550

E. TAX INFORMATION: At December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                                               LKCM                LKCM
                                                      LKCM                 LKCM              AQUINAS              AQUINAS
                                                    AQUINAS               AQUINAS           SMALL CAP          FIXED INCOME
                                                   VALUE FUND           GROWTH FUND            FUND                 FUND
                                                 ------------         -------------        -----------         ------------
Cost of Investments                              $ 31,631,579         $ 30,053,023         $ 4,378,906         $  9,810,614
                                                 ============         =============        ===========         ============
Gross Unrealized Appreciation                    $  1,038,462         $    927,154         $   130,045         $    294,333
Gross Unrealized Depreciation                      (7,475,377)          (3,941,412)         (1,115,414)            (344,178)
                                                 ------------         -------------        -----------         ------------
Net Unrealized Depreciation                      $ (6,436,915)        $  (3,014,258)       $  (985,369)        $    (49,845)
                                                 ============         =============        ===========         ============
Undistributed Ordinary Income                    $         --         $          --        $        --         $        385
Undistributed Long-Term Capital Gain                       --                    --                 --                   --
                                                 ------------         -------------        -----------         ------------
Total Distributable Earnings                     $         --         $          --        $        --         $        385
                                                 ============         =============        ===========         ============
Other Accumulated Losses                         $   (840,790)        $  (2,198,587)       $  (677,845)        $   (432,244)
                                                 ------------         -------------        -----------         ------------
Total Accumulated Losses                         $ (7,277,705)        $  (5,212,845)       $(1,663,214)        $   (481,704)
                                                 ============         =============        ===========         ============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2008 the accumulated capital loss carryforwards were as follows:

                                                                                               LKCM                 LKCM
                                                      LKCM                 LKCM               AQUINAS              AQUINAS
                                                    AQUINAS               AQUINAS           SMALL CAP           FIXED INCOME
                                                   VALUE FUND           GROWTH FUND            FUND                 FUND
                                                 ------------          -----------          ----------         ------------
Expiring in 2014                                 $         --                   --                  --              117,865
Expiring in 2015                                           --                   --                  --              184,058
Expiring in 2016                                      840,790               42,477             166,781              130,321
                                                 ------------          -----------          ----------         ------------
Total capital loss carryforwards                 $    840,790               42,477             166,781              432,244
                                                 ============          ===========          ==========         ============

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At December 31, 2008, the following Funds deferred, on a tax basis, post-October losses of:

                        LKCM AQUINAS        LKCM AQUINAS
                        GROWTH FUND        SMALL CAP FUND
                        $ 2,156,110           $ 511,064

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. The tax components of dividends paid during the six months ended June 30, 2009 were as follows:

                                        ORDINARY                   LONG-TERM
                                         INCOME                  CAPITAL GAINS
                                       -----------               -------------
LKCM Aquinas Value Fund                 $      --                           --
LKCM Aquinas Growth Fund                       --                           --
LKCM Aquinas Small Cap Fund                    --                           --
LKCM Aquinas Fixed Income Fund          $ 197,986                           --

The tax components of dividends paid during the year ended December 31, 2008 were as follows:

                                        ORDINARY                   LONG-TERM
                                         INCOME                  CAPITAL GAINS
                                       -----------               -------------
LKCM Aquinas Value Fund                $  119,073                           --
LKCM Aquinas Growth Fund                    7,336                           --
LKCM Aquinas Small Cap Fund                    --                      $ 4,082
LKCM Aquinas Fixed Income Fund            385,418                           --

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds' assertion that its income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in 2007. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2007 or 2008. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in 2007 or 2008. At June 30, 2009, the tax years 2005 through 2008 remain open to examination in the Funds' major tax jurisdictions.

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2009

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                    Value                                 100.00%
             Fixed Income                                   4.31%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                    Value                                  100.00%
             Fixed Income                                    4.31%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                    Value                                    4.21%
             Fixed Income                                   96.35%

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2008.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

   RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCMAQUINAS FUNDS

INTRODUCTION. At a meeting held on February 24, 2009, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement (the "Agreement") between Luther King Capital Management Corporation ("LKCM") and LKCM Funds (the "Trust"), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Fixed Income Fund (each, an "Aquinas Fund" and collectively, the "Aquinas Funds").

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and other similar funds;
(3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of Fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Aquinas Funds' socially responsible investing mandate, each Aquinas Fund's performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Aquinas Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a significant portion of the assets in the Aquinas Funds. The Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines. The Board also noted LKCM's representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Aquinas Funds, or impair its ability to meet its expense reimbursement obligations to the Aquinas Funds. The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Aquinas Fund. LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals. The Board determined that the portfolio managers at LKCM are well-qualified by education, training and experience to manage the Aquinas Funds in an efficient and professional manner.

In addition, the Board considered LKCM's best execution practices. The Board also noted LKCM's representation that, while its policy permits the use of third-party soft dollar arrangements for client transactions, LKCM currently does not participate in any third-party soft dollar trades on behalf of the Aquinas Funds.

PERFORMANCE OF THE AQUINAS FUNDS. The Board considered the performance of each Aquinas Fund compared to a benchmark index ("Benchmark") and peer group funds compiled by Lipper, Inc. ("Lipper Index") for the calendar year 2008 and for the period from July 11, 2005 (the date LKCM began managing each Aquinas Fund) through December 31, 2008. In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines, which generally are not applicable to funds included in the respective Lipper Indexes. The Board also noted the challenging nature of the markets for the calendar year 2008.

The Board noted that the Aquinas Value Fund outperformed its Benchmark and the Lipper Index for the three-year and since inception periods, but underperformed its Benchmark and the Lipper Index for the one-year period. The Board noted LKCM's explanation that stock selection in the Energy sector and allocation decisions in the Technology sector relative to its Benchmark detracted from the Fund's performance.

The Board noted that the Aquinas Growth Fund outperformed its Benchmark for the one-year and three-year periods, but underperformed its Benchmark for the since inception period. The Board also noted that the Aquinas Growth Fund outperformed the Lipper Index for the one-year, three-year and since inception periods.

The Board noted that the Aquinas Small Cap Fund underperformed its Benchmark and the Lipper Index for the one-year, three-year and since inception periods. The Board noted LKCM's explanation that stock selection as well as allocation decisions in the Financials sector relative to its Benchmark detracted from the Fund's performance.

The Board noted that the Aquinas Fixed Income Fund outperformed the Lipper Index for the one-year, three-year and since inception periods, but underperformed its Benchmark for the one-year, three-year and since inception periods. The Board noted LKCM's explanation that the overweight positions in corporate debt relative to its Benchmark detracted from the Fund's performance.

FEES AND EXPENSES. The Board considered the advisory fee rates and the total expense ratios of each Aquinas Fund relative to similar funds and LKCM's other institutional accounts. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Aquinas Fund's 2009 fiscal year. The Board noted that the fee rates for the Aquinas Funds may be higher than other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing framework provided by the United States Conference of Catholic Bishops. The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. ("Lipper Category"). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Small Cap Equity Fund were in the fourth quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Value Fund were in the fourth quartile and third quartile of the Lipper Category, respectively. In this case, the advisory fee rate and total expense ratio were both higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Growth Fund were in the fourth quartile and third quartile of the Lipper Category, respectively. In this case, the advisory fee rate and total expense ratio were both higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Fixed Income Fund were in the fourth quartile and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it manages and LKCM's other separately managed accounts. The Board noted that the fee rates are generally comparable to those of the separately managed accounts but that the other accounts have additional breakpoints as assets in those accounts increase. In addition, the Board considered that there are additional expenses incurred by LKCM in managing the Aquinas Funds due to their mandate for socially responsible investing and that the Lipper Category may not account for these additional expenses. The Board also considered the fee rate to be charged by LKCM as subadviser to other mutual funds. The Board noted LKCM's representation that the subadvisory fee rates charged to these other funds are lower than the advisory fee rates charged to the Aquinas Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds and LKCM's additional responsibilities in managing the Aquinas Funds as a result of the Aquinas Funds' socially responsible investing mandate.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Aquinas Funds and the profitability of LKCM. The Board noted LCKM's representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments. The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years and the period from July 11, 2005 to December 31, 2005. The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis. In this regard, the Board noted that LKCM made a profit on each Aquinas Fund except the Aquinas Small Cap and Aquinas Fixed Income Funds.

With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low. Based on these asset levels, the Board noted that LKCM believes that further economies of scale likely cannot be achieved until assets increase in the Aquinas Funds.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded with respect to each Aquinas Fund that (1) each Aquinas Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Aquinas Fund's performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Aquinas Fund shareholders with reasonable benefits associated with economies of scale based on the asset levels in the Aquinas Funds. In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement with respect to each Aquinas Fund.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA             Richard Lenart
   Trustee,                             Secretary & Treasurer
   President

   Paul W. Greenwell                    Jacob D. Smith
   Vice President                       Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC                                -----------------
P.O. Box 701                                                        PRESORTED
Milwaukee, WI 53201-0701                                            STANDARD
                                                                 US POSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                               -----------------

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) LKCM Funds
                      ----------------------------------------------------------

         By (Signature and Title) /s/ Luther King
                                  ----------------------------------------------
                                      J. Luther King, Jr., President

         Date 9/2/09



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ Luther King
                                  ----------------------------------------------
                                      J. Luther King, Jr., President

         Date 9/2/09

         By (Signature and Title) /s/ Richard Lenart
                                  ----------------------------------------------
                                      Richard Lenart, Treasurer

         Date 9/2/09